As filed with the Securities and Exchange Commission on September 26, 2017.

File Nos.
033-44132
811-06481

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 42 [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 44 [X]

FRANKLIN MUNICIPAL SECURITIES TRUST
(Exact Name of Registrant as Specified in Charter)

ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
(Address of Principal Executive Offices)(Zip Code)

Registrant's Telephone Number, Including Area Code (650) 312-2000

CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
(Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b)
[X] on October 1, 2017 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date), pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus
Franklin Municipal Securities Trust October 1, 2017

	Class A	Class C	Class R6	Advisor Class
Franklin California High Yield Municipal Fund	FCAMX	FCAHX	FCAQX	FVCAX
Franklin Tennessee Municipal Bond Fund	FRTIX	—	FTMQX	FTMZX

The U.S. Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

MUN P 10/17

Contents

Fund Summaries Information about the Fund you should know before investing
Franklin California High Yield Municipal Fund Franklin Tennessee Municipal Bond Fund

Fund Details More information on investment policies, practices and risks/financial highlights
Franklin California High Yield Municipal Fund Franklin Tennessee Municipal Bond Fund Distributions and Taxes

Your Account Information about sales charges, qualified investors, account transactions and services
Choosing a Share Class Buying Shares Investor Services Selling Shares Exchanging Shares Account Policies Questions

For More Information Where to learn more about the Fund
Back Cover

Fund Summaries

Franklin California High Yield Municipal Fund

Investment Goal

To provide investors with a high level of income exempt from federal and California personal income taxes. Its secondary goal is capital appreciation to the extent possible and consistent with its principal investment goal.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $100,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 50 in the Fund's Prospectus and under “Buying and Selling Shares” on page 43 of the Fund’s Statement of Additional Information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in Appendix A – "Intermediary Sales Charge Discounts and Waivers" to the Fund’s prospectus.

Please note that the tables and examples below do not reflect any transaction fees that may be charged by financial intermediaries, or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class R6 or Advisor Class shares.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class R6[1]	Advisor Class[2]
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None[3]	1.00%	None	None

1. The Fund began offering Class R6 shares on August 1, 2017.

2. The Fund began offering Advisor Class shares on September 15, 2016.

3. There is a 0.75% contingent deferred sales charge that applies to investments of $1 million or more (see "Investments of $1 Million or More" under "Choosing a Share Class") and purchases by certain retirement plans without an initial sales charge on shares sold within 18 months of purchase.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R6	Advisor Class
Management fees	0.46%	0.46%	0.46%	0.46%
Distribution and service (12b-1) fees	0.10%	0.65%	None	None
Other expenses[1]	0.07%	0.07%	0.04%	0.07%
Total annual Fund operating expenses	0.63%	1.18%	0.50%	0.53%

1. The Fund began offering Class R6 shares on August 1, 2017. Other expenses for Class R6 are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 487	$ 618	$ 761	$ 1,178
Class C	$ 220	$ 375	$ 649	$ 1,432
Class R6	$ 51	$ 160	$ 280	$ 628
Advisor Class	$ 54	$ 170	$ 296	$ 665
If you do not sell your shares:
Class C	$ 120	$ 375	$ 649	$ 1,432

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 19.73% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in municipal securities whose interest is free from regular federal income taxes and from California personal income taxes. Although the Fund tries to invest all of its assets in securities whose interest is free from regular federal and California personal income taxes, it is possible, although not anticipated, that up to 20% of its net assets may be in securities that pay taxable interest. The Fund also may have up to 100% of its assets in securities that pay interest subject to the federal alternative minimum tax.

The Fund may invest in municipal securities rated in any rating category by U.S. nationally recognized rating services, including securities rated below investment grade (or comparable unrated or short-term rated securities).

The Fund also may invest up to 35% of its total assets in municipal securities issued by U.S. territories.

The Fund may invest in securities of any maturity or duration. The Fund may also invest in municipal securities that are covered by insurance policies that guarantee the timely payment of principal and interest.

Although the investment manager will search for investments across a large number of municipal securities that finance different types of projects, from time to time, based on economic conditions, the Fund may have significant positions in municipal securities that finance similar types of projects.

The investment manager selects securities that it believes will provide the best balance between risk and return within the Fund’s range of allowable investments and typically uses a buy and hold strategy. This means it generally holds securities in the Fund’s portfolio for income purposes, rather than trading securities for capital gains, although the investment manager may sell a security at any time if it believes it could help the Fund meet its goal.

The investment manager may consider existing market conditions, the availability of lower-rated securities, and whether the difference in yields between higher- and lower-rated securities justifies the higher risk of lower-rated securities when selecting securities for the Fund’s portfolio. Thus, there may be times when the Fund has a majority of its investments in securities that are considered investment grade.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Interest Rate   When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand of bonds. In general, securities with longer maturities or durations are more sensitive to interest rate changes.

Market   The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Credit   An issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value.

A change in the credit rating of a municipal bond insurer that insures securities in the Fund’s portfolio may affect the value of the securities it insures, the Fund’s share price and Fund performance. The Fund might also be adversely impacted by the inability of an insurer to meet its insurance obligations.

High-Yield Debt Securities   Issuers of lower-rated or “high-yield” debt securities (also known as “junk bonds”) are not as strong financially as those issuing higher credit quality debt securities. High-yield debt securities are generally considered predominantly speculative by the applicable rating agencies as their issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. The prices of high-yield debt securities generally fluctuate more than those of higher credit quality. High-yield debt securities are generally more illiquid (harder to sell) and harder to value.

California   The Fund invests predominantly in California municipal securities. Therefore, events in California are likely to affect the Fund’s investment and its performance. These events may include economic or political policy changes, tax base erosion, constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to municipal issuers of California. The same is true of events in other states or U.S. territories, to the extent that the Fund has exposure to any other state or territory at any given time.

Focus   The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education, real estate and transportation. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

Tax-Exempt Securities   Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

Income   Because the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when prevailing interest rates fall or when the Fund experiences defaults on debt securities it holds.

Prepayment   Prepayment risk occurs when a debt security can be repaid in whole or in part prior to the security's maturity and the Fund must reinvest the proceeds it receives, during periods of declining interest rates, in securities that pay a lower rate of interest. Also, if a security has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Prepayments generally increase when interest rates fall.

Unrated Debt Securities   Unrated debt securities determined by the investment manager to be of comparable quality to rated securities which the Fund may purchase may pay a higher interest rate than such rated debt securities and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated securities or issuers.

Bond Insurers   Because of the consolidation among municipal bond insurers the Fund is subject to additional risks including the risk that credit risk may be concentrated among fewer insurers and the risk that events involving one or more municipal bond insurers could have a significant adverse effect on the value of the securities insured by an insurer and on the municipal markets as a whole.

Liquidity   From time to time, the trading market for a particular security or type of security or other investments in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities or other investments when necessary to meet the Fund’s liquidity needs or in response to a specific economic event and will also generally lower the value of a security or other investments. Market prices for such securities or other investments may be volatile.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Class A Annual Total Returns

Best Quarter:	Q3'09	14.92%
Worst Quarter:	Q4'08	-14.29%
As of June 30, 2017, the Fund's year-to-date return was 4.61%.

Average Annual Total Returns
(figures reflect sales charges)

For the periods ended December 31, 2016

	1 Year	5 Years	10 Years
Franklin California High Yield Municipal Fund - Class A
Return Before Taxes	-3.22%	4.99%	4.46%
Return After Taxes on Distributions	-3.22%	4.99%	4.46%
Return After Taxes on Distributions and Sale of Fund Shares	-0.27%	4.86%	4.47%
Franklin California High Yield Municipal Fund - Class C	-0.37%	5.35%	4.36%
Franklin California High Yield Municipal Fund - Advisor Class	1.17%	6.02%	5.05%
Bloomberg Barclays Municipal Bond Index (index reflects no deduction for fees, expenses or taxes)	0.25%	3.28%	4.25%

Performance information for Class R6 shares is not shown because this class did not have a full calendar year of operations as of the date of this prospectus.

Historical performance for Advisor Class shares prior to their inception is based on the performance of Class A shares. Advisor Class performance has been adjusted to reflect differences in sales charges between classes.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Managers

John Wiley   Senior Vice President of Advisers and portfolio manager of the Fund since 1993.

Christopher Sperry, CFA   Vice President of Advisers and portfolio manager of the Fund since 2004.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. For Class A and C, the minimum initial purchase for most accounts is $1,000 (or $50 under an automatic investment plan). Class R6 and Advisor Class are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under "Your Account — Choosing a Share Class — Qualified Investors — Class R6" and "— Advisor Class" in the Fund's prospectus. There is no minimum investment for subsequent purchases.

Taxes

The Fund’s distributions are primarily exempt from regular federal and state income tax for individual residents of California. A portion of these distributions, however, may be subject to the federal alternative minimum tax. The Fund may also make distributions that are taxable to you as ordinary income or capital gains.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Franklin Tennessee Municipal Bond Fund

Investment Goal

To maximize income exempt from federal income taxes and from the personal income taxes for resident shareholders of Tennessee to the extent consistent with prudent investing and the preservation of shareholders' capital.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $100,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 50 in the Fund's Prospectus and under “Buying and Selling Shares” on page 43 of the Fund’s Statement of Additional Information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in Appendix A – "Intermediary Sales Charge Discounts and Waivers" to the Fund’s prospectus.

Please note that the tables and examples below do not reflect any transaction fees that may be charged by financial intermediaries, or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class R6 and Advisor Class shares.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class R6[1]	Advisor Class[2]
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	4.25%	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None[3]	None	None

1. The Fund began offering Class R6 shares on August 1, 2017.

2. The Fund began offering Advisor Class shares on September 15, 2016.

3. There is a 0.75% contingent deferred sales charge that applies to investments of $1 million or more (see "Investments of $1 Million or More" under "Choosing a Share Class") and purchases by certain retirement plans without an initial sales charge on shares sold within 18 months of purchase.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class R6	Advisor Class
Management fees	0.53%	0.53%	0.53%
Distribution and service (12b-1) fees	0.10%	None	None
Other expenses[1]	0.09%	0.06%	0.09%
Total annual Fund operating expenses	0.72%	0.59%	0.62%

1. The Fund began offering Class R6 shares on August 1, 2017. Other expenses for Class R6 are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 495	$ 645	$ 809	$ 1,281
Class R6	$ 60	$ 189	$ 329	$ 738
Advisor Class	$ 63	$ 199	$ 346	$ 774

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 18.95% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in investment grade municipal securities whose interest is free from regular federal income taxes and from Tennessee personal income taxes. Although the Fund tries to invest all of its assets in securities whose interest is free from regular federal and Tennessee personal income taxes, it is possible, although not anticipated, that up to 20% of its net assets may be invested in securities that pay taxable interest. The Fund also may have up to 100% of its assets in securities that pay interest subject to the federal alternative minimum tax.

The Fund only buys municipal securities rated, at the time of purchase, in one of the top four ratings categories by one or more U.S. nationally recognized rating services (or comparable unrated or short-term rated securities).

The Fund also may invest up to 35% of its total assets in municipal securities issued by U.S. territories.

The Fund may invest in securities of any maturity or duration. The Fund may also invest in municipal securities that are covered by insurance policies that guarantee the timely payment of principal and interest.

Although the investment manager will search for investments across a large number of municipal securities that finance different types of projects, from time to time, based on economic conditions, the Fund may have significant positions in municipal securities that finance similar types of projects.

The investment manager selects securities that it believes will provide the best balance between risk and return within the Fund’s range of allowable investments and typically uses a buy and hold strategy. This means it generally holds securities in the Fund’s portfolio for income purposes, rather than trading securities for capital gains, although the investment manager may sell a security at any time if it believes it could help the Fund meet its goal.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Interest Rate   When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand of bonds. In general, securities with longer maturities or durations are more sensitive to interest rate changes.

Market   The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Credit   An issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value.

A change in the credit rating of a municipal bond insurer that insures securities in the Fund’s portfolio may affect the value of the securities it insures, the Fund’s share price and Fund performance. The Fund might also be adversely impacted by the inability of an insurer to meet its insurance obligations.

Tennessee   The Fund invests predominantly in Tennessee municipal securities. Therefore, events in Tennessee are likely to affect the Fund's investment and its performance. These events may include economic or political policy changes, tax base erosion, constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to municipal issuers of Tennessee.The same is true of events in other states or U.S. territories, to the extent that the Fund has exposure to any other state or territory at any given time.

Focus   The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

Tax-Exempt Securities   Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

Income   Because the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when prevailing interest rates fall or when the Fund experiences defaults on debt securities it holds.

Prepayment   Prepayment risk occurs when a debt security can be repaid in whole or in part prior to the security's maturity and the Fund must reinvest the proceeds it receives, during periods of declining interest rates, in securities that pay a lower rate of interest. Also, if a security has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Prepayments generally increase when interest rates fall.

Liquidity   From time to time, the trading market for a particular security or type of security or other investments in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities or other investments when necessary to meet the Fund’s liquidity needs or in response to a specific economic event and will also generally lower the value of a security or other investments. Market prices for such securities or other investments may be volatile.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Class A Annual Total Returns

Best Quarter:	Q3'09	5.93%
Worst Quarter:	Q4'10	-5.37%
As of June 30, 2017, the Fund's year-to-date return was 1.51%.

Average Annual Total Returns
(figures reflect sales charges)

For the periods ended December 31, 2016

	1 Year	5 Years	10 Years
Franklin Tennessee Municipal Bond Fund - Class A
Return Before Taxes	-3.22%	1.69%	3.19%
Return After Taxes on Distributions	-3.22%	1.69%	3.19%
Return After Taxes on Distributions and Sale of Fund Shares	-0.39%	2.12%	3.32%
Franklin Tennessee Municipal Bond Fund - Advisor Class	1.08%	2.59%	3.64%
Bloomberg Barclays Municipal Bond Index (index reflects no deduction for fees, expenses or taxes)	0.25%	3.28%	4.25%

Performance information for Class R6 shares is not shown because this class did not have a full calendar year of operations as of the date of this prospectus.

Historical performance for Advisor Class shares prior to their inception is based on the performance of Class A shares. Advisor Class performance has been adjusted to reflect differences in sales charges between classes.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Managers

Francisco Rivera   Vice President of Advisers and portfolio manager of the Fund since 1996.

Daniel Workman, CFA   Portfolio Manager of Advisers and portfolio manager of the Fund since 2013.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. For Class A, the minimum initial purchase for most accounts is $1,000 (or $50 under an automatic investment plan). Class R6 and Advisor Class are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under "Your Account — Choosing a Share Class — Qualified Investors — Class R6" and "— Advisor Class" in the Fund's prospectus. There is no minimum investment for subsequent purchases.

Taxes

The Fund’s distributions are primarily exempt from regular federal and state income tax for individual residents of Tennessee. A portion of these distributions, however, may be subject to federal alternative minimum tax. The Fund may also make distributions that are taxable to you as ordinary income or capital gains.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Fund Details

Franklin California High Yield Municipal Fund

Investment Goal

The Fund's principal investment goal is to provide investors with a high level of income exempt from federal and California personal income taxes. Its secondary goal is capital appreciation to the extent possible and consistent with its principal investment goal.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests at least 80% of its net assets in municipal securities whose interest is free from regular federal income taxes and from California personal income taxes. Although the Fund tries to invest all of its assets in securities whose interest is free from regular federal and California personal income taxes, it is possible, although not anticipated, that up to 20% of its net assets may be in securities that pay taxable interest. The Fund also may have up to 100% of its assets in securities that pay interest subject to the federal alternative minimum tax.

The Fund may invest in municipal securities rated in any rating category by U.S. nationally recognized rating services, including securities rated below investment grade (or comparable unrated or short-term rated securities).

Municipal securities are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, such as Puerto Rico, Guam and the U.S. Virgin Islands, to borrow money for various public and private projects. Municipal securities generally pay a fixed, floating or variable rate of interest, and require that the amount borrowed (principal) be repaid at maturity.

The Fund may invest in insured municipal securities, which are covered by insurance policies that guarantee the timely payment of principal and interest. The Fund generally purchases bonds that have insurance in place so it does not pay insurance premiums directly. The premium costs, however, are reflected in a lower yield and/or higher price for the insured bond. When beneficial, the Fund may purchase insurance for an uninsured bond directly from a qualified municipal bond insurer, in which case the Fund pays the insurance premium directly to the insurance company. The investment manager may also consider the cost of insurance when selecting securities for the Fund. It is important to note that insurance does not guarantee the market value of an insured security, or the Fund's share price or distributions, and shares of the Fund are not insured.

The Fund may invest in securities of any maturity or duration.

The Fund also may invest up to 35% of its total assets in municipal securities issued by U.S. territories.

Although the investment manager will search for investments across a large number of municipal securities that finance different types of projects, from time to time, based on economic conditions, the Fund may have significant positions in municipal securities that finance similar types of projects.

The Fund may invest in variable and floating rate securities, primarily variable rate demand notes, the interest rates of which change either at specific intervals or whenever a benchmark rate changes. While this feature helps protect against a decline in the security’s market price when interest rates rise, it lowers the Fund’s income when interest rates fall. The Fund may also invest in zero coupon and deferred interest securities.

Other investments in which the Fund may invest include municipal lease obligations, zero coupon securities and deferred interest securities. Municipal lease obligations generally are issued to support a government’s infrastructure by financing or refinancing equipment or property acquisitions or the construction, expansion or rehabilitation of public facilities. In such transactions, equipment or property is leased to a state or local government, which, in turn, pays lease payments to the lessor consisting of interest and principal payments on the obligations.

The investment manager selects securities that it believes will provide the best balance between risk and return within the Fund's range of allowable investments and typically uses a buy and hold strategy. This means it generally holds securities in the Fund's portfolio for income purposes, rather than trading securities for capital gains, although the investment manager may sell a security at any time if it believes it could help the Fund meet its goal.

The investment manager may consider existing market conditions, the availability of lower-rated securities, and whether the difference in yields between higher and lower-rated securities justifies the higher risk of lower-rated securities when selecting securities for the Fund's portfolio. Thus, there may be times when the Fund has a majority of its investments in securities that are considered investment grade.

Temporary Investments

When the investment manager believes market or economic conditions are unusual or unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments, such as variable rate demand notes. Temporary defensive investments generally may include securities that pay taxable interest. The investment manager may also invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

Principal Risks

Interest Rate

Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand of bonds. Changes in government monetary policy, including changes in tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed, nor that any such policy will have the desired effect on interest rates. Debt securities generally tend to lose market value when interest rates rise and increase in value when interest rates fall. A rise in interest rates also has the potential to cause investors to rapidly move out of fixed income securities. A substantial increase in interest rates may also have an adverse impact on the liquidity of a security, especially those with longer maturities or durations. Securities with longer maturities or durations or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to interest rate changes.

Market

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. Securities or other investments may decline in value due to factors affecting individual issuers, markets generally or sectors within the markets. The value of a security or other investment may go up or down due to general market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. The value may also go up or down due to factors that affect an individual issuer or a particular sector. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance.

Credit

The Fund could lose money on a debt security if the issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer's financial strength, the market's perception of the issuer's financial strength or a security's credit rating, which reflects a third party's assessment of the credit risk presented by a particular issuer, may affect debt securities' values. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the investment manager or the rating agencies than such securities actually do.

The Fund’s portfolio securities may be supported by credit enhancements provided by an insurance company, bank, or other foreign or domestic entity. For example, some municipal securities are insured by a policy that guarantees the timely payment of principal and interest. Other municipal securities may be backed by letters of credit, guarantees, or escrow or trust accounts containing high quality securities, including securities backed by the full faith and credit of the U.S. government, to secure the payment of principal and interest. Securities supported by credit enhancements have the credit risk of the entity providing the credit support. To the extent the Fund holds these securities, a change in the credit rating of the entity providing credit support may affect the value of the securities it supports, the Fund’s share price and Fund performance. The Fund might also be adversely impacted by the inability of an entity providing credit support to meet its obligations.

High-Yield Debt Securities

High-yield debt securities (including loans) and unrated securities of similar credit quality (high-yield debt instruments or junk bonds) involve greater risk of a complete loss of the Fund's investment, or delays of interest and principal payments, than higher-quality debt securities or loans. Issuers of high-yield debt instruments are not as strong financially as those issuing securities of higher credit quality. High-yield debt instruments are generally considered predominantly speculative by the applicable rating agencies as these issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These instruments may be worthless and the Fund could lose its entire investment.

The prices of high-yield debt instruments generally fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the issuer and to changes in the ratings assigned by rating agencies. In addition, the entire high-yield debt market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

High-yield debt instruments are generally less liquid than higher-quality securities and do not trade frequently. When they do trade, their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests. As a result, high-yield debt instruments generally pose greater illiquidity and valuation risks.

Substantial declines in the prices of high-yield debt instruments can dramatically increase the yield of such bonds or loans. The decline in market prices generally reflects an expectation that the issuer(s) may be at greater risk of defaulting on the obligation to pay interest and principal when due. Therefore, substantial increases in yield may reflect a greater risk by the Fund of losing some or part of its investment rather than reflecting any increase in income from the higher yield that the debt security or loan may pay to the Fund on its investment.

California

Investment in the Fund may involve more risk than an investment in a fund that does not focus on securities of a single state. Because the Fund invests predominantly in California municipal securities, events in California are likely to affect the Fund's investments and its performance. These events may include economic or political policy changes, man-made or natural disasters, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to California's municipal issuers. A negative change in any one of these or other areas could affect the ability of California municipal issuers to meet their obligations. In addition, any downgrade to the credit rating of the securities issued by the U.S. government may result in a downgrade of securities issued by California.

As with California municipal securities, economic or political policy changes, tax base erosion, constitutional limits on tax increases, budget deficits and other financial difficulties in any of the U.S. territories in which the Fund invests, which can include Puerto Rico, Guam and the U.S. Virgin Islands, may effect the Fund's investments and its performance.

Puerto Rico and its municipal issuers have continued to experience severe financial difficulties amid economic stagnation, fiscal imbalances, budget deficits, underfunded pensions, high unemployment, a decline in population, significant debt service obligations, liquidity issues, reduced access to financial markets, and repeated credit rating downgrades. In July 2016, Puerto Rico defaulted on its general obligation bonds, making it the first state or territory-level issuer to do so since the Great Depression. Since then, Puerto Rico has continued to default on its general obligation bonds and other debt. In May 2017, the Puerto Rico federal Oversight Board, acting under the Puerto Rico Oversight, Management, and Economic Stability Act (PROMESA) passed in 2016, commenced a formal restructuring proceeding for Puerto Rico’s general obligation debt, as well as for COFINA bonds secured by a dedicated portion of sales and use taxes. In July 2017, a formal restructuring procedure was commenced for the Puerto Rico Electric Power Authority (PREPA). Bonds issued by these entities continue to be subject to ongoing restructuring discussions between Puerto Rico and its creditors, including mutual funds and other accounts managed by Franklin Templeton. Any restructuring of some or all of the commonwealth’s debt, or a further decline in market prices of Puerto Rico debt obligations, may affect the Fund’s investments and its performance.

The discussion above does not include all relevant facts or economic or political conditions that may affect the ability of municipal issuers to meet their debt obligations, and is subject to change without notice. The information provided is based on data as of July 1, 2017, from historically reliable sources, but the investment manager has not independently verified it. This information could change quickly and without notice and is generally only updated annually.

Bond Insurers

Market conditions or changes to ratings criteria could adversely impact the ratings of municipal bond insurance companies. Rating agencies have lowered their ratings and withdrawn ratings on some municipal bond insurers. In such cases the insurance may be providing little or no enhancement of credit or resale value to the municipal security and the security rating will reflect the higher of the insurer rating or the rating of the underlying security.

Additional downgrades and withdrawal of ratings from municipal bond insurers would further limit the availability of insurance sought by municipal bond issuers thereby reducing the supply of insured municipal securities and potentially increasing the amount of unrated securities held by the Fund.

Market conditions have weakened the municipal bond insurance industry leading state regulators from time to time to require municipal bond insurers to suspend claims payments on outstanding insurance in force. Certain municipal bond insurers have withdrawn from the market. These circumstances have led to a consolidation among municipal bond insurers which have led to a decrease in the supply of insured municipal securities and a concentration of the insurance company credit risk on the securities in the Fund's portfolio amongst fewer municipal bond insurers. Due to this consolidation, events involving one or more municipal bond insurers could have a significant adverse effect on the value of the securities insured by an insurer and on the municipal markets as a whole.

Focus

The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

Real Estate

Municipal securities that finance real estate projects are subject to the risks of the real estate industry. Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations. When economic growth is slow, demand for property decreases and prices may decline. Property values may decrease because of overbuilding, increases in property taxes and operating expenses, changes in zoning laws, environmental regulations or hazards, insurance or condemnation losses, or a general decline in neighborhood values.

Tax-Exempt Securities

While the Fund endeavors to purchase only bona fide tax-exempt securities (i.e., a security issued as paying tax-exempt interest income), there are risks that: (a) a tax-exempt security may be reclassified by the Internal Revenue Service, or a state tax authority, as paying taxable interest income instead and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the Fund to have to sell securities at inopportune times or prices and may cause the value of the security, and therefore the value of the Fund’s shares, to decline.

Income

Because the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when prevailing interest rates fall or when the Fund experiences defaults on debt securities it holds. The Fund's income generally declines during periods of falling interest rates because the Fund must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, amortization, call, or buy-back) at a lower rate of interest or return.

Inflation

The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically corresponded with long-term inflationary trends.

Liquidity

Liquidity risk exists when the markets for particular securities or types of securities or other investments are or become relatively illiquid so that the Fund is unable, or it becomes more difficult for the Fund, to sell the security or other investment at the price at which the Fund has valued the security. Illiquidity may result from political, economic or issuer specific events; supply/demand imbalances; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions. Securities or other investments with reduced liquidity or that become illiquid may involve greater risk than securities with more liquid markets. Market prices or quotations for illiquid securities may be volatile, and there may be large spreads between bid and ask prices. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event. To the extent that the Fund and its affiliates hold a significant portion of an issuer's outstanding securities, the Fund may be subject to greater liquidity risk than if the issuer's securities were more widely held.

Prepayment

Debt securities are subject to prepayment risk when the issuer can "call" the security, or repay principal, in whole or in part, prior to the security's maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing security, potentially lowering the Fund's income, yield and its distributions to shareholders. Securities subject to partial or complete prepayment(s) may offer less potential for gains during a declining interest rate environment and have greater price volatility. Prepayment risk is greater in periods of falling interest rates for fixed-rate assets, and for floating or variable rate securities, rising interest rates generally increase the risk of refinancings or prepayments.

Municipal Lease Obligations

Municipal lease obligations differ from other municipal securities because the relevant legislative body must appropriate the money each year to make the lease payments. If the money is not appropriated, the lease may be cancelled without penalty and investors who own the lease obligations may not be paid.

Unrated Debt Securities

Unrated debt securities determined by the investment manager to be of comparable quality to rated securities which the Fund may purchase may pay a higher interest rate than such rated debt securities and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated securities or issuers.

Debt Securities Ratings

The use of credit ratings in evaluating debt securities can involve certain risks, including the risk that the credit rating may not reflect the issuer's current financial condition or events since the security was last rated by a rating agency. Credit ratings may be influenced by conflicts of interest or based on historical data that no longer apply or that are no longer accurate.

Illiquid Securities

Certain securities are illiquid due to a limited trading market, financial weakness of the issuer, legal or contractual restrictions on resale or transfer, or are otherwise illiquid in the sense that they cannot be sold within seven days at approximately the price at which the Fund values them. Securities that are illiquid involve greater risk than securities with more liquid markets. Market quotations for such securities may be volatile and/or subject to large spreads between bid and ask prices. Illiquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event.

Zero Coupon and Deferred Interest Securities

These bonds tend to react more sharply to changes in interest rates than traditional bonds. The original discount on zero coupon or delayed interest bonds approximates the total amount of interest the bonds will accumulate over the period until maturity or the first cash payment date and compounds at a rate of interest reflecting the market rate of the security at the time of issuance. The discount varies depending on the time remaining until maturity or the cash payment date, as well as prevailing interest rates, liquidity of the market for the security, and the perceived credit quality of the issuer. The discount typically increases as interest rates rise, the market becomes less liquid or the creditworthiness of the issuer deteriorates. Because investors receive no cash prior to the maturity or cash payment date, an investment in debt securities issued at a discount generally has a greater potential for complete loss of principal and/or return than an investment in debt securities that make periodic interest payments. Such investments are more vulnerable to the creditworthiness of the issuer and any other parties upon which performance relies.

Management

The Fund is actively managed and could experience losses if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

More detailed information about the Fund, its policies and risks and about municipal securities held by the Fund can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

Management

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage, as of August 31, 2017, over $747 billion in assets, and have been in the investment management business since 1947.

The Fund is managed by a team of dedicated professionals focused on investments in tax-free municipal securities. The portfolio managers of the team are as follows:

John Wiley   Senior Vice President of Advisers

Mr. Wiley has been a lead portfolio manager of the Fund since 1993. He joined Franklin Templeton Investments in 1989.

Christopher Sperry, CFA   Vice President of Advisers

Mr. Sperry has been a lead portfolio manager of the Fund since 2004. He joined Franklin Templeton Investments in 1996.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The portfolio managers of the Fund are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. They have equal authority over all aspects of the Fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended May 31, 2017, the Fund paid 0.46% of its average net assets to the investment manager for its services.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's annual report to shareholders for the fiscal year ended May 31.

Financial Highlights

The Financial Highlights present the Fund's financial performance for the past five years or since its inception. Certain information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

Class A		Year Ended May 31,
	2017	2016	2015	2014	2013
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 11.10	$ 10.65	$ 10.42	$ 10.59	$ 10.40
Income from investment operations:[a]
Net investment income[b]	0.40	0.41	0.44	0.49	0.46
Net realized and unrealized gains (losses)	-0.22	0.46	0.24	-0.18	0.17
Total from investment operations	0.18	0.87	0.68	0.31	0.63
Less distributions from net investment income	-0.39	-0.42	-0.45	-0.48	-0.44
Net asset value, end of year	$ 10.89	$ 11.10	$ 10.65	$ 10.42	$ 10.59
Total return[c]	1.71%	8.37%	6.63%	3.22%	6.10%
Ratios to average net assets
Expenses	0.63%	0.65%	0.63%	0.63%	0.61%
Net investment income	3.66%	3.83%	4.17%	4.95%	4.31%
Supplemental data
Net assets, end of year (000’s)	$ 1,377,514	$ 1,442,703	$ 1,294,192	$ 1,203,532	$ 1,330,444
Portfolio turnover rate	19.73%	12.23%	11.98%	22.26%	5.47%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Class C		Year Ended May 31,
	2017	2016	2015	2014	2013
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 11.17	$ 10.72	$ 10.49	$ 10.65	$ 10.46
Income from investment operations:[a]
Net investment income[b]	0.34	0.36	0.39	0.44	0.40
Net realized and unrealized gains (losses)	-0.21	0.45	0.23	-0.18	0.17
Total from investment operations	0.13	0.81	0.62	0.26	0.57
Less distributions from net investment income	-0.33	-0.36	-0.39	-0.42	-0.38
Net asset value, end of year	$ 10.97	$ 11.17	$ 10.72	$ 10.49	$ 10.65
Total return[c]	1.22%	7.73%	6.01%	2.74%	5.48%
Ratios to average net assets
Expenses	1.18%	1.20%	1.18%	1.18%	1.16%
Net investment income	3.11%	3.28%	3.62%	4.40%	3.76%
Supplemental data
Net assets, end of year (000’s)	$ 358,308	$ 377,550	$ 326,456	$ 278,775	$ 322,824
Portfolio turnover rate	19.73%	12.23%	11.98%	22.26%	5.47%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Advisor Class		Year Ended May 31,
	2017	2016	2015	2014	2013
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 11.12	$ 10.67	$ 10.44	$ 10.61	$ 10.41
Income from investment operations:[a]
Net investment income[b]	0.41	0.43	0.45	0.50	0.47
Net realized and unrealized gains (losses)	-0.22	0.45	0.24	-0.18	0.18
Total from investment operations	0.19	0.88	0.69	0.32	0.65
Less distributions from net investment income	-0.40	-0.43	-0.46	-0.49	-0.45
Net asset value, end of year	$ 10.91	$ 11.12	$ 10.67	$ 10.44	$ 10.61
Total return	1.80%	8.46%	6.73%	3.32%	6.30%
Ratios to average net assets
Expenses	0.53%	0.55%	0.53%	0.53%	0.51%
Net investment income	3.76%	3.93%	4.27%	5.05%	4.41%
Supplemental data
Net assets, end of year (000’s)	$ 720,890	$ 635,463	$ 474,392	$ 315,131	$ 303,904
Portfolio turnover rate	19.73%	12.23%	11.98%	22.26%	5.47%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

Franklin Tennessee Municipal Bond Fund

Investment Goal

The Fund's investment goal is to maximize income exempt from federal income taxes and from the personal income taxes for resident shareholders of Tennessee to the extent consistent with prudent investing and the preservation of shareholders' capital.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests at least 80% of its net assets in investment grade municipal securities whose interest is free from regular federal income taxes and from Tennessee personal income taxes. Although the Fund tries to invest all of its assets in securities whose interest is free from regular federal and Tennessee personal income taxes, it is possible, although not anticipated, that up to 20% of its net assets may be invested in securities that pay taxable interest. The Fund also may have up to 100% of its assets in securities that pay interest subject to the federal alternative minimum tax.

The Fund only buys municipal securities rated in one of the top four ratings categories by one or more U.S. nationally recognized rating services (or comparable unrated or short-term rated securities). This limitation generally is applied at the time of purchase and a downgrade of a particular security below one of the top four ratings categories will not automatically cause the Fund to sell the security. The investment manager will, however, take such downgrade into account when analyzing the portfolio.

Municipal securities are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, such as Puerto Rico, Guam and the U.S. Virgin Islands, to borrow money for various public and private projects. Municipal securities generally pay a fixed, floating or variable rate of interest, and require that the amount borrowed (principal) be repaid at maturity.

The Fund may invest in insured municipal securities, which are covered by insurance policies that guarantee the timely payment of principal and interest. The Fund generally purchases bonds that have insurance in place so it does not pay insurance premiums directly. The premium costs, however, are reflected in a lower yield and/or higher price for the insured bond. When beneficial, the Fund may purchase insurance for an uninsured bond directly from a qualified municipal bond insurer, in which case the Fund pays the insurance premium directly to the insurance company. The investment manager may also consider the cost of insurance when selecting securities for the Fund. It is important to note that insurance does not guarantee the market value of an insured security, or the Fund's share price or distributions, and shares of the Fund are not insured.

The Fund may invest in securities of any maturity or duration.

The Fund also may invest up to 35% of its total assets in municipal securities issued by U.S. territories.

Although the investment manager will search for investments across a large number of municipal securities that finance different types of projects, from time to time, based on economic conditions, the Fund may have significant positions in municipal securities that finance similar types of projects.

The Fund may invest in variable and floating rate securities, primarily variable rate demand notes, the interest rates of which change either at specific intervals or whenever a benchmark rate changes. While this feature helps protect against a decline in the security’s market price when interest rates rise, it lowers the Fund’s income when interest rates fall. The Fund may also invest in zero coupon and deferred interest securities.

Other investments in which the Fund may invest include municipal lease obligations, zero coupon securities and deferred interest securities. Municipal lease obligations generally are issued to support a government’s infrastructure by financing or refinancing equipment or property acquisitions or the construction, expansion or rehabilitation of public facilities. In such transactions, equipment or property is leased to a state or local government, which, in turn, pays lease payments to the lessor consisting of interest and principal payments on the obligations.

The investment manager selects securities that it believes will provide the best balance between risk and return within the Fund's range of allowable investments and typically uses a buy and hold strategy. This means it generally holds securities in the Fund's portfolio for income purposes, rather than trading securities for capital gains, although the investment manager may sell a security at any time if it believes it could help the Fund meet its goal.

Temporary Investments

When the investment manager believes market or economic conditions are unusual or unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments, such as variable rate demand notes. Temporary defensive investments generally may include securities that pay taxable interest. The investment manager may also invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

Principal Risks

Interest Rate

Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand of bonds. Changes in government monetary policy, including changes in tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed, nor that any such policy will have the desired effect on interest rates. Debt securities generally tend to lose market value when interest rates rise and increase in value when interest rates fall. A rise in interest rates also has the potential to cause investors to rapidly move out of fixed income securities. A substantial increase in interest rates may also have an adverse impact on the liquidity of a security, especially those with longer maturities or durations. Securities with longer maturities or durations or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to interest rate changes.

Market

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. Securities or other investments may decline in value due to factors affecting individual issuers, markets generally or sectors within the markets. The value of a security or other investment may go up or down due to general market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. The value may also go up or down due to factors that affect an individual issuer or a particular sector. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance.

Credit

The Fund could lose money on a debt security if the issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer's financial strength, the market's perception of the issuer's financial strength or a security's credit rating, which reflects a third party's assessment of the credit risk presented by a particular issuer, may affect debt securities' values. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the investment manager or the rating agencies than such securities actually do.

The Fund’s portfolio securities may be supported by credit enhancements provided by an insurance company, bank, or other foreign or domestic entity. For example, some municipal securities are insured by a policy that guarantees the timely payment of principal and interest. Other municipal securities may be backed by letters of credit, guarantees, or escrow or trust accounts containing high quality securities, including securities backed by the full faith and credit of the U.S. government, to secure the payment of principal and interest. Securities supported by credit enhancements have the credit risk of the entity providing the credit support. To the extent the Fund holds these securities, a change in the credit rating of the entity providing credit support may affect the value of the securities it supports, the Fund’s share price and Fund performance. The Fund might also be adversely impacted by the inability of an entity providing credit support to meet its obligations.

Tennessee

Because the Fund invests predominantly in Tennessee municipal securities, events in Tennessee are likely to affect the Fund's investments and its performance. These events may include economic or political policy changes, man-made or natural disasters, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to Tennessee's municipal issuers.

A negative change in any one of these or other areas could affect the ability of Tennessee's municipal issuers to meet their obligations. It is important to remember that economic, budget and other conditions within Tennessee are unpredictable and can change at any time.

An investment in the Fund may involve more risk than an investment in a fund that does not invest predominantly in securities of a single state.

As with Tennessee municipal securities, events in any of the territories, such as Puerto Rico, where the Fund is invested may affect the Fund's investments and its performance.

Puerto Rico and its municipal issuers have continued to experience severe financial difficulties amid economic stagnation, fiscal imbalances, budget deficits, underfunded pensions, high unemployment, a decline in population, significant debt service obligations, liquidity issues, reduced access to financial markets, and repeated credit rating downgrades. In July 2016, Puerto Rico defaulted on its general obligation bonds, making it the first state or territory-level issuer to do so since the Great Depression. Since then, Puerto Rico has continued to default on its general obligation bonds and other debt. In May 2017, the Puerto Rico federal Oversight Board, acting under the Puerto Rico Oversight, Management, and Economic Stability Act (PROMESA) passed in 2016, commenced a formal restructuring proceeding for Puerto Rico’s general obligation debt, as well as for COFINA bonds secured by a dedicated portion of sales and use taxes. In July 2017, a formal restructuring procedure was commenced for the Puerto Rico Electric Power Authority (PREPA). Bonds issued by these entities continue to be subject to ongoing restructuring discussions between Puerto Rico and its creditors, including mutual funds and other accounts managed by Franklin Templeton. Any restructuring of some or all of the commonwealth’s debt, or a further decline in market prices of Puerto Rico debt obligations, may affect the Fund’s investments and its performance.

The discussion above does not include all relevant facts or economic or political conditions that may affect the ability of municipal issuers to meet their debt obligations, and is subject to change without notice. The information provided is based on data as of July 1, 2017, from historically reliable sources, but the investment manager has not independently verified it. This information could change quickly and without notice and is generally only updated annually.

Bond Insurers

Market conditions or changes to ratings criteria could adversely impact the ratings of municipal bond insurance companies. Rating agencies have lowered their ratings and withdrawn ratings on some municipal bond insurers. In such cases the insurance may be providing little or no enhancement of credit or resale value to the municipal security and the security rating will reflect the higher of the insurer rating or the rating of the underlying security.

Additional downgrades and withdrawal of ratings from municipal bond insurers would further limit the availability of insurance sought by municipal bond issuers thereby reducing the supply of insured municipal securities and potentially increasing the amount of unrated securities held by the Fund.

Market conditions have weakened the municipal bond insurance industry leading state regulators from time to time to require municipal bond insurers to suspend claims payments on outstanding insurance in force. Certain municipal bond insurers have withdrawn from the market. These circumstances have led to a consolidation among municipal bond insurers which have led to a decrease in the supply of insured municipal securities and a concentration of the insurance company credit risk on the securities in the Fund's portfolio amongst fewer municipal bond insurers. Due to this consolidation, events involving one or more municipal bond insurers could have a significant adverse effect on the value of the securities insured by an insurer and on the municipal markets as a whole.

Focus

The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

Tax-Exempt Securities

While the Fund endeavors to purchase only bona fide tax-exempt securities (i.e., a security issued as paying tax-exempt interest income), there are risks that: (a) a tax-exempt security may be reclassified by the Internal Revenue Service, or a state tax authority, as paying taxable interest income instead and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the Fund to have to sell securities at inopportune times or prices and may cause the value of the security, and therefore the value of the Fund’s shares, to decline.

Income

Because the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when prevailing interest rates fall or when the Fund experiences defaults on debt securities it holds. The Fund's income generally declines during periods of falling interest rates because the Fund must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, amortization, call, or buy-back) at a lower rate of interest or return.

Inflation

The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically corresponded with long-term inflationary trends.

Liquidity

Liquidity risk exists when the markets for particular securities or types of securities or other investments are or become relatively illiquid so that the Fund is unable, or it becomes more difficult for the Fund, to sell the security or other investment at the price at which the Fund has valued the security. Illiquidity may result from political, economic or issuer specific events; supply/demand imbalances; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions. Securities or other investments with reduced liquidity or that become illiquid may involve greater risk than securities with more liquid markets. Market prices or quotations for illiquid securities may be volatile, and there may be large spreads between bid and ask prices. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event. To the extent that the Fund and its affiliates hold a significant portion of an issuer's outstanding securities, the Fund may be subject to greater liquidity risk than if the issuer's securities were more widely held.

Prepayment

Debt securities are subject to prepayment risk when the issuer can "call" the security, or repay principal, in whole or in part, prior to the security's maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing security, potentially lowering the Fund's income, yield and its distributions to shareholders. Securities subject to partial or complete prepayment(s) may offer less potential for gains during a declining interest rate environment and have greater price volatility. Prepayment risk is greater in periods of falling interest rates for fixed-rate assets, and for floating or variable rate securities, rising interest rates generally increase the risk of refinancings or prepayments.

Municipal Lease Obligations

Municipal lease obligations differ from other municipal securities because the relevant legislative body must appropriate the money each year to make the lease payments. If the money is not appropriated, the lease may be cancelled without penalty and investors who own the lease obligations may not be paid.

Unrated Debt Securities

Unrated debt securities determined by the investment manager to be of comparable quality to rated securities which the Fund may purchase may pay a higher interest rate than such rated debt securities and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated securities or issuers.

Debt Securities Ratings

The use of credit ratings in evaluating debt securities can involve certain risks, including the risk that the credit rating may not reflect the issuer's current financial condition or events since the security was last rated by a rating agency. Credit ratings may be influenced by conflicts of interest or based on historical data that no longer apply or that are no longer accurate.

Illiquid Securities

Certain securities are illiquid due to a limited trading market, financial weakness of the issuer, legal or contractual restrictions on resale or transfer, or are otherwise illiquid in the sense that they cannot be sold within seven days at approximately the price at which the Fund values them. Securities that are illiquid involve greater risk than securities with more liquid markets. Market quotations for such securities may be volatile and/or subject to large spreads between bid and ask prices. Illiquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event.

Zero Coupon and Deferred Interest Securities

These bonds tend to react more sharply to changes in interest rates than traditional bonds. The original discount on zero coupon or delayed interest bonds approximates the total amount of interest the bonds will accumulate over the period until maturity or the first cash payment date and compounds at a rate of interest reflecting the market rate of the security at the time of issuance. The discount varies depending on the time remaining until maturity or the cash payment date, as well as prevailing interest rates, liquidity of the market for the security, and the perceived credit quality of the issuer. The discount typically increases as interest rates rise, the market becomes less liquid or the creditworthiness of the issuer deteriorates. Because investors receive no cash prior to the maturity or cash payment date, an investment in debt securities issued at a discount generally has a greater potential for complete loss of principal and/or return than an investment in debt securities that make periodic interest payments. Such investments are more vulnerable to the creditworthiness of the issuer and any other parties upon which performance relies.

Management

The Fund is actively managed and could experience losses if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

More detailed information about the Fund, its policies and risks and about municipal securities held by the Fund can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

Management

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage, as of August 31, 2017, over $747 billion in assets, and have been in the investment management business since 1947.

The Fund is managed by a team of dedicated professionals focused on investments in tax-free municipal securities. The portfolio managers of the team are as follows:

Francisco Rivera   Vice President of Advisers

Mr. Rivera has been a lead portfolio manager of the Fund since 1996. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1994.

Daniel Workman, CFA   Portfolio Manager of Advisers

Mr. Workman has been an analyst or portfolio manager of the Fund since 2013, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2003.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended May 31, 2017, the Fund paid 0.53% of its average net assets to the investment manager for its services.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's annual report to shareholders for the fiscal year ended May 31.

Financial Highlights

The Financial Highlights present the Fund's financial performance for the past five years or since its inception. Certain information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

Class A		Year Ended May 31,
	2017	2016	2015	2014	2013
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 11.44	$ 11.38	$ 11.47	$ 11.88	$ 11.94
Income from investment operations:[a]
Net investment income[b]	0.37	0.40	0.41	0.43	0.41
Net realized and unrealized gains (losses)	-0.32	0.06	-0.08	-0.42	-0.06
Total from investment operations	0.05	0.46	0.33	0.01	0.35
Less distributions from net investment income	-0.38	-0.40	-0.42	-0.42	-0.41
Net asset value, end of year	$ 11.11	$ 11.44	$ 11.38	$ 11.47	$ 11.88
Total return[c]	0.40%	4.12%	2.86%	0.20%	2.93%
Ratios to average net assets
Expenses before waiver and payments by affiliates	0.72%	0.72%	0.72%	0.72%	0.70%
Expenses net of waiver and payments by affiliates	0.72%	0.72%	0.71%	0.70%	0.70%
Net investment income	3.27%	3.55%	3.60%	3.82%	3.40%
Supplemental data
Net assets, end of year (000’s)	$ 267,442	$ 307,294	$ 293,580	$ 273,142	$ 344,157
Portfolio turnover rate	18.95%	4.50%	11.64%	7.86%	7.89%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Advisor Class	Year Ended May 31,
2017[a]
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 11.50
Income from investment operations:[b]
Net investment income[c]	0.27
Net realized and unrealized gains (losses)	-0.38
Total from investment operations	-0.11
Less distributions from net investment income	-0.27
Net asset value, end of year	$ 11.12
Total return[d]	-0.91%
Ratios to average net assets[e]
Expenses	0.62%
Net investment income	3.37%
Supplemental data
Net assets, end of year (000’s)	$ 23,916
Portfolio turnover rate	18.95%

a. For the period September 15, 2016 (effective date) to May 31, 2017.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Total return is not annualized for periods less than one year.

e. Ratios are annualized for periods less than one year.

Distributions and Taxes

The information is provided with respect to each Fund (hereafter "the Fund").

Income and Capital Gain Distributions

As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund intends to declare income dividends from its net investment income each day that its net asset value (NAV) is calculated and pay them monthly. Your account begins to receive dividends on the day after the Fund receives your investment and continues to receive dividends through the day it receives a request to sell your shares. Capital gains, if any, may be paid at least annually. The Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions. Your income dividends and capital gain distributions will be automatically reinvested in additional shares at net asset value unless you elect to receive them in cash.

Annual statements.   After the close of each calendar year, you will receive tax information from the Fund with respect to the federal income tax treatment of the Fund’s distributions and any taxable sales or exchanges of Fund shares occurring during the prior calendar year. If the Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares sold or exchanged after you receive your tax information, the Fund will send you revised tax information. Distributions declared in December to shareholders of record in such month and paid in January are treated as if they were paid in December. Additional tax information about the Fund’s distributions is available at franklintempleton.com.

Avoid "buying a dividend."   At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed taxable income, undistributed capital gains, or net unrealized appreciation in the value of the portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares a distribution of taxable income or capital gains is sometimes known as “buying a dividend.”

Tax Considerations

The Fund’s distributions are primarily exempt from regular federal income tax. Distributions from the California High Yield Fund are also generally exempt from state income tax for individual residents of California. Distributions from the Tennessee Fund are also generally exempt from the Tennessee stock and bond income tax for individual residents of Tennessee. A portion of these distributions, however, may be subject to federal alternative minimum tax. The Fund may also make distributions that are taxable to you as ordinary income or capital gains. This is the case whether you reinvest your distributions in additional Fund shares or receive them in cash.

  Exempt-interest dividends. Most Fund distributions will consist of exempt-interest dividends that are exempt from regular federal income tax. A portion of these distributions from private activity bond interest may be subject to the federal alternative minimum tax (AMT). Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. Exempt-interest dividends from California municipal securities (California High Yield Fund) are also generally exempt from California state personal income tax. Exempt-interest dividends from Tennessee municipal securities (Tennessee Fund) are also generally exempt from the Tennessee stock and bond income tax. Because of these tax exemptions, a tax-free fund may not be a suitable investment for retirement plans or other tax-exempt investors.
  Capital gains. Fund distributions of capital gains are generally subject to federal and state income tax. Fund distributions of short-term capital gains are subject to tax at ordinary rates. For federal income tax purposes, Fund distributions of long-term capital gains are taxable at the reduced long-term capital gains rates no matter how long you have owned your Fund shares. For individuals in the 10% and 15% federal income tax brackets, the long-term capital gains tax rate is 0%. For individuals in higher tax brackets, the long-term capital gains rate is 15% (20% for certain high income taxpayers). An additional 3.8% Medicare tax may also be imposed as discussed below.
  Taxable income dividends. The Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. Distributions derived from this income, if any, are generally subject to federal and state income tax at ordinary rates. The Fund expects that none of its distributions will be qualified dividends subject to reduced rates of tax to individuals. A return-of-capital distribution is generally not taxable but will reduce the cost basis of your shares, and will result in a higher capital gain or a lower capital loss when you later sell your shares.

Reclassification risk.   While the Fund endeavors to purchase only bona fide tax-exempt securities there are risks that: (a) a tax-exempt security may be reclassified by the IRS, or a state tax authority, as paying taxable interest income instead and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. These events may create taxable income for the Fund and its shareholders. In such circumstances, the Fund may be required to send to you and file with the IRS and state tax authorities information returns for the current (or prior) calendar years classifying (or reclassifying) some of its exempt-interest dividends as taxable dividends. With respect to prior year dividends, you may need to file amended income tax returns and pay additional tax and interest to avoid additional penalties and to limit interest charges on any taxable dividends. In addition, such reclassifications or actions could cause the value of the security, and therefore the value of the Fund’s shares, to decline.

Sales of Fund shares.   When you sell your shares in the Fund, or exchange them for shares of a different Franklin Templeton fund, you will generally recognize a taxable capital gain or loss for federal and state income tax purposes. If you have owned your Fund shares for more than one year, any net long-term capital gains will qualify for the reduced rates of federal income taxation on long-term capital gains. An exchange of your shares in one class of the Fund for shares of another class of the same Fund is not taxable and no gain or loss will be reported on the transaction.

Cost basis reporting.   If you acquire shares in the Fund on or after January 1, 2012, generally referred to as “covered shares," and sell or exchange them after that date, the Fund is generally required to report cost basis information to you and the IRS annually. The Fund will compute the cost basis of your covered shares using the average cost method, the Fund’s “default method,” unless you contact the Fund to select a different method, or choose to specifically identify your shares at the time of each sale or exchange. If your account is held by your financial advisor or other broker-dealer, that firm may select a different default method. In these cases, please contact the firm to obtain information with respect to the available methods and elections for your account. Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal and state income tax returns. Additional information about cost basis reporting is available at franklintempleton.com/costbasis.

Medicare tax.   An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. Net investment income does not include exempt-interest dividends. Any liability for this additional Medicare tax is reported on, and paid with, your federal income tax return.

Backup withholding.   A shareholder may be subject to backup withholding on any distributions of income (including exempt-interest dividends), capital gains, or proceeds from the sale or exchange of Fund shares if the shareholder has provided either an incorrect tax identification number or no number at all, is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, has failed to certify that the shareholder is not subject to backup withholding, or has not certified that the shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 28%. State backup withholding may also apply.

Non-U.S. investors.   Non-U.S. investors may be subject to U.S. withholding tax at 30% or a lower treaty rate on Fund dividends of ordinary income. Non-U.S. investors may be subject to U.S. estate tax on the value of their shares. They are subject to special U.S. tax certification requirements to avoid backup withholding, claim any exemptions from withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are generally provided for capital gains realized on the sale of Fund shares, exempt-interest dividends, capital gain dividends paid by the Fund from net long-term capital gains, short-term capital gain dividends paid by the Fund from net short-term capital gains and interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources. However, notwithstanding such exemptions from U.S. withholding tax at source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Other reporting and withholding requirements.   Payments to a shareholder that is either a foreign financial institution (FFI) or a non-financial foreign entity (NFFE) within the meaning of the Foreign Account Tax Compliance Act (FATCA) may be subject to a 30% withholding tax on: (a) income dividends (other than exempt-interest dividends), and (b) after December 31, 2018, certain capital gain distributions, return-of-capital distributions and the gross proceeds from the redemption or exchange of Fund shares paid by the Fund. FATCA withholding tax generally can be avoided by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI, and by an NFFE, if it certifies that it has no substantial U.S. persons as owners or if it does have such owners, reports information relating to them to the withholding agent, which will, in turn, report that information to the IRS. The Fund may be required to report the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Other tax information.   This discussion of "Distributions and Taxes" is for general information only and is not tax advice. You should consult your own tax advisor regarding your particular circumstances, and about any federal, state, local and foreign tax consequences before making an investment in the Fund. Additional information about the tax consequences of investing in the Fund may be found in the SAI.

Your Account

Choosing a Share Class

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide. Investors may purchase Class C shares only for Fund accounts on which they have appointed an investment representative (financial advisor) of record. Investors who have not appointed an investment representative (financial advisor) to existing Class C share Fund accounts, may not make additional purchases to those accounts but may exchange their shares for shares of a Franklin Templeton fund that offers Class C shares. Dividend and capital gain distributions may continue to be reinvested in existing Class C share Fund accounts.

Class A	Class C	Class R6	Advisor Class
Initial sales charge of 4.25% or less	No initial sales charge	See "Qualified Investors - Class R6" below	See "Qualified Investors - Advisor Class" below
Deferred sales charge of 0.75% on purchases of $1 million or more sold within 18 months	Deferred sales charge of 1% on shares you sell within 12 months
Lower annual expenses than Class C due to lower distribution fees	Higher annual expenses than Class A due to higher distribution fees

The Fund began offering Class R6 shares on August 1, 2017.

The Franklin Tennessee Municipal Bond Fund began offering Advisor Class shares on September 15, 2016.

Class A & C

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Different intermediaries may impose different sales charges (including potential reductions in or waivers of sales charges) other than those listed below. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, entitled "Intermediary Sales Charge Discounts and Waivers." Appendix A is incorporated herein by reference (is legally a part of this prospectus).

In all instances, it is the purchaser's responsibility to notify the Fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.

Sales Charges - Class A
when you invest this amount	the sales charge makes up this % of the offering price[1]	which equals this % of your net investment[1]
Under $100,000	4.25	4.44
$100,000 but under $250,000	3.50	3.63
$250,000 but under $500,000	2.50	2.56
$500,000 but under $1 million	2.00	2.04

1. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

Sales Charge Reductions

Quantity discounts.   We offer two ways for you to combine your current purchase of Class A Fund shares with other existing Franklin Templeton fund share holdings that might enable you to qualify for a lower sales charge with your current purchase. You can qualify for a lower sales charge when you reach certain "sales charge breakpoints." This quantity discount information is also available free of charge at franklintempleton.com/quantity-discounts. This web page can also be reached at franklintempleton.com by clicking the "Products & Planning" tab and then choosing "Quantity Discounts for Class A Shares" under "Fund Resources."

1. Cumulative quantity discount - lets you combine certain existing holdings of Franklin Templeton fund shares - referred to as "cumulative quantity discount eligible shares" - with your current purchase of Class A shares to determine if you qualify for a sales charge breakpoint.

Cumulative quantity discount eligible shares are Franklin Templeton fund shares registered to (or held by a financial intermediary for):

  You, individually;
  Your "family member," defined as your spouse or domestic partner, as recognized by applicable state law, and your children under the age of 21;
  You jointly with one or more family members;
  You jointly with another person(s) who is (are) not family members if that other person has not included the value of the jointly-owned shares as cumulative quantity discount eligible shares for purposes of that person’s separate investments in Franklin Templeton fund shares;
  A Coverdell Education Savings account for which you or a family member is the identified responsible person;
  A trustee/custodian of an IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non-ERISA covered 403(b) plan account, if the shares are registered/recorded under your or a family member's Social Security number;
  A 529 college savings plan over which you or a family member has investment discretion and control;
  Any entity over which you or a family member has (have) individual or shared authority, as principal, has investment discretion and control (for example, an UGMA/UTMA account for a child on which you or a family member is the custodian, a trust on which you or a family member is the trustee, a business account [not to include retirement plans] for your solely owned business [or the solely owned business of a family member] on which you or a family member is the authorized signer);
  A trust established by you or a family member as grantor.

Franklin Templeton fund shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (see definition below) such as a 401(k) plan do not qualify for a cumulative quantity discount.

Franklin Templeton fund assets held in multiple Employer Sponsored Retirement Plans may be combined in order to qualify for sales charge breakpoints at the plan level if the plans are sponsored by the same employer.

If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint (for example, shares held in a different broker-dealer’s brokerage account or with a bank or an investment advisor), it is your responsibility to specifically identify those shares to your financial advisor at the time of your purchase (including at the time of any future purchase). It may be necessary for you to provide your financial advisor with information and records (including account statements) of all relevant accounts invested in the Franklin Templeton funds. If you have not designated a financial advisor associated with your Franklin Templeton fund shares, it is your responsibility to specifically identify any cumulative quantity discount eligible shares to the Fund’s transfer agent at the time of any purchase.

If there are cumulative quantity discount eligible shares that would qualify for combining with your current purchase and you do not tell your financial advisor or the Franklin Templeton funds’ transfer agent at the time of any purchase, you may not receive the benefit of a reduced sales charge that might otherwise be available since your financial advisor and the Fund generally will not have that information.

The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their highest current public offering price. It is your responsibility to retain any records necessary to substantiate historical share costs because neither your current financial advisor nor the Franklin Templeton funds may have or maintain this information.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) plan and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs. A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

2. Letter of intent (LOI) - expresses your intent to buy a stated dollar amount of "cumulative quantity discount eligible shares" (as defined in the "Cumulative quantity discount" section above) over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI. It is your responsibility to tell your financial advisor when you believe you have fulfilled your LOI with sufficient cumulative quantity discount eligible shares. If you have not designated a financial advisor associated with your Franklin Templeton fund shares, it is your responsibility to tell the Fund’s transfer agent when you believe you have fulfilled your LOI with sufficient cumulative quantity discount eligible shares. Please refer to the SAI for more LOI details.

To sign up for these programs, complete the appropriate section of your account application.

Franklin Templeton funds include all of the U.S. registered mutual funds of Franklin Templeton. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust.

Sales Charge Waivers

Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by certain investors. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at (800) 632-2301.

Waivers for certain investors.   The following investors or investments qualify to buy Class A shares without an initial sales charge or CDSC due to anticipated economies in sales efforts and expenses, including:

  Current employees of securities dealers that have executed a selling agreement with Franklin Templeton Distributors, Inc. (Distributors) and their affiliates and their family members, as allowed by the internal policies of their employer.
  Assets held in accounts managed by a subsidiary of Franklin Resources, Inc.: (1) under an advisory agreement (including sub-advisory agreements); and/or (2) as trustee of an inter vivos or testamentary trust.
  Purchases by a bank, trust company or thrift institution that is acting as a fiduciary exercising investment discretion.
  Advisory Fee Programs. Shares acquired by an investor in connection with a comprehensive fee or other advisory fee arrangement between the investor and a registered broker-dealer, investment advisor, trust company, bank, or other financial intermediary (referred to as the “Sponsor”) in which the investor pays that Sponsor a fee for investment advisory services and the Sponsor or a broker-dealer through whom the shares are acquired has an agreement with Distributors authorizing the sale of Fund shares. No minimum initial investment.
  Clients of financial intermediaries who have entered into an agreement with Distributors and have been approved by Distributors to offer Fund shares through a network, platform or self-directed investment brokerage account that may charge a transaction or other fee to customers.
  Shareholders who purchase directly from the Funds and not through any financial intermediary (i.e., Distributors is the broker of record).

Investments of $1 Million or More

If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, there is a 0.75% CDSC on any shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see “Contingent Deferred Sales Charge (CDSC) - Class A & C”).

Distribution and Service (12b-1) Fees

Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, which allows the Fund to pay distribution fees of up to 0.15% per year (although each Fund is currently only reimbursing up to 0.10%) to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

We calculate the amount of these fees over a 12-month period that may differ from the Fund's fiscal year. Therefore, the amount shown from time to time in the Fund's fee table (which is based upon the Fund's fiscal year) may differ from the amount set forth in the Rule 12b-1 plan due to timing differences.

SALES CHARGES - Class C - California High Yield Fund
With Class C shares, there is no initial sales charge.

We place any investment of $1 million or more in Class A shares, since Class A's annual expenses are lower.

CDSC

There is a 1% CDSC on any Class C shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see "Contingent Deferred Sales Charge (CDSC) - Class A & C").

Distribution and Service (12b-1) Fees

Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Contingent deferred sales charge (CDSC) - Class A & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gain distributions.

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see “Exchanging Shares”).

The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

Reinstatement Privilege

If you sell any class of shares of a Franklin Templeton Investments fund, you may reinvest all or a portion of the proceeds from that sale within 90 days within the same share class without an initial sales charge. If at the time of investment your shares are registered directly with the Fund’s transfer agent: Class C or Class R shares will be reinvested in Class A shares if the account does not have an investment representative of record; and, proceeds from the earlier sale of Class Z shares from another fund may also be reinvested in Class A shares.

This reinstatement privilege does not apply to: (i) a purchase of Fund shares made through a regularly scheduled automatic investment plan such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or (ii) a purchase of Fund shares with proceeds from the sale of Franklin Templeton fund shares that were held indirectly through a non-Franklin Templeton individual or employer sponsored IRA.

In order to take advantage of this reinstatement privilege, you must inform your investment representative or the Fund's transfer agent of this privilege at the time of your investment.

Generally, if you paid a CDSC when you sold your Class A or Class C shares, Distributors will credit back to you the CDSC paid on the amount you are reinvesting within 90 days of the sale by adding it to the amount of your reinvestment. For Class A shares reinvested with a CDSC credit, a new CDSC will apply and the CDSC holding period will begin again. For Class C shares reinvested with a CDSC credit in Class A shares, you will not receive a CDSC credit in the new Class A shares and your reinvestment will not be subject to any otherwise applicable CDSC.

Qualified Investors - Class R6

Class R6 shares are available to the following investors:

  Employer Sponsored Retirement Plans where plan level or omnibus accounts are held on the books of Franklin Templeton Investor Services.
  Endowments; foundations; local, city and state governmental institutions; corporations; non-profit organizations that are organized as corporations; and insurance companies, (collectively “institutional investors”) when purchasing directly from a Fund. The minimum initial investment for institutional investors is $1,000,000 per Fund.
  Unaffiliated U.S. registered mutual funds, including those that operate as "fund of funds."
  Other Franklin Templeton funds and funds for which Franklin Templeton investment managers provide advisory or subadvisory services.
  Intermediaries that execute an addendum to their selling agreement acknowledging that they are acting exclusively as agents of their clients in transacting in Class R6 shares.
  Advisory Fee Programs. Shares acquired by an investor in connection with a comprehensive fee or other advisory fee arrangement between the investor and a registered broker-dealer, investment advisor, trust company, bank, or other financial intermediary (referred to as the “Sponsor”) in which the investor pays that Sponsor a fee for investment advisory services and the Sponsor or a broker-dealer through whom the shares are acquired has an agreement with Distributors authorizing the sale of Fund shares. No minimum initial investment.

Qualified Investors - Advisor Class

The following investors or investments qualify to buy Advisor Class shares of the Fund:

  Advisory Fee Programs. Shares acquired by an investor in connection with a comprehensive fee or other advisory fee arrangement between the investor and a registered broker-dealer, investment advisor, trust company, bank, or other financial intermediary (referred to as the “Sponsor”) in which the investor pays that Sponsor a fee for investment advisory services and the Sponsor or a broker-dealer through whom the shares are acquired has an agreement with Distributors authorizing the sale of Fund shares. No minimum initial investment.
  Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code when purchasing direct from the Fund.
  Current employees of securities dealers that have executed a selling agreement with Distributors and their affiliates and their family members, as allowed by the internal policies of their employer.
  Current and former officers, trustees, directors, and full-time employees (and, in each case, their family members) of Franklin Templeton Investments or Franklin Templeton funds (including any foundation, trust or benefit plan maintained, owned, controlled, or established by or for any such person), consistent with our then-current policies. Minimum initial investment: $1,000 ($50 for accounts with an automatic investment plan).
  Assets held in accounts managed by a subsidiary of Franklin Resources, Inc.: (1) under an advisory agreement (including sub-advisory agreements); and/or (2) as trustee of an inter vivos or testamentary trust.
  Plans with aggregate plan assets of $1 million or more invested directly with Franklin Templeton Investments funds.
  Purchases by a bank, trust company or thrift institution that is acting as a fiduciary exercising investment discretion.
  An individual or entity associated with a current customer of Franklin Templeton Institutional, LLC (FTI, LLC) if approved by FTI, LLC in consultation with its customers.
  Unaffiliated U.S. registered mutual funds, including those that operate as "fund of funds."
  Assets held in accounts under the recommendation of an investment consultant provided that (1) assets are held with a firm unaffiliated with the investment consultant’s firm; (2) the investment consultant is under a retainer or other similar fee arrangement with its clients; (3) the client is not an individual; and (4) a subsidiary of Franklin Resources, Inc. approves the investment.
  Clients of financial intermediaries who have entered into an agreement with Distributors and have been approved by Distributors to offer Fund shares through a network, platform, or self-directed investment brokerage account that may charge a transaction or other fee to customers. Minimum initial investment $100,000.

Waivers for Exchanges between Classes of the Same Fund

Financial Intermediary Exchanges between Classes of the Same Fund. Exchanges between Classes of the same Fund as described below generally will be tax-free for federal income tax purposes. You should also consult with your tax advisor regarding the state and local tax consequences of such an exchange of Fund shares. These exchange privileges are subject to termination and may be amended from time to time.

Advisory Programs Eligible for Advisor Class or Class Z shares. Class A and Class C shares purchased by accounts participating in certain programs sponsored by and/or controlled by financial intermediaries (“Advisory Programs”) may be exchanged by the financial intermediary on behalf of the shareholder for Advisor Class shares of the same Fund under certain circumstances, including such Advisory Program’s eligibility to purchase Advisor Class shares of the Fund. Such exchange will be on the basis of each Class’ NAV per share, without the imposition of any sales charge, fee or other charge. Unless otherwise permitted, any CDSC owed must be paid on Class A and C shares that you wish to exchange.

Financial Intermediary Exchanges from Class C Shares to Class A Shares. Class C shares purchased through financial intermediaries designated in Appendix A may be exchanged by the financial intermediary on behalf of the shareholder for Class A shares of the same Fund under certain circumstances. Such exchange will be on the basis of each Class’ NAV per share, without the imposition of any sales charge, fee or other charge.

Buying Shares

Minimum Investments - Class A & C

Initial
Regular accounts, UGMA/UTMA accounts, current and former full-time employees, officers, trustees and directors of Franklin Templeton entities, and their family members	$ 1,000
Automatic investment plans	$ 50
Broker-dealer sponsored wrap account programs	no minimum

Please note that you may only buy shares (including the purchase side of an exchange) of a fund eligible for sale in your state or jurisdiction. The Fund and other Franklin Templeton funds are intended for sale to residents of the United States, and, with very limited exceptions, are not registered or otherwise offered for sale in other jurisdictions.

In particular, the Fund is not registered in any provincial or territorial jurisdiction in Canada, and shares of the Fund have not been qualified for sale in any Canadian jurisdiction. The shares offered by this prospectus may not be directly or indirectly offered or sold in any provincial or territorial jurisdiction in Canada or to or for the benefit of residents thereof. Prospective investors may be required to declare that they are not Canadian residents and are not acquiring shares on behalf of any Canadian residents. Similarly, the Fund is not registered, and shares of the Fund have not been qualified for distribution, in any member country of the European Union (EU) or European Economic Area (EEA), and may not be directly or indirectly offered or distributed in any such country. If an investor becomes a Canadian, EU or EEA resident after purchasing shares of the Fund, the investor will not be able to purchase any additional shares of the Fund (other than reinvestment of dividends and capital gains) or exchange shares of the Fund for other U.S. registered Franklin Templeton funds.

Account Application

If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services"). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders, travelers checks or checks drawn on foreign banks as forms of payment to purchase shares.

Buying Shares

	Opening an account	Adding to an account
Through your investment representative	Contact your investment representative	Contact your investment representative
By Phone/Online (800) 632-2301 franklintempleton.com Note: certain account types are not available for online account access.

If you have another Franklin Templeton fund account with your bank account information on file, you may open a new identically registered account by phone. To make a same day investment, your phone order must be received and accepted by us prior to 1 p.m. Pacific time. You may open certain new accounts online at franklintempleton.com.

Before requesting a telephone or online purchase into an existing account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank’s name and address and a voided check or savings account deposit slip. All bank and Fund account owners must sign the request. If the bank and Fund accounts do not have at least one common owner, each individual must also have his or her signature notarized.

To make a same day investment, your phone or online order must be received and accepted by us prior to 1 p.m. Pacific time.

By Mail	Make your check payable to the Fund. Mail the check and your signed application to Investor Services.

Make your check payable to the Fund. Include your account number on the check.

Fill out the deposit slip from your account statement. If you do not have a slip, include a note with your name, the Fund name, and your account number.

Mail the check and deposit slip or note to Investor Services.

By Wire (800) 632-2301 or (650) 312-2000 collect

Call to receive a wire control number and wire instructions.

Wire the funds and mail your signed application to Investor Services. Please include the wire control number or your new account number on the application.

To make a same day wire investment, the wired funds must be received and accepted by us prior to 1 p.m. Pacific time.

Call to receive a wire control number and wire instructions. To make a same day wire investment, the wired funds must be received and accepted by us prior to 1 p.m. Pacific time.
By Exchange franklintempleton.com	Call Shareholder Services at (800) 632-2301, or send signed written instructions. You also may place an online exchange order. (Please see “Exchanging Shares” for more information on exchanges.)	Call Shareholder Services at (800) 632-2301, or send signed written instructions. You also may place an online exchange order. (Please see “Exchanging Shares” for more information on exchanges.)

Franklin Templeton Investor Services
P.O. Box 997151
Sacramento, CA 95899-7151
Call toll-free: (800) 632-2301
or visit us online 24 hours a day,
7 days a week, at franklintempleton.com

Investor Services

Automatic Investment Plan

This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and send it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application.

Automated Telephone System

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

Shareholder Services	(800) 632-2301
Advisor Services	(800) 524-4040

Distribution Options

You may reinvest distributions you receive from the Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply to reinvested distributions. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

* Class C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund. Advisor Class shareholders may reinvest in Advisor Class or Class A shares of another Franklin Templeton fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton fund, you must be a current shareholder in Advisor Class or otherwise qualify to buy that fund's Advisor Class shares.

If you received a distribution and chose to return it to purchase additional shares in Class A shares of another Franklin Templeton fund, you will not be charged an initial sales charge if you invest the distribution within 90 days of the distribution date.

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

Telephone/Online Privileges

You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton’s electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most Franklin Templeton funds’ prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. We have the right (but have no obligation) to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe the caller is not an individual authorized to act on the account. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. Of course, you can choose not to register for online privileges. Additionally, if you don’t want telephone privileges, or want to discontinue telephone/online privileges at any time please contact us for instructions. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

Note: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality (such as the possibility that your personal information may be stolen or sold to others by third parties).

Systematic Withdrawal Plan

This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or contact us for instructions.

Franklin Templeton VIP Services®

You may be eligible for Franklin Templeton VIP Services® if you are currently eligible for the $500,000 sales charge breakpoint based solely on shares registered directly with the Franklin Templeton funds' transfer agent and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP Services® shareholders enjoy enhanced service and transaction capabilities. Please contact Shareholder Services at (800) 632-2301 for additional information on this program.

Selling Shares

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

Selling Shares in Writing

Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

  you are selling more than $100,000 worth of shares
  you want your proceeds paid to someone who is not a registered owner you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee when: we receive instructions from an agent, not the registered owners; you want to send your proceeds to a bank account that was added or changed on your account without a signature guarantee within the last 15 days; you want to send proceeds to your address that was changed without a signature guarantee within the last 15 days; or we believe it would protect the Fund against potential claims based on the instructions received.

The amount may be higher for members of Franklin Templeton VIP Services®. Please see “Franklin Templeton VIP Services®” above for more information regarding eligibility.

A signature guarantee helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.

Selling Recently Purchased Shares

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days.

Redemption Proceeds

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency.

Selling Shares

To sell some or all of your shares

Through your investment representative

Contact your investment representative

By Mail

Send written instructions and endorsed share certificates (if you hold share certificates) to Investor Services. Corporate, partnership or trust accounts may need to send additional documents.

Specify the Fund, the account number and the dollar value or number of shares you wish to sell. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

A check will be mailed to the name(s) and address on the account, or otherwise according to your written instructions.

By Phone/Online

(800) 632-2301
franklintempleton.com

As long as your transaction is for $100,000 or less and you do not hold share certificates, you can sell your shares by phone or online. The amount may be higher for members of Franklin Templeton VIP Services®. Please see “Franklin Templeton VIP Services®” above for more information regarding eligibility.

A check will be mailed to the name(s) and address on the account, or a pre-authorized secondary address. Written instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.

If you have changed your address within the last 15 days without a signature guarantee, requests to sell your shares and mail the check to the name(s) and address on the account must be in writing and we may require a signature guarantee. Requests to sell your shares and send the proceeds to a pre-authorized secondary address may be requested by phone or online.

By Electronic Funds Transfer (ACH)

You can call, write, or visit us online to have redemption proceeds sent to a bank account. See the policies at left for selling shares by mail, phone, or online.

Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank’s name and a voided check or savings account deposit slip. All bank and Fund account owners must sign the request. If the bank and Fund accounts do not have at least one common owner, each individual must also have his or her signature notarized.

If the bank account was added or changed without a signature guarantee within the last 15 days, you may be required to provide written instructions signed by all Fund account owners, with a signature guarantee for each Fund account owner.

If we receive your request in proper form prior to 1 p.m. Pacific time, proceeds sent by ACH generally will be available within two to three business days.

By Exchange

Obtain a current prospectus for the fund you are considering. Prospectuses are available online at franklintempleton.com.

Call Shareholder Services at the number below or send signed written instructions. You also may place an exchange order online. See the policies at left for selling shares by mail, phone, or online.

If you hold share certificates, you will need to return them to the Fund before your exchange can be processed.

Franklin Templeton Investor Services
P.O. Box 997151
Sacramento, CA 95899-7151
Call toll-free: (800) 632-2301
or visit us online 24 hours a day, 7 days a week, at franklintempleton.com

Exchanging Shares

Exchange Privilege

Class A & C

You can exchange shares between most Franklin Templeton funds within the same class,* generally without paying any additional sales charges. If you exchange shares from a money fund and those shares were not charged a sales charge previously, however, a sales charge may apply.

* Class Z shareholders of Franklin Mutual Series Funds may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton fund also may exchange into Class A without any sales charge. If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class or Class Z, you may exchange your Class A shares for Advisor Class or Class Z shares if you are a current shareholder in Advisor Class or Class Z or you otherwise qualify to buy the fund's Advisor Class or Class Z shares.

Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares.

Class R6

You can exchange your Class R6 shares for Class R6 shares of other Franklin Templeton funds. You also may exchange your Class R6 shares for Advisor Class shares of a fund that does not currently offer Class R6 shares.

Advisor Class

You can exchange your Advisor Class shares for Advisor Class shares of other Franklin Templeton funds. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Funds.

* If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you are a current shareholder in Advisor Class or you otherwise qualify to buy the fund's Advisor Class shares.

All Classes

The remainder of the “Exchanging Shares” section applies to all classes.

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

An exchange is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales also apply to exchanges, including minimum investment amounts (except exchanges of an entire account balance). Exchanges also generally have the same tax consequences as ordinary sales and purchases.

Rejected exchanges.   If the Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time.

Exchanges through financial intermediaries.   If you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

Fund exchange privilege changes/waiver.   The Fund may terminate or modify (temporarily or permanently) this exchange privilege in the future. You will receive at least 60 days' notice of any material changes, unless otherwise provided by law.

Other funds' exchange privileges.   If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

Exchange of shares into shares of the same Fund.   The exchange of shares of one class into another class of the same Fund is not taxable for federal income tax purposes. However, shareholders should consult their tax advisors regarding the state and local tax consequences of a conversion or exchange of shares.

Frequent Trading Policy

The Fund's board of trustees has adopted the following policies and procedures with respect to frequent trading in Fund shares (Frequent Trading Policy).

The Fund does not intend to accommodate short-term or frequent purchases and redemptions of Fund shares that may be detrimental to the Fund. For example, this type of trading activity could interfere with the efficient management of the Fund's portfolio or materially increase the Fund's transaction costs, administrative costs or taxes.

Through its transfer agent, the Fund performs ongoing monitoring of shareholder trading in shares of the Fund and other Franklin Templeton funds in order to try and identify shareholder trading patterns that suggest an ongoing short-term trading strategy. If shareholder trading patterns identified by the transfer agent through monitoring or from other information regarding the shareholder’s trading activity in non-Franklin Templeton funds leads the transfer agent to reasonably conclude that such trading may be detrimental to the Fund as described in this Frequent Trading Policy, the transfer agent, on behalf of the Fund, may temporarily or permanently bar future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor’s trading patterns, the Fund may consider, among other factors, the investor’s trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership (see, for example, “Buying and Selling Shares - Investment by asset allocators and large shareholders” in the SAI). The transfer agent may also reject any purchase or redemption request, whether or not it represents part of any ongoing trading pattern, if the Fund's investment manager or transfer agent reasonably concludes that the amount of the requested transaction may disrupt or otherwise interfere with the efficient management of the Fund’s portfolio. In determining what actions should be taken, the Fund's transfer agent may consider a variety of factors, including the potential impact of such remedial actions on the Fund and its shareholders. If the Fund is a "fund of funds," the Fund's transfer agent may take into account the impact of the trading activity and of any proposed remedial action on both the Fund and the underlying funds in which the Fund invests.

Frequent trading through financial intermediaries.   You are an investor subject to this Frequent Trading Policy whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary, such as a broker-dealer, bank, trust company, insurance company product such as an annuity contract, investment advisor, or an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan.

Some financial intermediaries maintain master accounts with the Fund on behalf of their customers (“omnibus accounts”). The Fund has entered into “information sharing agreements” with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Fund. If the Fund’s transfer agent identifies omnibus account level trading patterns that have the potential to be detrimental to the Fund, the transfer agent may, in its sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon its review of the information, if the transfer agent determines that the trading activity of any customer may be detrimental to the Fund, it may, in its sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. There can be no assurance that the transfer agent’s monitoring of omnibus account level trading patterns will enable it to identify all short-term trading by a financial intermediary’s customers.

Revocation of trades.   While the Fund reserves the right to reject any purchase order for any reason, the Fund may also revoke executed purchase orders that the transfer agent reasonably concludes in its sole discretion may have been contrary to the objectives of the Fund's Frequent Trading Policy.

Account Policies

Calculating Share Price

Class A & C

When you buy shares, you pay the "offering price" for the shares. The "offering price" is determined by dividing the NAV per share by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.75%, the offering price would be calculated as follows: 10.25 divided by 1.00 minus 0.0575 [10.25/0.9425] equals 10.87533, which, when rounded to two decimal points, equals 10.88. The offering price per share would be $10.88.

When you sell shares, you receive the NAV minus any applicable CDSC.

All Classes

The value of a mutual fund is determined by deducting the fund’s liabilities from the total assets of the portfolio. The NAV per share is determined by dividing the total net asset value of each fund’s share class by the applicable number of shares outstanding per share class.

The Fund calculates the NAV per share each business day as of 1 p.m. Pacific time which normally coincides with the close of trading on the New York Stock Exchange (NYSE). The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE has a scheduled early close or unscheduled early close, the Fund’s share price would still be determined as of 1 p.m. Pacific time/4 p.m. Eastern time. The Fund’s NAV per share for each class is readily available online at www.franklintempleton.com/performance.

Requests to buy and sell shares are processed at the NAV next calculated after we or an approved financial intermediary receive your request in proper form.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. The Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market. Prices received by the Fund for securities may be based on institutional “round lot” sizes, but the Fund may hold smaller, “odd lot” sizes. Odd lots may trade at lower prices than round lots.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before 1 p.m. Pacific time. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and 1 p.m. Pacific time that will not be reflected in the computation of the NAV. The Fund relies on third-party pricing vendors to provide evaluated prices that reflect current fair market value at 1 p.m. Pacific time.

Fair Valuation – Individual Securities

The Fund has procedures, approved by the board of trustees, to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. The board of trustees oversees the application of fair value pricing procedures.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its NAV per share.

Security Valuation – Municipal Securities – Matrix Pricing (Fair Valuation)

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use valuation models or matrix pricing to determine current value. In general, they use information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date. Matrix pricing is considered a form of fair value pricing.

Accounts with Low Balances

If your account has been open for more than one year and its value falls below $500, we will mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we will close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason. This policy does not apply to: (1) certain broker-controlled accounts established through the National Securities Clearing Corporation’s Networking system; (2) Class A accounts established pursuant to a conversion from Class B; (3) tax-deferred retirement plan accounts; (4) active automatic investment plan accounts; (5) broker-dealer sponsored separately managed accounts (wrap accounts); (6) accounts held through a 529 college savings program; and (7) Coverdell Education Savings Plan accounts.

Redemptions

Typically, the Fund uses cash and cash equivalents held in its portfolio or sells portfolio assets to meet all redemption needs. In unusual circumstances or under stressed market conditions, the Fund may use other methods to meet redemptions, such as the use of lines of credit or interfund lending in reliance on exemptive relief from the SEC. Also, see “Account Policies – Redemptions in Kind” for information regarding redemption requests that exceed $250,000 or 1% of the value of the Fund’s assets, whichever is less.

Redemptions in Kind

If your redemption requests during any 90-day period exceed $250,000 (or 1% of the value of the Fund’s net assets, if less), the Fund reserves the right to make payments in whole or in part in securities or other assets of the Fund. You should expect to incur transaction costs upon the disposition of the securities received in the distribution. In addition, you will bear the market risk of the securities you hold until the securities are sold.

Statements, Reports and Prospectuses

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement). Upon receipt, review all account statements and written notifications after each transaction affecting your account and notify us immediately if there is a discrepancy.

You also will receive the Fund's financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses and financial reports on our website.

If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Investor Services - Telephone/Online Privileges").

Investment Representative Account Access

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

Street or Nominee Accounts

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Distributors. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

Joint Accounts

Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

Joint Account Risk with Telephone/Online Privileges

You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that any one registered owner on your account, acting alone and without the consent of any other registered owner, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

  Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner’s signature to redeem shares;
  Redeem Fund shares and direct the redemption proceeds to a pre-established bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise; and
  Purchase Fund shares by debiting a pre-established bank account that may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

Additional Policies

Please note that the Fund maintains additional policies and reserves certain rights, including:

  The Fund may restrict, reject or cancel any purchase orders, including an exchange request.
  Typically, redemptions are processed by the next business day provided the redemption request is received in proper form and good order, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund or there is another cause for delay (for example, if you sell shares recently purchased, proceeds may be delayed until your check, draft or wire/electronic funds transfer has cleared).
  The Fund may modify, suspend, or terminate telephone/online privileges at any time.
  The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.
  The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
  In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.
  For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the investment manager determines it is in the best interest of the Fund, consistent with applicable law. Investors should expect to incur transaction costs upon the disposition of the securities received in the distribution.
  You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.
  To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.
  For non-retirement accounts, if you are receiving a dividend, capital gains or a systematic withdrawal plan payment in cash, and at least three consecutive checks remain uncashed for at least six months, the Fund reserves the right to change your distribution option to reinvest future distributions or discontinue your systematic withdrawal plan.

Dealer Compensation

Class A & C

Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Distributors from sales charges received from purchasing or redeeming shareholders, from distribution and service (12b-1) fees from the Fund and from Distributors' other financial resources. Dealers may also receive shareholder servicing fees for servicing investors who indirectly hold Franklin Templeton fund shares through dealer-maintained brokerage accounts as more fully described under "Shareholder servicing and transfer agent" of the "Management and Other Services" section in the SAI. These fees are paid by the Fund's transfer agent from payments it receives under its agreement with the Fund.

No dealer commission will be paid on Class A NAV purchases by Employer Sponsored Retirement Plans.

If any dealer commissions are paid in connection with a purchase which is subsequently rejected or results in any trading restriction placed on the purchaser as a result of a determination by the Fund's investment manager or transfer agent that the purchase may be connected with trading activity that may be detrimental to the Fund as described in the Fund's "Frequent Trading Policy," the dealer shall, upon demand, refund such commissions to Distributors.

	Class A	Class C
Commission (%)	—	1.00[1]
Investment under $100,000	4.00	—
$100,000 but under $250,000	2.80	—
$250,000 but under $500,000	2.00	—
$500,000 but under $1 million	1.60	—
$1 million or more	up to 0.75	—
12b-1 fee to dealer	0.10[2]	0.65[3]

1. Commission includes advance of the first year's 0.15% 12b-1 service fee. Distributors may pay a prepaid commission.

2. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.

3. Dealers may be eligible to receive up to 0.15% at the time of purchase and may be eligible to receive 0.65% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission and the prepaid service fee paid at the time of purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.

Purchases of Certain Share Classes through Financial Intermediaries (Class R6 and Advisor Class)   There are no associated sales charges or Rule 12b-1 distribution and service fees for the purchase of Class R6 and Advisor Class shares. However, pursuant to SEC guidance, certain financial intermediaries acting as agents on behalf of their customers may directly impose on shareholders sales charges or transaction fees determined by the financial intermediary related to the purchase of these shares. These charges and fees are not disclosed in this prospectus. You should consult with your financial advisor or visit your financial intermediary’s website for more information.

The Fund’s service providers also may pay financial intermediaries for marketing support and other related services as disclosed below for Advisor Class shares, but not for Class R6 shares. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend one share class over another. There is some uncertainty concerning whether marketing support or other similar payments may be made or received in connection with Advisor Class shares where a financial intermediary has imposed its own sales charges or transaction fees. Based on future regulatory developments, such payments may be terminated.

Other financial intermediary compensation   Except with respect to Class R6 shares, Distributors may make marketing support payments (a portion of which may be reimbursable under the terms of the Fund's Rule 12b-1 distribution plans) to certain dealers and other financial intermediaries, such as banks, insurance companies, or plan administrators, in connection with their efforts to educate financial advisors or provide other services which may facilitate, directly or indirectly, investment in Franklin Templeton mutual funds. In the case of any one intermediary, marketing support payments will generally not exceed 0.05% of the total assets of Franklin Templeton mutual funds attributable to that intermediary, on an annual basis. For an intermediary exceeding $15 billion in total assets of Franklin Templeton mutual funds, Distributors may agree to make annual marketing support payments exceeding 0.05% of such assets. For an intermediary exceeding $50 billion in total assets of Franklin Templeton mutual funds, Distributors may agree to make annual marketing support payments up to a limit of 0.06% of such assets. Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed this limitation. Any assets held on behalf of Employer Sponsored Retirement Plans for which payment is made to a financial intermediary pursuant to the following paragraph will be excluded from the calculation of marketing support payments pursuant to this paragraph.

Except with respect to Class R6 shares, Distributors and/or its affiliates may also make payments (a portion of which may be reimbursable under the terms of the Fund’s Rule 12b-1 distribution plans) to certain financial intermediaries in connection with their activities that are intended to assist in the sale of shares of Franklin Templeton mutual funds, directly or indirectly, to certain Employer Sponsored Retirement Plans. In the case of any one financial intermediary, such payments will not exceed 0.10% of the total assets of Franklin Templeton mutual funds held, directly or indirectly, by such Employer Sponsored Retirement Plans, on an annual basis.

A number of factors will be considered in determining these payments, including the qualifying financial intermediary’s sales, assets and redemption rates, the nature and quality of any servicing provided by the financial intermediary, and the quality of the financial intermediary’s relationship with Distributors. Distributors will, on an annual basis, determine the advisability of continuing these payments. These payments may be in addition to any shareholder servicing fees paid by the Fund’s transfer agent from payments it receives under its agreement with the Fund.

To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, Distributors may, in addition to marketing support payments, pay or allow other promotional incentives or payments to financial intermediaries, such as payments related to transaction support, various financial intermediary-sponsored events intended to educate financial advisers and their clients about the Franklin Templeton mutual funds, and data analytics and support.

Sales of Fund shares, as well as shares of other mutual funds in Franklin Templeton Investments, is not considered a factor in the selection of financial intermediaries to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by financial intermediaries that sell Fund shares is not considered marketing support payments to such financial intermediaries.

You can find further details in the SAI about the payments made by Distributors and the services provided by your financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You should ask your financial advisor for information about any payments it receives from Distributors and any services it provides, as well as about fees and/or commissions it charges.

Questions

If you have any questions about the Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-7151. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

Department Name	Telephone Number
Shareholder Services	(800) 632-2301
Fund Information	(800) DIAL BEN (800) 342-5236
Retirement Services	(800) 527-2020
Advisor Services	(800) 524-4040
Hearing Impaired Assistance	For hearing impaired assistance, please contact us via a Relay Service.
Automated Telephone System	(800) 632-2301 (800) 524-4040 (800) 527-2020

For More Information

You can learn more about the Fund in the following documents:

Annual/Semiannual Report to Shareholders

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and, in the annual report only, the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

Contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report and the SAI online through franklintempleton.com.

Appendix A to the Prospectus -- Intermediary Sales Charge Discounts and Waivers
Contains more information about specific sales charge discounts and waivers available for shareholders who purchase Fund shares through a specific financial intermediary. Appendix A is a separate document and is incorporated herein by reference (is legally a part of this prospectus).

You also can obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, DC (phone (202) 551-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-1520 or by electronic request at the following email address: publicinfo@sec.gov.

One Franklin Parkway San Mateo, CA 94403-1906 (800) DIAL BEN®/342-5236 franklintempleton.com	For hearing impaired assistance, please contact us via a Relay Service.
Investment Company Act file #811-06481
© 2017 Franklin Templeton Investments. All rights reserved.

Appendix A

Intermediary Sales Charge Discounts and Waivers

Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load (charge) waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive such waivers or discounts.  Please see the section entitled “Fund Details – Your Account – Choosing a Share Class – Class A, & C” for more information on sales charges and waivers available for different classes.

The information in this Appendix is part of, and incorporated into, the Fund’s prospectus.

CLASS A AND CLASS C PURCHASES THROUGH MERRILL LYNCH

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on A and C Shares available at Merrill Lynch

Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in this prospectus.

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Statement of Additional Information
Franklin Municipal Securities Trust October 1, 2017

Class
	A	C	R6	Advisor
Franklin California High Yield Municipal Fund	FCAMX	FCAHX	FCAQX	FVCAX
Franklin Tennessee Municipal Bond Fund	FRTIX	—	FTMQX	FTMZX

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' (hereafter "the Fund") prospectus. The Fund's prospectus, dated October 1, 2017, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.

The audited financial statements and Report of Independent Registered Public Accounting Firm in the Fund's Annual Report to shareholders, for the fiscal year ended May 31, 2017, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call (800) DIAL BEN/342-5236.

CONTENTS
Goals, Strategies and Risks
State and U.S. Territory Risks
Officers and Trustees
Fair Valuation and Liquidity
Management and Other Services
Portfolio Transactions
Distributions and Taxes
Organization, Voting Rights and Principal Holders
Buying and Selling Shares
The Underwriter
Performance
Miscellaneous Information
Description of Ratings
State Tax Treatment

  Mutual funds, annuities, and other investment products:
  are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government;
  are not deposits or obligations of, or guaranteed or endorsed by, any bank; and
  are subject to investment risks, including the possible loss of principal.

P.O. Box 997151
Sacramento, CA 95899-7151
(800) DIAL BEN®/342-5236

MUN SAI 10/17

Goals, Strategies and Risks

The following information provided with respect to the Fund is in addition to that included in the Fund’s prospectus.

In addition to the main types of investments and strategies undertaken by the Fund as described in the prospectus, the Fund also may invest in other types of instruments and engage in and pursue other investment strategies, which are described in this SAI. Investments and investment strategies with respect to the Fund are discussed in greater detail in the section below entitled "Glossary of Investments, Techniques, Strategies and Their Risks."

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell an investment because circumstances change and the investment no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio investments will not be considered a violation of the restriction or limitation, with the exception of the Fund's limitations on borrowing as described herein or unless otherwise noted herein.

Incidental to the Fund’s other investment activities, including in connection with a bankruptcy, restructuring, workout, or other extraordinary event concerning a particular investment the Fund owns, the Fund may receive equity securities (including convertible securities, warrants and rights), real estate or other investments that the Fund normally would not, or could not, buy. If this happens, the Fund, although it is not required to sell such investments, will frequently sell them as soon as practicable while seeking to maximize the return to shareholders. These investments generally may include securities that pay taxable interest.

The Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed without the approval of shareholders.

For more information about the restrictions of the Investment Company Act of 1940 (1940 Act) on the Fund with respect to borrowing and senior securities, see “Glossary of Investments, Techniques, Strategies and Their Risks - Borrowing” below.

Fundamental Investment Policies

The Franklin California High Yield Municipal Fund’s (California High Yield Fund) principal investment goal is to provide investors with a high level of income exempt from federal and California personal income taxes. Its secondary goal is capital appreciation to the extent possible and consistent with its principal investment goal.

The Franklin Tennessee Municipal Bond Fund’s (Tennessee Fund) investment goal is to maximize income exempt from federal income taxes and from the personal income taxes for resident shareholders of Tennessee to the extent consistent with prudent investing and the preservation of shareholders' capital.

Under normal market conditions, the California High Yield Fund invests at least 80% of its net assets in municipal securities whose interest is free from regular federal income taxes and California personal income taxes. Under normal market conditions, the Tennessee Fund invests at least 80% of its net assets in investment grade municipal securities whose interest is free from regular federal income taxes and from Tennessee personal income taxes. Although not part of the fundamental policy, "net assets" of the Fund for purposes of the 80% policy means the Fund's net assets, plus the amount of any borrowing for investment purposes.

The Fund may not:

1.  Borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the U.S. Securities and Exchange Commission (SEC).

2.  Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3.  Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. This limitation does not apply to (i) the lending of portfolio securities, (ii) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (iii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.

4.  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, and (ii) making, purchasing or selling real estate mortgage loans.

5.  Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) engaging in transactions involving currencies and futures contracts and options thereon or (ii) investing in securities or other instruments that are secured by physical commodities.

6.  Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

7.  Invest more than 25% of the Fund's net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).1

8.  Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act) if immediately after such investment (i) more than 5% of the value of the Fund’s total assets would be invested in such issuer or (ii) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations.

1. Although not part of the Fund's fundamental investment restriction, consistent with SEC Staff interpretations and guidance, governments or their political subdivisions that issue tax-exempt municipal securities are not considered by the Fund to be members of any industry.

Non-Fundamental Investment Policies

Municipal securities issued by a state or that state's counties, municipalities, authorities, agencies, or other subdivisions, as well as qualifying municipal securities issued by U.S. territories such as Guam, Puerto Rico, the Mariana Islands or the U.S. Virgin Islands, generally pay interest free from federal income tax and from state personal income taxes, if any, for residents of that state.

The Fund tries to invest all of its assets in tax-free municipal securities. The issuer's bond counsel generally gives the issuer an opinion on the tax-exempt status of a municipal security when the security is issued.

As a non-fundamental policy, the Fund may not invest in real estate limited partnerships.

Additional Strategies

The California High Yield Fund may invest in securities of issuers that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy (generally referred to as "distressed debt"), including defaulted securities if the investment manager believes the issuer may resume making interest payments or other favorable developments seem likely in the near future. The California High Yield Fund, however, currently does not intend to invest more than 10% of its assets in defaulted securities.

The California High Yield Fund may invest in Mello-Roos bonds.

The Fund may invest up to 15% of its assets in illiquid securities.

Glossary of Investments, Techniques, Strategies and Their Risks

Certain words or phrases may be used in descriptions of Fund investment policies and strategies to give investors a general sense of the Fund's levels of investment. They are broadly identified with, but not limited to, the following percentages of Fund total assets:

"small portion"	less than 10%
"portion"	10% to 25%
"significant"	25% to 50%
"substantial"	50% to 66%
"primary"	66% to 80%
"predominant"	80% or more

If the Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations. The percentages above are not limitations unless specifically stated as such in the Fund's prospectus or elsewhere in this SAI.

The Fund may invest in securities that are rated by various rating agencies such as Moody's Investors Service (Moody's) and Standard & Poor's Financial Services (S&P®), as well as securities that are unrated.

The value of your shares in the Fund will increase as the value of the investments owned by the Fund increases and will decrease as the value of the Fund's investments decreases. In this way, you participate in any change in the value of the investments owned by the Fund. In addition to the factors that affect the value of any particular investment that the Fund owns, the value of the Fund's shares may also change with movement in the investment markets as a whole.

The following is a description of various types of securities, instruments and techniques that may be purchased and/or used by the Fund. Other types of municipal securities or strategies, not specifically described below, may become available or attractive that are similar to those described below and in which the Fund also may invest, if consistent with its investment goal and policies.

Municipal securities – general description     Municipal securities are issued by a state or that state's counties, municipalities, authorities, agencies, or other subdivisions, as well as by the District of Columbia. These municipal securities generally pay interest free from federal income tax and from state personal income taxes, if any, for residents of that state. In addition, U.S. territories such as Puerto Rico, Guam, the Mariana Islands or the U.S. Virgin Islands also issue qualifying municipal securities that generally pay interest free from federal income tax and from state personal income taxes. Generally for all municipal securities, the issuer pays a fixed, floating or variable rate of interest, and must repay the amount borrowed (the "principal") at maturity. Municipal securities are issued to raise money for a variety of public or private purposes, including financing state or local government, specific projects or public facilities. Municipal securities generally are classified as general or revenue obligations.

The value of the municipal securities may be highly sensitive to events affecting the fiscal stability of the municipalities, agencies, authorities and other instrumentalities that issue securities. In particular, economic, legislative, regulatory or political developments affecting the ability of the issuers to pay interest or repay principal may significantly affect the value of the Fund's investments. These developments can include or arise from, for example, insolvency of an issuer, uncertainties related to the tax status of municipal securities, tax base erosion, state or federal constitutional limits on tax increases or other actions, budget deficits and other financial difficulties, or changes in the credit ratings assigned to municipal issuers.

There could be a limited market for certain municipal securities, and the Fund could face illiquidity risks. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations for their publicly-traded securities. The absence or inaccuracy of such information may impact the investment manager’s evaluation of credit and valuation risk.

From time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Also, from time to time, proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. Both President Trump and the Republican members of the House of Representatives have publicly stated that one of their top legislative priorities is significant reform of the U.S. Internal Revenue Code. There is a substantial lack of clarity around both the timing and the details of any such tax reform and the impact of any potential tax reform. If any such proposal were enacted, it might restrict or eliminate the ability of the Fund to achieve its investment goals. Prospective investors should consult their own tax advisors regarding potential changes in tax laws.

General obligation bonds.     Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

Revenue bonds.     The full faith, credit and taxing power of the issuer do not secure revenue bonds. Instead, the principal security for a revenue bond generally is the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. For example, housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments. Some authorities have further security in the form of state assurances (although without obligation) to make up deficiencies in the debt service reserve fund. As a result, an investment in revenue obligations is subject to greater risk of delay or non-payment if revenue does not accrue as expected or if other conditions are not met for reasons outside the control of the Fund. Conversely, if revenue accrues more quickly than anticipated, the Fund may receive payment before expected and have difficulty re-investing the proceeds on equally favorable terms.

Anticipation notes     Anticipation notes are issued to provide interim financing of various municipal needs in anticipation of the receipt of other sources of money for repayment of the notes.

Bond anticipation notes     are normally issued to provide interim financing until a long-term bond financing can be arranged which provides the money for the repayment of the notes.

Revenue anticipation notes     are issued in expectation of the receipt of revenue sources, other than tax receipts, such as anticipated revenues from a source such as turnpike tolls.

Tax anticipation notes     are issued to finance the short-term working capital needs of municipalities in anticipation of the receipt of various seasonal tax revenues that are used to repay the notes. They are usually general obligations of the issuer and are secured by the taxing power for the payment of principal and interest.

Bank obligations     Bank obligations include fixed, floating or variable rate certificates of deposit (CDs), letters of credit, time and savings deposits, bank notes and bankers' acceptances. CDs are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Time deposits are non-negotiable deposits that are held in a banking institution for a specified period of time at a stated interest rate. Savings deposits are deposits that do not have a specified maturity and may be withdrawn by the depositor at any time. Bankers' acceptances are negotiable drafts or bills of exchange normally drawn by an importer or exporter to pay for specific merchandise. When a bank "accepts" a bankers' acceptance, the bank, in effect, unconditionally agrees to pay the face value of the instrument upon maturity. The full amount of the Fund's investment in time and savings deposits or CDs may not be guaranteed against losses resulting from the default of the commercial or savings bank or other institution insured by the Federal Deposit Insurance Corporation (FDIC).

Bank obligations are exempt from registration with the SEC if issued by U.S. banks or foreign branches of U.S. banks. As a result, the Fund will not receive the same investor protections when investing in bank obligations as opposed to registered securities. Bank notes and other unsecured bank obligations are not guaranteed by the FDIC, so the Fund will be exposed to the credit risk of the bank or institution. In the event of liquidation, bank notes and unsecured bank obligations generally rank behind time deposits, savings deposits and CDs, resulting in a greater potential for losses to the Fund.

The Fund’s investments in bank obligations may be negatively impacted if adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits). The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Borrowing     The 1940 Act and the SEC's current rules, exemptions and interpretations thereunder, permit the Fund to borrow up to one-third of the value of its total assets (including the amount borrowed, but less all liabilities and indebtedness not represented by senior securities) from banks. The Fund is required to maintain continuous asset coverage of at least 300% with respect to such borrowings and to reduce the amount of its borrowings (within three days excluding Sundays and holidays) to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise. In the event that the Fund is required to reduce its borrowings, it may have to sell portfolio holdings, even if such sale of the Fund's holdings would be disadvantageous from an investment standpoint.

If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income or gains received from the securities purchased with borrowed funds.

In addition to borrowings that are subject to 300% asset coverage and are considered by the SEC to be permitted "senior securities," the Fund is also permitted under the 1940 Act to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan will be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

Segregation of assets.     Consistent with SEC staff guidance, financial instruments that involve the Fund's obligation to make future payments to third parties will not be viewed as creating any senior security provided that the Fund covers its obligations as described below. Those financial instruments can include, among others, (i) securities purchased or sold on a when-issued, delayed delivery, or to be announced basis, (ii) futures contracts, (iii) forward currency contracts, (iv) swaps, (v) written options, (vi) unfunded commitments, (vii) securities sold short, and (viii) reverse repurchase agreements.

Consistent with SEC staff guidance, the Fund will consider its obligations involving such a financial instrument as “covered” when the Fund (1) maintains an offsetting financial position, or (2) segregates liquid assets (constituting cash, cash equivalents or other liquid portfolio securities) equal to the Fund’s exposures relating to the financial instrument, as determined on a daily basis. Dedicated Fund compliance policies and procedures, which the Fund's board has approved, govern the kinds of transactions that can be deemed to be offsetting positions for purposes of (1) above, and the amounts of assets that need to be segregated for purposes of (2) above (Asset Segregation Policies).

The Fund’s Asset Segregation Policies may require the Fund to sell a portfolio security or exit a transaction, including a transaction in a financial instrument, at a disadvantageous time or price in order for the Fund to be able to segregate the required amount of assets. If segregated assets decline in value, the Fund will need to segregate additional assets or reduce its position in the financial instruments. In addition, segregated assets may not be available to satisfy redemptions or for other purposes, until the Fund’s obligations under the financial instruments have been satisfied. In addition, the Fund’s ability to use the financial instruments identified above may under some circumstances depend on the nature of the instrument and amount of assets that the Asset Segregation Policies require the Fund to segregate.

Callable securities     Callable securities give the issuer the right to redeem the security on a given date or dates (known as the call dates) prior to maturity. In return, the call feature is factored into the price of the debt security, and callable debt securities typically offer a higher yield than comparable non-callable securities. Certain securities may be called only in whole (the entire security is redeemed), while others may be called in part (a portion of the total face value is redeemed) and possibly from time to time as determined by the issuer. There is no guarantee that the Fund will receive higher yields or a call premium on an investment in callable securities.

The period of time between the time of issue and the first call date, known as call protection, varies from security to security. Call protection provides the investor holding the security with assurance that the security will not be called before a specified date. As a result, securities with call protection generally cost more than similar securities without call protection. Call protection will make a callable security more similar to a long-term debt security, resulting in an associated increase in the callable security's interest rate sensitivity.

Documentation for callable securities usually requires that investors be notified of a call within a prescribed period of time. If a security is called, the Fund will receive the principal amount and accrued interest, and may receive a small additional payment as a call premium. Issuers are more likely to exercise call options in periods when interest rates are below the rate at which the original security was issued, because the issuer can issue new securities with lower interest payments. Callable securities are subject to the risks of other debt securities in general, including prepayment risk, especially in falling interest rate environments.

Commercial paper     Commercial paper is an unsecured, short-term loan to a corporation, typically for financing accounts receivable and inventory with maturities of up to 270 days. The Fund may invest in taxable commercial paper only for temporary defensive purposes.

Convertible zero-coupon and step coupon bonds     Convertible zero-coupon securities have no coupon until a predetermined date, at which time they convert to a specified coupon security. Zero-coupon bonds tend to react more sharply to changes in interest rates than traditional bonds.

Defaulted debt securities     If the issuer of a debt security in the Fund's portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund's net asset value. Defaulted securities tend to lose much of their value before they default. Thus, the Fund's net asset value may be adversely affected before an issuer defaults. The Fund will incur additional expenses if it tries to recover principal or interest payments on a defaulted security. Defaulted debt securities often are illiquid. An investment in defaulted debt securities will be considered speculative and expose the Fund to similar risks as an investment in high-yield debt.

The Fund is not required to sell a debt security that has defaulted if the investment manager believes it is advantageous to continue holding the security.

High-yield securities     High-yield or lower-rated debt securities (also referred to as "junk bonds") are securities that have been rated by Moody's or S&P below their top four rating categories (e.g., BB or Ba and lower) and are considered below investment grade. These securities generally have greater risk with respect to the payment of interest and repayment of principal, or may be in default and are often considered to be speculative and involve greater risk of loss. Adverse publicity, investor perceptions, whether or not based on fundamental analysis, or real or perceived adverse economic conditions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of lower-rated debt securities may be more complex than for issuers of higher- rated securities. The Fund relies on the investment manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer of lower-rated securities. There can be no assurance the investment manager will be successful in evaluating the creditworthiness of an issuer or the value of high-yield debt securities generally.

The prices of lower-rated debt securities may be less sensitive to interest rate changes than higher rated debt securities, but more sensitive to economic conditions. Market anticipation of an economic downturn, for example, could cause a decline in lower-rated debt securities prices. This is because an economic downturn could lessen the ability of a highly leveraged issuer to make principal and interest payments on its debt securities. Similarly, the impact of individual adverse developments, or public perceptions thereof, will be greater for lower-rated securities because the issuers of such securities are more likely to default or enter bankruptcy. If the issuer of lower-rated debt securities defaults, the Fund may incur substantial expenses to seek recovery of all or a portion of its investments or to exercise other rights as a security holder. The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

The markets in which lower-rated debt securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets for particular securities may diminish the Fund's ability to sell the securities at desirable prices to meet redemption requests or to respond to a specific economic event, such as deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain lower-rated debt securities also may make it more difficult for the Fund to obtain accurate market quotations for the purposes of valuing the Fund's portfolio.

The credit risk factors described above also apply to high-yield zero coupon and deferred interest securities. These securities have an additional risk, however, because unlike securities that pay interest periodically until maturity, zero coupon bonds and similar securities will not make any interest or principal payments until the cash payment date or maturity of the security. If the issuer defaults, the Fund may not obtain any return on its investment.

Illiquid securities     Generally, an "illiquid security" is any security that cannot be disposed of in the ordinary course of business within seven days at approximately the amount at which the Fund has valued the instrument. Illiquid securities generally include securities for which no market exists or which are legally restricted as to their transfer.

The risk to the Fund in holding illiquid securities is that they may be more difficult to sell if the Fund wants to dispose of the security in response to adverse developments or in order to raise money for redemptions or other investment opportunities. Illiquid trading conditions may also make it more difficult for the Fund to realize a security's fair value.

Insurance     The Fund may also invest in insured municipal securities. Normally, the underlying rating of an insured security is one of the top three ratings of Fitch, Moody's or S&P. An insurer may insure municipal securities that are rated below the top three ratings or that are unrated if the securities otherwise meet the insurer's quality standards.

The Fund will only enter into a contract to buy an insured municipal security if either permanent insurance or an irrevocable commitment to insure the municipal security by a qualified municipal bond insurer is in place. The insurance feature guarantees the scheduled payment of principal and interest, but does not guarantee (i) the market value of the insured municipal security, (ii) the value of the Fund's shares, or (iii) the Fund's distributions.

Types of insurance.     There are three types of insurance: new issue, secondary and portfolio. A new issue insurance policy is purchased by the issuer when the security is issued. A secondary insurance policy may be purchased by the Fund after a security is issued. With both new issue and secondary policies, the insurance continues in force for the life of the security and, thus, may increase the credit rating of the security, as well as its resale value. However, in response to market conditions rating agencies have lowered their ratings on some municipal bond insurers below BBB or withdrawn ratings. In such cases the insurance is providing little or no enhancement of credit or resale value to the municipal security and the security's rating will reflect the higher of the insurer rating or the underlying rating of the security.

The Fund may buy a secondary insurance policy at any time if the investment manager believes the insurance would be in the best interest of the Fund. The Fund is likely to buy a secondary insurance policy if, in the investment manager's opinion, the Fund could sell a security at a price that exceeds the current value of the security, without insurance, plus the cost of the insurance. The purchase of a secondary policy, if available, may enable the Fund to sell a defaulted security at a price similar to that of comparable securities that are not in default. The Fund would value a defaulted security covered by a secondary insurance policy at its market value.

The Fund also may buy a portfolio insurance policy. Unlike new issue and secondary insurance, which continue in force for the life of the security, portfolio insurance only covers securities while they are held by the Fund. If the Fund sells a security covered by portfolio insurance, the insurance protection on that security ends and, thus, cannot affect the resale value of the security. As a result, the Fund may continue to hold any security insured under a portfolio insurance policy that is in default or in significant risk of default and, absent any unusual or unforeseen circumstances as a result of the portfolio insurance policy, would likely value the defaulted security, or security for which there is a significant risk of default, at the same price as comparable securities that are not in default. While a defaulted security is held in the Fund's portfolio, the Fund continues to pay the insurance premium on the security but also collects interest payments from the insurer and retains the right to collect the full amount of principal from the insurer when the security comes due.

The insurance premium the Fund pays for a portfolio insurance policy is a Fund expense. The premium is payable monthly and is adjusted for purchases and sales of covered securities during the month. If the Fund fails to pay its premium, the insurer may take action against the Fund to recover any premium payments that are due. The insurer may not change premium rates for securities covered by a portfolio insurance policy, regardless of the issuer's ability or willingness to meet its obligations.

Qualified municipal bond insurers.     Insurance policies may be issued by a qualified municipal bond insurer. The bond insurance industry is a regulated industry. Any bond insurer must be licensed in each state in order to write financial guarantees in that jurisdiction. Regulations vary from state to state. Most regulators, however, require minimum standards of solvency and limitations on leverage and investment of assets. Regulators also place restrictions on the amount an insurer can guarantee in relation to the insurer's capital base. Neither the Fund nor the investment manager makes any representations as to the ability of any insurance company to meet its obligation to the Fund if called upon to do so.

If an insurer is called upon to pay the principal or interest on an insured security that is due for payment but that has not been paid by the issuer, the terms of payment would be governed by the provisions of the insurance policy. After payment, the insurer becomes the owner of the security, appurtenant coupon, or right to payment of principal or interest on the security and is fully subrogated to all of the Fund's rights with respect to the security, including the right to payment. The insurer's rights to the security or to payment of principal or interest are limited, however, to the amount the insurer has paid.

State regulators have from time to time required municipal bond insurers to suspend claims payments on outstanding insurance in force. Certain municipal bond insurers have withdrawn from the market. These circumstances have led to a decrease in the supply of insured municipal securities and a consolidation among municipal bond insurers concentrating the insurance company credit risk on securities in the Fund's portfolio amongst fewer municipal bond insurers. Due to this consolidation, events involving one or more municipal bond insurers could have a significant adverse effect on the value of the securities insured by the insurer and on the municipal markets as a whole.

Investment grade debt securities     Investment grade debt securities are securities that are rated at the time of purchase in the top four ratings categories by one or more independent rating organizations such as S&P (rated BBB- or better) or Moody’s (rated Baa3 or higher) or, if unrated, are determined to be of comparable quality by the Fund’s investment manager. Generally, a higher rating indicates the rating agency's opinion that there is less risk of default of obligations thereunder including timely repayment of principal and payment of interest. Debt securities in the lowest investment grade category may have speculative characteristics and more closely resemble high-yield debt securities than investment-grade debt securities. Lower-rated securities may be subject to all the risks applicable to high-yield debt securities and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities.

A number of risks associated with rating agencies apply to the purchase or sale of investment grade debt securities.

Mandatory tender (mandatory put) municipal securities     Mandatory tender (mandatory put) municipal securities may be sold with a requirement that a holder of a security surrender the security to the issuer or its agent for cash at a date prior to the stated maturity. On the predetermined tender date, the holder receives principal and accrued interest.

Maturity     Municipal securities are issued with a specific maturity date--the date when the issuer must repay the amount borrowed. Maturities typically range from less than one year (short term) to 30 years (long term). In general, securities with longer maturities are more sensitive to interest rate changes, although they may provide higher yields.

  Mello-Roos bonds are issued under the California Mello-Roos Community Facilities Act to finance the building of roads, sewage treatment plants and other projects designed to improve the infrastructure of a community. They may not be rated and are not considered obligations of the municipality.

Mello-Roos bonds are primarily secured by real estate taxes levied on property located in the community. The timely payment of principal and interest on the bonds depends on the property owner's continuing ability to pay the real estate taxes. Various factors could negatively affect this ability, including a decline in the economy or in the real estate market of California.

Municipal lease obligations     Municipal lease obligations generally are issued to support a government's infrastructure by financing or refinancing equipment or property acquisitions or the construction, expansion or rehabilitation of public facilities. In such transactions, equipment or property is leased to a state or local government, which, in turn, pays lease payments to the lessor consisting of interest and principal payments on the obligations. Municipal lease obligations differ from other municipal securities because each year the lessee's governing body must appropriate (set aside) the money to make the lease payments. If the money is not appropriated, the issuer or the lessee typically can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligations may not be paid.

The Fund may also gain exposure to municipal lease obligations through certificates of participation, which represent a proportionate interest in the payments under a specified lease or leases.

Because annual appropriations are required to make lease payments, municipal lease obligations generally are not subject to constitutional limitations on the issuance of debt, and may allow an issuer to increase government liabilities beyond constitutional debt limits. When faced with increasingly tight budgets, local governments have more discretion to curtail lease payments under a municipal lease obligation than they do to curtail payments on other municipal securities. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligations. If this happens, there is no assurance that the property's private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligations or that the payments will continue to be tax-free.

While cancellation risk is inherent to municipal lease obligations, the Fund believes that this risk may be reduced, although not eliminated, by its policies on the credit quality of municipal securities in which it may invest.

Refunded bonds     The issuer of a refunded bond (also known as pre-refunded or escrow-secured bonds) "pre-refunds" the bond by setting aside in advance all or a portion of the amount to be paid to the bondholders when the bond is called. Generally, an issuer uses the proceeds from a new bond issue to buy high grade, interest bearing debt securities, including direct obligations of the U.S. government, which are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the refunded bonds. Because refunded bonds still bear the same interest rate as when they were originally issued and are of very high credit quality, their market value may increase. However, as the refunded bond approaches its call or ultimate maturity date, the bond's market value will tend to fall to its call or par price.

Stripped securities     Stripped securities are debt securities that have been transformed from a principal amount with periodic interest coupons into a series of zero coupon bonds, each with a different maturity date corresponding to one of the payment dates for interest coupon payments or the redemption date for the principal amount. Stripped securities are subject to all the risks applicable to zero coupon bonds as well as certain additional risks.

Like zero coupon bonds, stripped securities do not provide for periodic payments of interest prior to maturity. Rather they are offered at a discount from their face amount that will be paid at maturity. This results in the security being subject to greater fluctuations in response to changing interest rates than interest-paying securities of similar maturities.

Tax-exempt commercial paper     Tax-exempt commercial paper typically represents an unsecured short-term obligation (270 days or less) issued by a municipality.

Tax-exempt or qualified private activity and industrial development revenue bonds     Tax-exempt industrial development revenue and other similar bonds are part of a category of securities sometimes known as tax-exempt or qualified private activity bonds. These bonds are typically issued by or on behalf of public authorities to finance various privately operated facilities which are expected to benefit the municipality and its residents, such as business, manufacturing, housing, sports and pollution control, as well as public facilities such as airports, mass transit systems, ports and parking. The payment of principal and interest is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the facility or other property as security for payment. As a result, these bonds may involve a greater degree of corporate credit risk than other municipal securities.

Temporary investments     When the investment manager believes market or economic conditions are unusual or unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in temporary defensive investments, including cash, cash equivalents or other high quality short-term investments, such as short-term debt instruments, including U.S. government securities, high grade commercial paper, repurchase agreements, negotiable certificates of deposit, non-negotiable fixed time deposits, bankers acceptances, variable rate demand notes, and other money market equivalents. To the extent allowed by exemptions from and rules under the 1940 Act and the Fund's other investment policies and restrictions, the investment manager also may invest the Fund's assets in shares of one or more money market funds managed by the investment manager or its affiliates. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economies of the states and territories where the Fund invests. Temporary defensive investments can and do experience defaults. The likelihood of default on a temporary defensive investment may increase in the market or economic conditions which are likely to trigger the Fund's investment therein.

Temporary defensive investments generally may include securities that pay taxable interest, including (i) municipal securities issued by a state or local government other than the Fund's state; (ii) high quality commercial paper; or (iii) securities issued by or guaranteed by the full faith and credit of the U.S. government. The Fund also may invest all of its assets in municipal securities issued by a U.S. territory such as Guam, Puerto Rico, the Mariana Islands or the U.S. Virgin Islands. The investment manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity. When the Fund's assets are invested in temporary investments, the Fund may not be able to achieve its investment goal.

Unrated debt securities     Not all debt securities or their issuers are rated by rating agencies, sometimes due to the size of or manner of the securities offering, the decision by one or more rating agencies not to rate certain securities or issuers as a matter of policy, or the unwillingness or inability of the issuer to provide the prerequisite information and fees to the rating agencies. Some debt securities markets may have a disproportionately large number of unrated issuers.

In evaluating unrated securities, the investment manager may consider, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Although unrated debt securities may be considered to be of investment grade quality, issuers typically pay a higher interest rate on unrated than on investment grade rated debt securities. Less information is typically available to the market on unrated securities and obligors, which may increase the potential for credit and valuation risk.

U.S. government securities     U.S. government securities include obligations of, or guaranteed by, the U.S. federal government, its agencies, instrumentalities or sponsored enterprises. Some U.S. government securities are supported by the full faith and credit of the U.S. government. These include U.S. Treasury obligations and securities issued by the Government National Mortgage Association (GNMA). A second category of U.S. government securities are those supported by the right of the agency, instrumentality or sponsored enterprise to borrow from the U.S. government to meet its obligations. These include securities issued by Federal Home Loan Banks.

A third category of U.S. government securities are those supported by only the credit of the issuing agency, instrumentality or sponsored enterprise. These include securities issued by the Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In the event of a default, an investor like the Fund would only have legal recourse to the issuer, not the U.S. government. Although the U.S. government has provided support for these securities in the past, there can be no assurance that it will do so in the future. The U.S. government has also made available additional guarantees for limited periods to stabilize or restore a market in the wake of an economic, political or natural crisis. Such guarantees, and the economic opportunities they present, are likely to be temporary and cannot be relied upon by the Fund. Any downgrade of the credit rating of the securities issued by the U.S. government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities.

Variable or floating rate securities     The Fund may invest in variable or floating rate securities, including variable rate demand notes, municipal inflation protected securities, index-based floating rate securities, and auction rate securities, which have interest rates that change either at specific intervals from daily up to semiannually, or whenever a benchmark rate changes. The interest rate adjustments are designed to help stabilize the security's price or maintain a fixed spread to a predetermined benchmark. While this feature may protect against a decline in the security's market price when interest rates or benchmark rates rise, it lowers the Fund's income when interest rates or benchmark rates fall. Of course, the Fund's income from its variable and floating rate investments also may increase if interest rates rise.

Variable or floating rate securities may include a demand feature, which may be unconditional. The demand feature allows the holder to demand prepayment of the principal amount before maturity, generally on one to 30 days' notice. The holder receives the principal amount plus any accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the security. The Fund generally uses variable or floating rate securities as short-term investments while waiting for long-term investment opportunities.

Movements in the relevant index or benchmark on which adjustments are based will affect the interest paid on these securities and, therefore, the current income earned by the Fund and the securities' market value. The degree of volatility in the market value of the variable rate securities held by the Fund will generally increase along with the length of time between adjustments, the degree of volatility in the applicable index, benchmark or base lending rate and whether the index, benchmark or base lending rate to which it resets or floats approximates short-term or other prevailing interest rates. It will also be a function of the maximum increase or decrease of the interest rate adjustment on any one adjustment date, in any one year, and over the life of the security.

The income earned by the Fund and distributed to shareholders will generally increase or decrease along with movements in the relevant index, benchmark or base lending rate. Thus the Fund's income will be more unpredictable than the income earned on similar investments with a fixed rate of interest.

When-issued transactions     Municipal securities may be offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to buy is made, but delivery and payment take place at a later date. During the time between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. If the other party to the transaction fails to deliver or pay for the security, the Fund could miss a favorable price or yield opportunity, or could experience a loss.

When the Fund makes the commitment to buy a municipal security on a when-issued basis, it records the transaction and includes the value of the security in the calculation of its net asset value. The Fund does not believe that its net asset value or income will be negatively affected by its purchase of municipal securities on a when-issued basis. The Fund will not engage in when-issued transactions for investment leverage purposes.

Although the Fund generally will buy municipal securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if it is considered advisable. When the Fund is the buyer, it will segregate liquid assets as set forth in "Segregation of assets" under "Borrowing." If assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund will not earn income on those assets. When-issued transactions also are subject to the risk that a counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, including making payments to the Fund. The Fund may obtain no or only limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed.

Zero coupon and deferred interest securities     Zero coupon or deferred interest bonds are debt securities that make no periodic interest payments until maturity or a specified date when the securities begin paying current interest (cash payment date). Zero coupon and deferred interest bonds generally are issued and traded at a discount from their face amount or par value.

The original discount on zero coupon or deferred interest bonds approximates the total amount of interest the bonds will accumulate over the period until maturity or the first cash payment date and compounds at a rate of interest reflecting the market rate of the security at the time of issuance. The discount varies depending on the time remaining until maturity or the cash payment date, as well as prevailing interest rates, liquidity of the market for the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date approaches. The discount typically increases as interest rates rise, the market becomes less liquid or the creditworthiness of the issuer deteriorates.

For accounting and federal tax purposes, holders of bonds issued at a discount, such as the Fund, are deemed to receive interest income over the life of the bonds even though the bonds do not pay out cash to their holders before maturity or the cash payment date. That income is distributable to Fund shareholders even though no cash is received by the Fund at the time of accrual, which may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

Because investors receive no cash prior to the maturity or cash payment date, an investment in debt securities issued at a discount generally has a greater potential for complete loss of principal and/or return than an investment in debt securities that make periodic interest payments. Such investments are more vulnerable to the creditworthiness of the issuer and any other parties upon which performance relies.

The following is a description of the general risks associated with the Fund's investments in municipal securities.

Credit quality     All things being equal, the lower a security's credit quality, the higher the risk and the higher the yield the security generally must pay as compensation to investors for the higher risk.

A security's credit quality depends on the issuer's ability to pay interest on the security and, ultimately, to repay the principal. Independent rating agencies, such as Moody's and S&P, often rate municipal securities based on their analysis of the issuer's credit quality. Most rating agencies use a descending alphabet scale to rate long-term securities, and a descending numerical scale to rate short-term securities. Securities in the top four long term ratings categories (or comparable short-term rated or unrated securities) are "investment grade," although securities in the fourth highest rating category may have some speculative features. These ratings are described at the end of this SAI under "Description of Ratings." Lower-rated securities may be subject to all the risks applicable to high-yield debt securities and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities.

A number of risks associated with rating agencies apply to the purchase or sale of investment grade debt securities.

An insurance company, bank or other foreign or domestic entity may provide credit support for a municipal security and enhance its credit quality. For example, some municipal securities are insured, which means they are covered by an insurance policy that guarantees the timely payment of principal and interest. Other municipal securities may be backed by letters of credit, guarantees, or escrow or trust accounts that contain high quality securities, including securities backed by the full faith and credit of the U.S. government to secure the payment of principal and interest.

Any limitations on the credit quality of the securities the Fund may buy generally are applied when the Fund makes an investment so that the Fund is not required to sell a security because of a later change in circumstances.

In addition to considering ratings in its selection of the Fund's portfolio securities, the investment manager may consider, among other things, information about the financial history and condition of the issuer, revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the bonds. Securities that depend on the credit of the U.S. government are regarded as having the same or equivalent rating as U.S. government securities.

Credit     Debt securities are subject to the risk of an issuer's (or other party's) failure or inability to meet its obligations under the security. Multiple parties may have obligations under a debt security. An issuer or borrower may fail to pay principal and interest when due. A guarantor, insurer or credit support provider may fail to provide the agreed upon protection. A counterparty to a transaction may fail to perform its side of the bargain. An intermediary or agent interposed between the investor and other parties may fail to perform the terms of its service. Also, performance under a debt security may be linked to the obligations of other persons who may fail to meet their obligations. The credit risk associated with a debt security could increase to the extent that the Fund's ability to benefit fully from its investment in the security depends on the performance by multiple parties of their respective contractual or other obligations. The market value of a debt security is also affected by the market's perception of the creditworthiness of the issuer.

The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk than they actually do by the market, the investment manager or the rating agencies. Credit risk is generally greater where less information is publicly available, where fewer covenants safeguard the investors' interests, where collateral may be impaired or inadequate, where little legal redress or regulatory protection is available, or where a party's ability to meet obligations is speculative. Additionally, any inaccuracy in the information used by the Fund to evaluate credit risk may affect the value of securities held by the Fund.

Obligations under debt securities held by the Fund may never be satisfied or, if satisfied, only satisfied in part.

A change in the credit rating of any one or more of the municipal bond insurers that insure securities in the Fund's portfolio may affect the value of the securities they insure, the Fund's share price and Fund performance. The Fund might also be adversely impacted by the inability of an insurer to meet its insurance obligations.

Debt securities ratings     The investment manager performs its own independent investment analysis of securities being considered for the Fund's portfolio. The investment manager also considers the ratings assigned by various investment services and independent rating agencies, such as Moody's and S&P, that publish ratings based upon their assessment of the relative creditworthiness of the rated debt securities. Generally, a lower rating indicates higher credit risk. Higher yields are ordinarily available from debt securities in the lower rating categories. These ratings are described at the end of this SAI under "Description of Ratings."

Using credit ratings to evaluate debt securities can involve certain risks. For example, ratings assigned by the rating agencies are based upon an analysis completed at the time of the rating of the obligor's ability to pay interest and repay principal. Rating agencies typically rely to a large extent on historical data which may not accurately represent present or future circumstances. Ratings do not purport to reflect the risk of fluctuations in market value of the debt security and are not absolute standards of quality and only express the rating agency's current opinion of an obligor's overall financial capacity to pay its financial obligations. A credit rating is not a statement of fact or a recommendation to purchase, sell or hold a debt obligation. Also, credit quality can change suddenly and unexpectedly, and credit ratings may not reflect the issuer's current financial condition or events since the security was last rated. Rating agencies may have a financial interest in generating business, including from the arranger or issuer of the security that normally pays for that rating, and providing a low rating might affect the rating agency's prospects for future business. While rating agencies have policies and procedures to address this potential conflict of interest, there is a risk that these policies will fail to prevent a conflict of interest from impacting the rating.

Extension     The market value of some debt securities may be adversely affected when bond calls or prepayments on underlying assets are less or slower than anticipated. This risk is extension risk. Extension risk may result from, for example, rising interest rates or unexpected developments in the markets for the underlying assets. As a consequence, the security's effective maturity will be extended, resulting in an increase in interest rate sensitivity to that of a longer-term instrument. Extension risk generally increases as interest rates rise. This is because, in a rising interest rate environment, the rate of prepayment and exercise of call or buy-back rights generally falls and the rate of default and delayed payment generally rises. When the maturity of an investment is extended in a rising interest rate environment, a below-market interest rate is usually locked-in and the value of the security reduced. This risk is greater for fixed-rate than variable-rate debt securities.

Focus     Because each Fund predominantly invests in the municipal securities of its state, its performance is closely tied to the performance of issuers of municipal securities in its state. See "State and U.S. Territory Risks" below.

The greater the Fund’s exposure to any single type of investment – including investment in a given sector, region, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, business, political, regulatory, or other occurrence.

The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

Income     The Fund is subject to income risk, which is the risk that the Fund's income will decline during periods of falling interest rates or when the Fund experiences defaults on debt securities it holds. The Fund's income declines when interest rates fall because, as the Fund's higher-yielding debt securities mature or are prepaid, the Fund must re-invest the proceeds in debt securities that have lower, prevailing interest rates. The amount and rate of distributions that the Fund's shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less. Fluctuations in income paid to the Fund are generally greater for variable rate debt securities. The Fund will be deemed to receive taxable income on certain securities which pay no cash payments until maturity, such as zero-coupon securities. The Fund may be required to sell portfolio securities that it would otherwise continue to hold in order to obtain sufficient cash to make the distribution to shareholders required for U.S. tax purposes.

Inflation     The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically corresponded with long-term inflationary trends.

Inside information     The investment manager (through its representatives or otherwise) may receive information that restricts the investment manager's ability to cause the Fund to buy or sell securities of an issuer for substantial periods of time when the Fund otherwise could realize profit or avoid loss. This may adversely affect the Fund's flexibility with respect to buying or selling securities.

Interest rate     The market value of debt securities generally varies in response to changes in prevailing interest rates. Interest rate changes can be sudden and unpredictable. In addition, short-term and long-term rates are not necessarily correlated to each other as short-term rates tend to be influenced by government monetary policy while long-term rates are market driven and may be influenced by macroeconomic events (such as economic expansion or contraction), inflation expectations, as well as supply and demand. During periods of declining interest rates, the market value of debt securities generally increases. Conversely, during periods of rising interest rates, the market value of debt securities generally declines. This occurs because new debt securities are likely to be issued with higher interest rates as interest rates increase, making the old or outstanding debt securities less attractive. In general, the market prices of long-term debt securities or securities that make little (or no) interest payments are more sensitive to interest rate fluctuations than shorter-term debt securities. The longer the Fund's average weighted portfolio duration, the greater the potential impact a change in interest rates will have on its share price. Also, certain segments of the fixed income markets, such as high quality bonds, tend to be more sensitive to interest rate changes than other segments, such as lower-quality bonds.

Liquidity     Liquidity risk exists when particular investments are or become difficult to purchase or sell at the price at which the Fund has valued the security, whether because of current market conditions, the financial condition of the issuer, or the specific type of investment. If the market for a particular security becomes illiquid (for example, due to changes in the issuer's financial condition), the Fund may be unable to sell such security at an advantageous time or price due to the difficulty in selling such securities. To the extent that the Fund and its affiliates hold a significant portion of an issuer's outstanding securities, the Fund may also be subject to greater liquidity risk than if the issuer's securities were more widely held. The Fund may also need to sell some of the Fund's more liquid securities when it otherwise would not do so in order to meet redemption requests, even if such sale of the liquid holdings would be disadvantageous from an investment standpoint. Reduced liquidity may also have an adverse impact on a security's market value and the sale of such securities often results in higher brokerage charges or dealer discounts and other selling expenses. Reduced liquidity in the secondary market for certain securities will also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio and thus pricing may be prone to error when market quotations are volatile, infrequent and/or subject to large spreads between bid and ask prices. In addition, prices received by the Fund for securities may be based on institutional “round lot” sizes, but the Fund may purchase, hold or sell smaller, “odd lot” sizes, which may be harder to sell. Odd lots may trade at lower prices than round lots, which may affect the Fund’s ability to accurately value its investments.

The market for certain equity or debt securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. For example, dealer capacity in certain fixed income markets appears to have undergone fundamental changes since the financial crisis of 2008, which may result in low dealer inventories and a reduction in dealer market-making capacity. An increase in interest rates due to the tapering of the Federal Reserve Board’s quantitative easing program and other similar central bank actions, coupled with a reduction in dealer market-making capacity, may decrease liquidity and increase volatility in the fixed income markets. Liquidity risk generally increases (meaning that securities become more illiquid) as the number, or relative need, of investors seeking to liquidate in a given market increases; for example, when an asset class or classes fall out of favor and investors sell their holdings in such classes, either directly or indirectly through investment funds, such as mutual funds.

Management     The investment manager's judgments about markets, interest rates or the attractiveness, relative values or potential appreciation of particular investment strategies or sectors or securities purchased for the Fund's portfolio may prove to be incorrect, all of which could cause the Fund to perform less favorably and may result in a decline in the Fund's share price.

The investment manager selects investments for the Fund based on its own analysis and information as well as on external sources of information, such as information that the investment manager obtains from other sources including through conferences and discussions with third parties, and data that issuers of securities provide to the investment manager or file with government agencies. The investment manager may also use information concerning institutional positions and buying activity in a security. The investment manager is not in a position to confirm the completeness, genuineness or accuracy of any of such information that is provided or filed by an issuer, and in some cases, complete and accurate information is not readily available. It is also possible that information on which the investment manager relies could be wrong or misleading. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal. Management risk is greater when less qualitative information is available to the investment manager about an investment.

Market     The market value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably due to general market conditions which are not specifically related to a single security issuer. These general market conditions include real or perceived adverse economic or regulatory conditions, changes in interest or currency exchange rates or adverse investor sentiment generally. Market values may also decline due to factors which affect a particular industry or sector, or a particular segment, such as municipal or government securities. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that the Fund's securities will participate in or otherwise benefit from the advance.

Portfolio turnover     Portfolio turnover is a measure of how frequently the Fund's portfolio securities are bought and sold. High portfolio turnover rates generally increase transaction costs, which are Fund expenses. Such portfolio transactions may also result in the realization of taxable capital gains, including short-term capital gains, which are generally taxable at ordinary income tax rates for federal income tax purposes for shareholders subject to income tax and who hold their shares in a taxable account. Higher transaction costs reduce the Fund's returns.

The SEC requires annual portfolio turnover to be calculated generally as the lesser of the Fund's purchases or sales of portfolio securities during a given fiscal year, divided by the monthly average value of the Fund's portfolio securities owned during that year (excluding securities with a maturity or expiration date that, at the time of acquisition, was less than one year). For example, a fund reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year. The portfolio turnover rates for the Fund are disclosed in the sections entitled "Portfolio Turnover" and "Financial Highlights" of the Fund's prospectus.

Portfolio turnover is affected by factors within and outside the control of the Fund and its investment manager. The investment manager's investment outlook for the type of securities in which the Fund invests may change as a result of unexpected developments in domestic or international securities markets, or in economic, monetary or political relationships. High market volatility may result in the investment manager using a more active trading strategy than it might have otherwise pursued. The Fund's investment manager will consider the economic effects of portfolio turnover but generally will not treat portfolio turnover as a limiting factor in making investment decisions. Investment decisions affecting turnover may include changes in investment policies or management personnel, as well as individual portfolio transactions.

Prepayment     Debt securities, especially bonds that are subject to "calls," are subject to prepayment risk if their terms allow the payment of principal and other amounts due before their stated maturity. Amounts invested in a debt security that has been "called" or "prepaid" will be returned to an investor holding that security before expected by the investor. In such circumstances, the investor, such as a fund, may be required to re-invest the proceeds it receives from the called or prepaid security in a new security which, in periods of declining interest rates, will typically have a lower interest rate. Prepayment risk is especially prevalent in periods of declining interest rates.

Securities subject to prepayment risk are often called during a declining interest rate environment and generally offer less potential for gains and greater price volatility than other income-bearing securities of comparable maturity.

Call risk is similar to prepayment risk and results from the ability of an issuer to call, or prepay, a debt security early. If interest rates decline enough, the debt security's issuer can save money by repaying its callable debt securities and issuing new debt securities at lower interest rates.

State and U.S. Territory Risks

The following gives more information about the risks of investing in the Fund. Please read this information together with the section “Principal Risks” in the prospectus.

State   Because each Fund principally invests in the municipal securities of its state, its performance is closely tied to the ability of issuers of municipal securities in its state to continue to make principal and interest payments on their securities. The issuers' ability to do this is in turn primarily dependent on economic, political and other conditions within the state.

Below is a discussion of certain conditions that may affect municipal issuers in various states. It is not a complete analysis of every material fact that may affect the ability of issuers of municipal securities to meet their debt obligations or the economic or political conditions within any state and is subject to change. The information below is based on data available to the Fund from historically reliable sources, but the Fund has not independently verified it. In addition, the disclosure below reflects only the information available to the Fund as of July 1, 2017. The information and risks set forth below could change quickly and without notice due to new or different information becoming available, market or economic changes or other unforeseen events, among other things. The Fund generally only updates the information below on or before September of each year and therefore the disclosure may not reflect any new or different information that becomes available.

The ability of issuers of municipal securities to continue to make principal and interest payments is dependent in large part on their ability to raise revenues, primarily through taxes, and to control spending. Many factors can affect a state's revenues including the rate of population growth, man-made or natural disasters, unemployment rates, personal income growth, federal aid, and the ability to attract and keep successful businesses. A number of factors can also affect a state's spending including the need for infrastructure improvements, increased costs for education and other services, current debt levels, and the existence of accumulated budget deficits.

California

Economy:

California lost over one million jobs in 2008-2009. Since the recovery began in February 2010, the state has gained 2.2 million jobs through 2016. As of April 2017, the preliminary year-over-year increase in non-farm employment was 236,700 jobs, or 1.4%. The preliminary unemployment rate has improved to 4.8% as of April 2017 as compared to 5.5% a year earlier.

Home building permits are showing year-over-year gains. Sales of existing single-family homes are rebounding and inventories are low. Preliminary residential permits increased about 12% for 2015 after flat growth in 2014 and growth of 42.6% in 2013. Total permits are down 42% since 2006.

The state's diverse employment, as represented by its largest job sectors, is as follows: services (professional, business, education, health, and other services) at 34.5% of employment (based on preliminary March 2017 figures); trade, transportation, and utilities at 18.2%; government at 15.3%; leisure and hospitality at 11.5% and manufacturing at 7.8%. California's per capita personal income has consistently been above that of the nation as a whole and was 111.7% of the U.S. rate in 2015.

Financial:

The state has posted multiple years of deficits as it coped with dramatic declines in revenues combined with spending pressures during the recession. By the end of fiscal year 2012, the state had accumulated a negative general fund balance of -$23.1 billion. In 2012, voters approved Proposition 30 which would temporarily increase personal income tax rates on high income earners and increase the state portion of the sales tax. As a result of the tax increases and overall economic growth, the state posted an $8.5 billion surplus improving the accumulated fund balance to a deficit of $14.3 billion for fiscal year 2013 and for fiscal year 2014 the state posted a surplus of $7.6 billion improving the accumulated deficit to $7.4 billion. After a $7.4 billion surplus in fiscal year 2015, the accumulated deficit has declined to $2.3 billion. A surplus in fiscal year 2016 helped eliminate the accumulated deficit and result in a fund balance of $362 million.

The governor revised his proposed fiscal year 2018 budget in May. The proposed general fund budget of $124.0 billion includes revenue growth of 6.2%, expenditure growth of 1.4% and a surplus of $2.6 billion. The governor projects the state’s Rainy Day Fund could grow to $8.5 billion by fiscal year end 2018. In conjunction with the budget release, the state is warning that revenue growth is slowing and it reduced tax revenue projections by $3.3 billion over the past year. The legislature is currently considering the budget and is expected to approve it by June 30, 2017, the end of the fiscal year.

Voters approved Proposition 30 in 2012 which temporarily increased personal income and sales taxes. The taxes were set to sunset on December 31, 2016. Voters approved Proposition 55 in November 2016 which extended the personal income tax increases through December 31, 2030. The sales tax sunset on December 31, 2016 as originally planned. Despite this tax increase, the state still faces large challenges in the future including increasing pension costs, an unemployment insurance fund debt to the Federal government, and increasing debt service. In conjunction with the fiscal year 2017 and 2018 budget proposals, the governor warned that revenue growth is slowing and it has reduced tax revenue projections down.

California's debt levels have grown in recent years as the state has been upgrading its infrastructure and financing new facilities driven in part by its large population growth. By 2016, the state's net tax-supported debt per capita was $2,217, above the $1,006 median for all states, and it ranked 9th nationally, according to Moody’s. Due to the state’s fiscal problems, California reduced the amount of debt issued in fiscal year 2011 through fiscal year 2013 to reduce interest costs. Total outstanding general obligation debt was $74.6 billion as of May 1, 2017.

California offers its employees pension and retiree health care benefits. The state’s two primary pension funds have experienced volatile investment results in recent years and the funds report large unfunded future liabilities as of fiscal year 2016. California Public Employees’ Retiree System (CalPERS) data showed a net pension liability of $49.8 billion for the state. For the California State Teachers’ Retirement System (CalSTRS) the state reported a preliminary fiscal year 2015 net pension liability of $23.3 billion. These numbers reflect the state’s portion of these pension funds. The state also has a net obligation related to retirees’ post-employment healthcare benefits which is $76.5 billion as of fiscal year 2016. The state estimates that general fund contributions to CalPERS will be $5.4 billion in fiscal year 2017 (including CSU) and contributions to CalSTRS will be $2.5 billion. For retirees’ post-employment health care benefits, the general fund cost is budgeted at $1.7 billion. The contribution level can vary from year to year. In June 2014, the governor signed a bill creating a comprehensive funding solution intended to eliminate the CalSTRS unfunded liability by 2046, which will require increased contributions from the state among others. The legislature and governor approved a comprehensive pension reform package affecting state and local government known as the Public Employees’ Pension Reform Act of 2013. This legislation implements lower defined-benefit formulas with higher retirement ages for employees hired on or after January 1, 2013 and includes provisions which increase current employee contributions. As it has done in the past, the CalPERs Board can revise amortization and smoothing policies and adopted changes to mortality and other assumptions which could increase or decrease annual funding requirements in future years.

As of June 1, 2017, the state was rated Aa3, stable by Moody’s; AA-, stable by S&P; and AA-, stable by Fitch.

Tennessee

According to the Bureau of Economic Analysis, the state of Tennessee had a population of over 6.6 million in 2016, ranking it the 16th most populous state in the nation. Tennessee’s economy continued to improve in fiscal year 2016 (June 30th FYE). According to the state’s Comprehensive Annual Financial Report, Tennessee’s job market is growing faster than the national average and is one of the top ten states in the United States in terms of economic momentum. During fiscal year 2016, job growth in Tennessee increased 2.4%. Nonfarm employment increased 2.6% in calendar year 2016 and another 1.5% in 2017. As of April 2017, Tennessee had an unemployment rate of 4.7%, which was slightly above the national average (4.4%), but down from a peak of 11.1% in December 2009. In 2016, Tennessee’s personal income was approximately $288.5 million, ranking it 16th in the United States. Personal income increased 3.9% in 2016, which was above the national average of 3.6%. The state of Tennessee’s current-dollar GDP in 2016 was $328.8 billion, ranking it 18th in the nation. Tennessee’s real GDP increased 2.0% in 2016, which was above the national average of 1.5%. The state’s largest industry in 2016 was finance, insurance, real estate, rental and leasing, which accounted for 16.5% of Tennessee’s GDP and 3.3% real growth. The second largest industry was professional and business services, accounting for 11.6% of the state’s GDP and 3.5% real growth.

Tennessee’s general fund balance increased 26.4% year over year in 2016 to end the year with a balance of $3.24 billion. Fiscal 2016 marked the second consecutive year in which the general fund balance increased by more than 23% year over year. The general fund’s largest revenue source is Federal payments, which accounted for 48.3% of total operating revenue in fiscal 2016. The state also generates a large portion of their revenue from taxes, which accounted for 39.3% of the general fund’s total revenue in fiscal 2016. Sales and use taxes in particular accounted for 16.3% of total operating revenue, while business taxes accounted for another 19.5% of operating revenue during fiscal 2016. The state’s unassigned fund balance increased 38.3% year over year in fiscal 2016 to end the year at $1.22 billion. The unassigned balance in fiscal 2016 accounted for 5.9% of operating revenue, up from 4.5% in fiscal 2015. Tennessee’s pensions are well funded and the state has made all actuarially required contributions since the inception of its pension plan in 1972. The state has created a new pension plan for employees hired after fiscal 2014, which is expected to help reduce the state’s contribution levels as well as create improved control over pension costs going forward. The state maintains its commitment to prudent and conservative debt management, which allowed Tennessee to rank 44th lowest in terms of debt service ratios and 33rd in terms of net-tax supported debt in Moody’s 2017 Debt Medians Report.

As of September 5, 2017, the state’s general obligation bonds were rated Aaa, AAA, and AAA by Moody’s, Standard & Poor’s, and Fitch respectively.

U.S. Territories   Since the Fund may invest in municipal securities issued by U.S. territories, the ability of municipal issuers in U.S. territories to continue to make principal and interest payments may affect the Fund’s performance. As with municipal issuers, the ability to make these payments is dependent on economic, political and other conditions. Below is a discussion of certain conditions that may affect municipal issuers in various territories where the Fund may invest. It is not a complete analysis of every material fact that may affect the ability of issuers of municipal securities to meet their debt obligations or the economic or political conditions within any U.S. territory and is subject to change. The information below is based on data available to the Fund from historically reliable sources, but the Fund has not independently verified it. In addition, the disclosure below reflects only the information available to the Fund as of September 8, 2017. The information and risks set forth below could change quickly and without notice due to new or different information becoming available, market or economic changes or other unforeseen events, among other things. The Fund generally only updates the information below on or before October of each year and therefore the disclosure may not reflect any new or different information that becomes available.

Guam.     According to Guam's 2010 Census, the island of Guam has an estimated population of 159,358 as of April 2010. Estimated population through 2016 has grown to 162,742 residents. Guam’s economy is largely driven by tourism and U.S. military activity. The government of Guam also receives significant support from the U.S. Treasury. Japan accounts for a substantial amount of Guam's tourism, at roughly 50%, which makes the island's economy very sensitive to fluctuations in the Japanese economy. However, Guam is seeing increased visitors from South Korea. Economic weakness in Japan and other parts of Asia has had a negative impact on Guam tourism in the past. Guam started seeing improvement in tourism in 2010 with year-over-year growth of 11% by December 2010. Tourism declined in March 2011 after the Japanese earthquake and tsunami, but by the end of the fiscal year 2012, it increased nearly 11% and increased another 5.3% in fiscal year 2013. Overall growth slowed in fiscal year 2014 to 0.3%, followed by slightly better growth of 2.2% in fiscal year 2015. In 2016, Guam saw strong growth in tourism of 10.2%, with a total of 1.51 million visitors, an all-time high. Continued growth in tourism has resulted in hotel occupancy rates reaching 83% in 2016 and the average room rate amounted to $198/night.

Guam has historically experienced significant employment volatility. Total employment based on preliminary numbers through March 2017 amounted to 63,250, flat over total employment year over year. Employment in the private and government (the largest employment by sector) sectors has seen slight declines in the last year, while employment in the federal government sector is slightly up. Guam’s unemployment rate has improved to an estimated 5.4% in September 2016. This is down from 6.9% in March 2015, 7.4% in March 2014 and 13.3% in 2013, according to the most recent available data.

The U.S. military presence in Guam has been a positive contributor to the economy as its strategic location close to Asia is important to the overall military strategy of the U.S. The U.S. has been considering the redeployment of 8,600 Marines from Okinawa and Japan to Guam and elsewhere in the Pacific. However, estimates of relocation have been revised downward to 4,700 and the build-up has been delayed until at least 2018.

Guam's overall financial condition has deteriorated due to a number of misfortunes, mismanagement and economic weakness. Natural disasters, the economic crisis in Japan, and the events of 9/11 have all contributed to Guam's financial hardship. It has a large unfunded liability in its pension fund and a large liability to its residents for unpaid tax refunds. Guam's fiscal year 2010 results were worse than projected with an operating deficit of about $9.0 million and an overall deficit of nearly $71 million. For fiscal year 2011, its accumulated deficit increased slightly to $345 million from $336 million in fiscal year 2010. The government issued debt in 2007, 2011 and again in 2012 in order to fund some of these liabilities to restructure debt and pay debt service on current obligations for which cash was not available. In fiscal year 2012, the general fund posted an operating deficit of $56.6 million. But after the issuance of the previously mentioned debt, the government finished fiscal year 2012 with an overall $333.3 million surplus. The debt issuance essentially turned its short term deficit into a long-term liability. Subsequently, the district has posted deficits in fiscal years 2013, 2014 and 2015. Guam again saw an operating deficit of $48.7 million in fiscal year 2016, but after net transfers and bond proceeds the general fund saw an overall surplus of $13.4 million. Operating revenues increased 5.8% to $685.7 million in fiscal year 2016, following flat growth in 2015 and strong growth of 6.0% the previous two years. Operating expenditures increased by 4.9% to $734.4 million, following a 12.2% decrease the year prior and large increase of 22.8% in fiscal year 2014. The overall surplus reduced the cumulative general fund deficit to $105.7 million, or a negative 14.4% of expenditures, from $119.1 million at the end of fiscal year 2015.

As of September 1, 2017, Guam's general obligation debt was rated BB- with a stable outlook by S&P.

Mariana Islands.     The Mariana Islands became a U.S. territory in 1975. At that time, the U.S. government agreed to exempt the islands from federal minimum wage and immigration laws in an effort to help stimulate the economy. As a result, the islands were able to build a large garment industry which at one time encompassed 40% of the economy, and its rapid growth from 1980-1995 helped put the Commonwealth of the Northern Mariana Islands (CNMI) at the top of the list of economic growth worldwide. Critical to this growth was duty-free access to U.S. markets and local authority over immigration and the minimum wage. However, in 2005 when the World Trade Organization (WTO) eliminated quotas on apparel imports from other textile producing countries, CNMI lost its main competitive advantage. In 2007, CNMI's immigration and minimum wage laws were federalized. CNMI must now follow all U.S. immigration and minimum wage laws. The minimum wage has been increasing by $0.50 each year (except in 2011, 2013, and 2015, when no increase occurred) and will continue to do so until it reaches the current U.S. minimum wage. CNMI's minimum wage was $6.55 per hour beginning September 30, 2016, which remains below the current U.S. minimum wage of $7.25. Under current immigration laws, all non-U.S. born residents were required to leave CNMI by 2012 unless they qualified for a working visa. The increasing minimum wage of the Mariana Islands, combined with current immigration laws, has caused the territory’s garment industry to rapidly decline, hindering the economic and financial stability of the commonwealth. The population of all the islands combined was 53,883 according to the 2010 Census which represents a 22.2% decline from the 2000 Census population of 69,221.

Estimates show that real GDP for the CNMI increased 3.5% in 2015 after increasing 2.8% in 2014. The economic growth experienced in the CNMI during 2015 was a result of widespread increases among the components of GDP, which were only partially offset by increases in imports of goods and services. The largest contributor to the CNMI’s economic growth in 2015 was private fixed investment, which increased over 60%. Private fixed investment growth reflected investments by the gaming industry, including a temporary training facility and an integrated casino resort that is under construction in Garapan. Typhoon Soudelor struck the CNMI in early August 2015, causing damage to the local power plant and the islands’ power distribution systems. Recovery operations and reconstruction in 2016 helped to boost territorial government spending during the year. Exports of services, which primarily consists of tourist spending, increased for the fourth consecutive year in 2015. Tourist spending increased primarily from increased visitor arrivals from Korea and China.

During fiscal year 2015, CNMI’s deficit decreased by approximately 10% to end in a deficit net position of $215.4 million. As of September 30, 2015 (2015 fiscal year end), the General Fund reported an unassigned fund deficit of $97.8 million, which equates to an approximate 11.9% decrease from the prior year period. CNMI has historically spent more than it collected in revenue, resulting in a weak financial position. CNMI has been operating at a deficit since 1984. With little to no cash to spare, CNMI has historically foregone funding its retirement requirements; as a result, CNMI's pension fund is grossly underfunded. CNMI does not include financial statements of the Pension Trust fund or notes to financial statements for the Pension Trust fund, which is not in compliance with accounting principles generally accepted in the United States.

According to Moody’s data, the Northern Mariana Islands has $80.4 million of net-tax supported debt outstanding, which equates to 8.7% of the Commonwealth’s GDP. Debt service as a percent of fiscal year 2015 own-source government resources was 4.2%, the lowest level out of all five territories evaluated.

Moody’s last rated the commonwealth general obligation bonds at B2; however, the rating agency withdrew the credit from review in September 2013 due to lack of disclosure. Standard & Poor’s does not rate the commonwealth.

Puerto Rico.     The Commonwealth of Puerto Rico, along with its related issuers, are among the largest and most widely held issuers of municipal bonds, due in part to such bonds’ exemption from federal, local and state taxes in all U.S. states. However, certain municipal issuers in Puerto Rico have continued to experience significant financial difficulties. Credit rating firms, Standard & Poor’s, Fitch Ratings, and Moody’s Investors Service, have downgraded their respective ratings of Puerto Rico’s general obligation debt further below investment grade, along with the ratings of certain related Puerto Rico issuers. On July 7, 2016, Standard & Poor’s downgraded Puerto Rico’s general obligation rating to D. On July 1, 2016, Moody’s revised the outlook on Puerto Rico’s Caa3 general obligation rating to developing from negative. On July 5, 2016, Fitch Ratings downgraded Puerto Rico to D. Additionally, several of the other credit agencies have maintained a negative outlook on certain Puerto Rico issuers. Although the Fund has not been required to sell securities that have been downgraded to below investment grade, it is prohibited from making further purchases of any securities not rated investment grade by at least one U.S. nationally recognized rating service.

In June 2014, Governor Padilla signed into law the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (Act), citing a "fiscal emergency" relating to certain of its public corporations. According to the governor, the Act was meant to provide a legal framework that can be used by certain Puerto Rico public corporations, including Puerto Rico Electric Power Authority (PREPA), to seek protection from creditors and to reorganize and restructure their debt should they become insolvent. Although Puerto Rico is a U.S. territory, neither Puerto Rico nor its subdivisions or agencies are currently eligible to file under the U.S. Bankruptcy Code in order to seek protection from creditors or restructure their debt.

In June 2014, certain Franklin Templeton mutual funds, along with other unaffiliated funds, filed a complaint in the United States District Court for the District of Puerto Rico seeking a declaratory judgment that the Act is unconstitutional and not enforceable. Multiple courts ruled in favor of Franklin including the U.S. Supreme Court.

Beginning in August 2014, PREPA, Puerto Rico’s main supplier of electricity, has participated in ongoing discussions with its creditors, including certain Franklin Templeton mutual funds, about a framework to address PREPA’s financial and operational challenges. As part of these discussions, bondholders constituting approximately 60% of PREPA's bondholders agreed not to commence legal proceedings or exercise certain rights relating to claims of default in order to permit the negotiation of a possible financial restructuring. In December 2015, certain Franklin Templeton mutual funds, along with other holders totaling approximately 60% of outstanding debt, signed a Restructuring Support Agreement (the “RSA”) that would provide for, among other things, a restructuring of PREPA debt. Implementation of this agreement was subject to various conditions and approvals, including the need of the Puerto Rico legislature to approve legislation to establish a securitization framework for new PREPA debt. After the legislature was unable to pass PREPA securitization legislation by the initial January 22, 2016 deadline set forth in one of the conditions, the RSA was terminated. PREPA and the creditors entered into a new RSA on January 27, 2016 which incorporated most of the terms of the prior RSA with certain amendments, including the extension of the deadline to pass the securitization legislation to February 16, 2016. The securitization legislation received all required approvals when the Puerto Rico Senate approved it on February 10, 2016, the Puerto Rico House approved it on February 15, 2016, and the legislation was signed by the governor of Puerto Rico on February 16, 2016. The RSA terminated on June 30, 2017 after the Oversight Board rejected the agreement and no extension was agreed upon. The Oversight Board then authorized a Title III bankruptcy filing and PREPA defaulted on 7/3/2017. The results of legislation and this restructuring could impact the value of debt issued by PREPA, which could affect the Fund's liquidity and performance.

On June 29, 2015, the governor of Puerto Rico, citing a report commissioned by Puerto Rico and written by former World Bank and IMF officials, publicly described Puerto Rico’s debt as “unpayable” and called for a debt restructuring and the expansion of Chapter 9 bankruptcy eligibility to Puerto Rico. Following the governor’s comments, Moody’s, Standard and Poor’s and Fitch Ratings all downgraded Puerto Rico’s general obligation debt further below investment grade, with S&P adding that the potential for a restructuring of some or all of the commonwealth's debt is a significant possibility over the next six months, and market prices of Puerto Rico debt obligations generally declined.

On December 1, 2015, the governor announced he would utilize existing law to “clawback” certain governmental revenues that have previously been directed to other public authorities and redirect them to the commonwealth’s general fund. Some of these revenues are used to pay certain bond debt service of those authorities. As a result, since January 4, 2016, the Puerto Rico Infrastructure Finance Authority has defaulted on its bonds payable from federal excise taxes on rum.

On April 5, 2016, then Governor Padilla signed legislation allowing him to impose a debt moratorium on most debt issued by Puerto Rico and its agencies and it stayed all related litigation until January 2017. After its passage, the Governor declared moratoriums for multiple government-related issuers including general obligation bonds.

On June 30, 2016, President Obama signed the “Puerto Rico Oversight, Management and Economic Stability Act" (PROMESA) that provides for an oversight board as well as a restructuring process under the Territory Clause. The President appointed board members on August 31, 2016 and the Board held its first public meeting in September. PROMESA allows the Oversight Board to file for bankruptcy on behalf of Puerto Rico and certain agencies (Title III under PROMESA) when certain conditions are met. As of this writing, the Oversight Board has filed Title III petitions for both the central Puerto Rico government, COFINA (defined below), PREPA and several other agencies. Bankruptcy under PROMESA borrows many concepts and processes from Chapter 9 of the US Bankruptcy Code. Chief Justice Roberts is required under PROMESA to select a judge to preside over the Title III case and he selected Judge Laura Taylor Swain who is a district court judge in the Southern District of New York. Judge Swain also spent four years as a bankruptcy judge before being appointed to the district court. Hearings have begun. At this point it is difficult to determine what effect this legislation and Board will have on the restructuring process or Fund investments. It might restrict or eliminate the ability of the Fund to achieve its investment goals.

Since enactment, the government has defaulted on several bonds, including the Government Development Bank, Public Finance Corporation, PRIFA Excise Tax Bonds, General Obligation bonds and Public Building Authority bonds, among others. Most defaults have continued through September 1, 2017. The Commonwealth did make payments on its sales tax backed bonds (“COFINA”) through May 2017, because moneys for that payment had been on deposit with the trustee since early 2016.

Certain creditors of COFINA asked the trustee to declare an event of default which could lead to an acceleration of COFINA bonds. The trustee has asked Judge Swain to rule on this issue and that process is ongoing. Because the matter is unresolved, she ruled that the COFINA interest payment due on 6/1 be held in escrow until the matter is heard. She ruled this is not an event of default. The matter is still under review and both the 7/1 and 8/1 debt service payments were held in escrow.

Judge Laura Taylor Swain, the Title III judge for Puerto Rico, appointed five sitting judges to serve as mediators in Puerto Rico’s Title III cases. Judge Barbara Houser, Chief Judge of Bankruptcy Court of the Northern District of Texas, is leading the confidential mediation process. Judge Swain has asked that mediation be used to resolve certain issues in the Title III cases.

Puerto Rico's economy has traditionally tracked that of the U.S. mainland. However, Puerto Rico entered its own recession in 2006 ahead of the mainland, and Puerto Rico has yet to recover. The island's unemployment rate at fiscal year-end 2009 was 13.7% before growing to a high of 16.3% at fiscal year-end 2010. It has dropped over the past few years to 12.8% at fiscal year-end 2014 and is estimated at 12.5% as of November 2015 and 11.7% for 2016. As of March 2017, the preliminary unemployment rate is 11.0%. As of the October 2016 estimate, the Puerto Rico Planning Board projects that real GNP declined by 0.6% in fiscal year 2015. According to the Certified Fiscal Plan, Puerto Rico projects that GNP will decline by 2.2% in 2017, 2.8% in 2018 and 2.4% in 2019. Other than slight growth of 0.5% in 2012, the economy contracted in every fiscal year between 2007 and 2016.

Total non-farm payroll employment (seasonally adjusted) declined by 1.1% as of calendar year end 2015 and it declined by 1.2% for calendar year 2016. Through March 2017, total non-farm payroll employment was continuing to show year-over-year declines of 1.4%. The largest employment sectors include services (38%), government (25%), trade (18%) and manufacturing (8%). While the manufacturing sector only makes up 8% of employment, it is the largest sector in terms of gross domestic product. According to preliminary 2015 data, the manufacturing sector contributed 46.9% of total GDP. The manufacturing sector has undergone some major changes. Pharmaceuticals, biotechnology and technology became growth areas in the 1990s, but this trend has reversed since then, with manufacturing employment declining 38% from fiscal years 2007 to 2015.

Tourism, an important component of the Puerto Rico economy, had improved through early 2008. However, with the U.S. recession, tourism slowed down, having a negative effect on Puerto Rico’s economy and tax revenues. Average fiscal year hotel occupancy rates previously peaked at 71.7% in 2007 before dropping to 66.2% in 2009. Hotel occupancy rebounded from those levels, it was 81.7% as of July 2016, down from 84.7% a year earlier. Occupancy rates as of October 2016 declined 3.7% from a year earlier. Total hotel registrations dipped from 2007-2009, but were increasing through 2014. As of October 2016, the year-over-year growth was -8.3%. Puerto Rico has reported the presence of the Zika virus and it is likely to negatively impact tourism.

According to the United States Census Bureau, the population of Puerto Rico decreased by 2.2% from 2000 to 2010, and by a preliminary 8.4% from 2010 to 2016. This loss is driven in large part by migration to the United States mainland.

The commonwealth has had deficit financial results for well over a decade. The deficit operations resulted from incorrect revenue assumptions, underestimated spending levels, lack of financial management, poor collection rates and a weak economy, among other things. The Fortuño Administration took over in January 2009, with the challenge of dealing with a projected $3.2 billion deficit for fiscal year 2009. The governor announced and began implementing a multi-year Fiscal Stabilization and Economic Reconstruction Plan to comprehensively overhaul the government, both financially and organizationally. The main components of the plan included job cuts, several temporary tax increases, increased tax enforcement, a reorganization of the government and a combination of the federal and a local stimulus plan. This administration made improvements, but the commonwealth still had deficit operations and required the use of debt to meet annual spending needs. The commonwealth has not produced audited financial statements since June 2014.

In January 2013, the Padilla Administration took office. In its first year in office, the administration increased and extended the excise tax which was being phased out, increased the sales tax base, increased several taxes and passed sweeping pension reform. The fiscal year 2015 general fund budgetary revenues are projected at $8.961 billion which is just under fiscal year 2014 revenues and approximately $604 million below budget, with estimated expenditures at $9.656 billion resulting in a deficit of $703 million.

The commonwealth’s liquidity position is very weak. Because the government's weak credit quality has led to higher borrowing costs as well as market volatility, the government has chosen to use short-term private placements to manage the government’s liquidity. Puerto Rico issued more than $3.5 billion of traditional long-term debt in March 2014 and another $1.2 billion of short-term direct loans and private placements in October 2014 to help manage liquidity. Puerto Rico has announced its intention to issue up to $2.9 billion through the Puerto Rico Infrastructure Financing Authority to refinance a number of loans between the Government Development Bank and the Highways and Transportation Authority or issue Tax and Revenue Anticipation Notes. The Puerto Rico Infrastructure Financing Authority bonds would be secured by a portion of the recently increased petroleum business tax, but this issuance has not happened and the ability to issue the debt is unknown at this time. To help improve liquidity, Puerto Rico approved legislation which allowed it to eliminate monthly set-asides for general obligation debt service. Puerto Rico has also borrowed from certain public corporations instead of issuing public debt in the bond market.

The fiscal year 2016 budget was built on top of an increase in the sales and use tax, a business services tax and a transition on April 1, 2016 to a value added tax (VAT). The implementation date was pushed out to June 1, 2016 and then the legislature passed a law ending the transition to the VAT, including overriding the Governor’s veto. These tax increases were initially expected to raise $1.2 billion. The original fiscal year 2016 $9.8 billion general fund budget included $4.2 billion for operational expenses, $4 billion in special allocations and $1.5 billion for debt service. During the fiscal year, the governor revised revenues downwards to $9.2 billion from a $9.4 billion revision in November. The Governor has signed a $9.0 billion budget for fiscal year 2017. This is a decline of $192 million from fiscal year 2016. The budget does not include full repayment of debt coming due in the fiscal year.

As of February 2017, Puerto Rico’s total public sector debt is just under $70 billion. This figure includes not just general obligation debt but also debt secured by dedicated sales taxes as well as debt issued by Puerto Rico's public corporations and municipalities. Puerto Rico's debt per capita levels are at the higher end of the spectrum compared to U.S. states for two primary reasons. First, Puerto Rico generally centralizes the majority of its debt issuance at the territory level. These debt levels have increased as Puerto Rico financed significant capital and infrastructure improvements. And second, the commonwealth has relied on the capital markets for funding of current year expenses. Puerto Rico’s government debt (direct government debt) has a first claim on available revenues under its Constitution. As of February 2017, the government has defaulted on approximately $2.5 billion in principal and interest.

According to the June 30, 2014 actuarial report, Puerto Rico continues to maintain a very large unfunded pension liability and its primary pension fund had an estimated funded ratio of below 1% and its teachers’ retirement fund had a funded ratio of 11.5%. It also had an estimated unfunded other post-employment benefits (OPEB) liability of $2.3 billion as of June 30, 2013. The commonwealth issued pension obligation bonds in early 2008, secured by future employer contributions. In March 2013, the governor and legislature approved sweeping pension reforms to Puerto Rico's general retirement system which should help mitigate the huge increases in annual funding required of the government when assets are depleted. This reform should reduce potential additional annual funding requirements from as high as $700-900 million a year to closer to $200 million. The pension reforms were challenged, but the Puerto Rico Supreme Court upheld their constitutionality in June 2013. In late 2013, the governor and legislature approved reforms to the Teachers Retirement System which were quickly challenged. In April 2014, the Puerto Rico Supreme Court ruled the reforms were unconstitutional and the governor has yet to comment on any alternative plans. Despite this pension reform, the commonwealth still faces large pension requirements and a pension fund with an extremely large unfunded liability.

Outstanding issues relating to the potential for a transition to statehood may also have broad implications for Puerto Rico and its financial and credit position. The political party in power currently supports statehood. The U.S. House of Representatives has considered legislation that would allow the residents of Puerto Rico to vote on its political status. If approved by Congress, Puerto Rico would first hold a referendum asking residents if they prefer Puerto Rico to be a self-governing commonwealth or to change the island's status. If a majority were to vote for a different status, the island would then hold a second election to decide what status is desired. One of these options would be statehood. The president has recommended Congress appropriate money for Puerto Rico to hold a non-partisan election on the question of political status. It is not clear what the timeline, outcome or repercussions could be of such a vote. A plebiscite was held on June 8, 2017 and although 97% of voters chose statehood, only 23% of voters turned out to vote.

U.S. Virgin Islands.     The United States Virgin Islands (USVI) is an organized, unincorporated territory of the United States, located approximately 40 miles east of the Commonwealth of Puerto Rico. The USVI is composed of the main islands of Saint Croix, Saint John and Saint Thomas, along with a series of smaller islands. The total land area of the territory is 133.73 square miles.

USVI has experienced negative net migration over the last several years, with its total population declining by roughly 10.3% between 2008 and 2014. The local economy remains narrow, with tourism and related industries accounting for approximately 80% of annual economic activity. Tourism indicators have begun to stabilize after a sharp decline during the height of the recession, although the recovery appears unsteady and further improvement is expected to be directly linked to broader U.S. trends. The number of cruise ship visitors rose by approximately 4.9% between January 2012 and December 2013, but air arrivals fell by 4.7% over the same period and hotel occupancy rates remained relatively unchanged.

The USVI has struggled to recover from the economic recession and the closure of the Hovensa petroleum refinery, previously the largest employer and tax payer on the islands, in 2012. The closure resulted in the loss of roughly 2,000 jobs on the islands, sending unemployment to more than 13%. Since then, the unemployment rate has shown steady improvement, but remains elevated at 10.4% as of March 31, 2017.

In October 2014, Hovensa LLC, the joint venture of Hess Corporation and Petroleos de Venezuela SA, reached a tentative agreement to sell the Hovensa plant to Atlantic Basin Refining, Inc. The agreement, however, was voted down by the USVI legislature in December 2014, prompting the Hovensa owners to file for Chapter 11 bankruptcy protection in February 2015. In September 2015, Hovensa LLC reached a deal to sell the terminal assets to Limetree Bay Holdings LLC, an affiliate of ArcLight Capital Partners LLC. The distressed sale was officially approved on December 1, 2015 and resolved all pending litigation. Limetree Bay Holdings LLC will enter into a 25-year agreement with the United States Virgin Islands (with a 15-year option to renew) that will provide the government with $220 million cash at closing. The new plant operator has also pledged to make annual payments to the government equal to 9% of the facility’s revenues, increasing to 10% if certain revenue targets are met, and to employ at least 80 full-time workers.

The government has introduced a number of cost cutting and revenue enhancement measures over the last few years to balance its budget, including staff reductions, salary cuts and an increase in the gross receipts tax (GRT), but the USVI continues to generate significant operating deficits. The current fiscal year 2017 budget includes a structural deficit estimated at $170 million, which is expected to be addressed through debt service savings and new deficit financing. This continues a USVI trend of financing budgetary deficits through borrowing, as deficit financing accounts for approximately 40% of all outstanding debt obligations.

USVI general fund revenues declined by $170 million in fiscal year 2015 as a result of lower tax receipts and a decrease in grants and contributions. Overall expenditures, on the other hand, were $84 million higher year-over-year due to greater general government expenses and health care costs, resulting in an operating deficit of $160.0 million for the year. The deficit was financed largely through debt issuance. The fiscal year 2016 budget also included a deficit, but sale proceeds from the Hovensa facility reduced the budgetary deficit to $98 million. The USVI anticipated closing the deficit through debt restructuring ($55.5 million), increased collection efforts ($31.0 million) and greater federal funding ($11.5 million).

USVI liabilities remain extremely high relative to other U.S. states. Tax-supported debt approximated $2.0 billion as of August 1, 2016, equivalent to 90% of 2014 personal income, while unfunded pension liabilities of $2.58 billion equaled approximately 114% of personal income. The funded ratio for the Government Employees Retirement System (GERS) stood at just 19.6% as of September 30, 2015 and the plan is expected to become insolvent by fiscal year 2023.

On August 24, 2017, USVI informed the rating agencies that it will no longer participate in the ratings process. All three rating agencies are expected to withdraw their ratings of the territory in the near future.

Policies and Procedures Regarding the Release of Portfolio Holdings

The Fund's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Fund will not make available to anyone non-public information with respect to its portfolio holdings, until such time as the information is made available to all shareholders or the general public.

For purposes of this policy, portfolio holdings information does not include aggregate, composite or descriptive information that does not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Fund. Information excluded from the definition of portfolio holdings information generally includes, without limitation: (1) descriptions of allocations among asset classes, regions, countries or industries/sectors; (2) aggregated data such as average or median ratios, market capitalization, credit quality or duration; (3) performance attributions by industry, sector or country; or (4) aggregated risk statistics. Such information, if made available to anyone, will be made available to any person upon request, but, because such information is generally not material to investors, it may or may not be posted on the Fund's website. In addition, other information may also be deemed to not be portfolio holdings information if, in the reasonable belief of the Fund's Chief Compliance Officer (or his/her designee), the release of such information would not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Fund.

Consistent with current law, the Fund releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.

In addition, a complete list of the Fund's portfolio holdings is generally released no sooner than 20 calendar days after the end of each month. Commentaries and other materials that may reference specific holdings information of the Fund as of the most recent calendar quarter end are also subject to the same 20-day lag requirement. Other descriptive information, such as the Fund's top 10 holdings, may be released monthly, no sooner than five days after the end of each month. Released portfolio holdings information can be viewed at franklintempleton.com.

To the extent that this policy would permit the release of portfolio holdings information regarding a particular portfolio holding for the Fund that is the subject of ongoing purchase or sale orders/programs, or if the release of such portfolio holdings information would otherwise be sensitive or inappropriate, the portfolio manager for the Fund may request that the release of such information be withheld.

Exceptions to the portfolio holdings release policy will be made only when: (1) the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or fiduciary duties owed to Fund shareholders. The determination of whether to grant an exception, which includes the determination of whether the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public shall be made by the Fund's Chief Compliance Officer or his/her designee, following a request submitted in writing.

The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators (including rating agencies), fund rating/ranking services and other data providers, service providers to the Fund, and municipal securities brokers using the Investor Tools product which brings together buyers and sellers of municipal securities in the normal operation of the municipal securities markets. In addition, should the Fund process a shareholder’s redemption request in-kind, the Fund may, under certain circumstances, provide portfolio holdings information to such shareholder to the extent necessary to allow the shareholder to prepare for receipt of such portfolio securities.

The specific entities to whom the Fund may provide portfolio holdings in advance of their release to the general public are:

  Bloomberg, Capital Access, CDA (Thomson Reuters), FactSet, Fidelity Advisors, Standard & Poor's, Vestek, and Fidelity Trust Company, all of whom may receive portfolio holdings information 15 days after the quarter end.
  Service providers to the Fund that receive portfolio holdings information from time to time in advance of general release in the course of performing, or to enable them to perform, services for the Fund, including: Custodian Bank: The Bank of New York Mellon; Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP; Outside Fund Legal Counsel: Stradley Ronon Stevens & Young, LLP; Independent Directors'/Trustees' Counsel: Schiff Hardin, LLP; Proxy Voting Services: Egan-Jones Proxy Services, Glass, Lewis & Co., LLC and Institutional Shareholder Services, Inc.; Brokerage Analytical Services: Sanford Bernstein, Brown Brothers Harriman, Royal Bank of Canada Capital Markets, JP Morgan Securities Inc.; Financial Printers: Donnelley Financial Solutions, Inc. or GCOM Solutions, Inc.

In all cases, eligible third parties are required to execute a non-disclosure agreement. Non-disclosure agreements include the following provisions:

  The recipient agrees to keep confidential, and to limit the dissemination of, any portfolio holdings information received.
  The recipient agrees not to trade on the non-public information received, including some or all of the following: (1) agreeing not to purchase or sell any portfolio securities based on any information received; (2) agreeing not to trade against any U.S. registered Franklin or Templeton fund, including the Fund; (3) agreeing not to knowingly engage in any trading practices that are adverse to any such fund; and (4) agreeing not to trade in shares of any such fund.
  The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton.

In no case does the Fund receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.

Several investment managers within Franklin Templeton Investments (F-T Managers) serve as investment managers to offshore funds that are registered or otherwise authorized for sale with foreign regulatory authorities. The release of portfolio holdings information for such offshore funds is excluded from the Fund's portfolio holdings release policy if such information is given to offshore banks, broker-dealers, insurance companies, registered investment managers and other financial institutions (offshore investment managers) with discretionary authority to select offshore funds on behalf of their clients. Because such offshore funds may from time to time invest in securities substantially similar to those of the Fund, there is the risk that such portfolio holdings information may be used to trade inappropriately against the Fund. To mitigate such risks, such information may only be disclosed for portfolio analytics, such as risk analysis/asset allocation, and the offshore investment manager will be required to execute a non-disclosure agreement, whereby such offshore investment manager: (1) agrees to maintain such information as confidential, including limiting the dissemination of such information, (2) is prohibited from trading on the information received, including (a) purchasing or selling any portfolio securities based on any information received; (b) trading against any U.S. registered Franklin or Templeton fund, including the Fund; (c) knowingly engaging in any trading practices that are adverse to any such fund; and (d) trading in shares of any such fund that is substantially similar to the offshore fund, and (3) agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton. In addition, an offshore fund may release information regarding the top contributors and detractors to such fund’s portfolio performance monthly to those recipients who have executed a non-disclosure agreement containing the provisions described above, or who have confirmed electronically its agreement to such provisions. Country-specific offshore funds that are not, in the aggregate, substantially similar to the holdings of a U.S. registered Franklin or Templeton fund, are not subject to the restrictions imposed by the policy.

Certain F-T Managers serve as investment advisers to privately placed funds that are exempt from registration, including Canadian institutional pooled funds and commingled trusts maintained by a Franklin Templeton trust company. In certain circumstances, such unregistered private funds may have portfolio holdings that are not, in the aggregate, substantially similar to the holdings of a U.S. registered fund, as determined by the Chief Compliance Officer or his/her designee. Under such circumstances the release of portfolio holdings information to a client or potential client of the unregistered private fund may be permissible. In circumstances where an unregistered private fund invests in portfolio securities that, in the aggregate, are substantially similar to the holdings of a U.S. registered fund, such private funds are subject to the restrictions imposed by the policy, except that the release of holdings information to a current investor in the private fund is permissible conditioned upon such investor’s execution of a non-disclosure agreement to mitigate the risk that portfolio holdings information may be used to trade inappropriately against a fund. Such non-disclosure agreement must provide that the investor: (1) agrees to maintain such information as confidential, including limiting the dissemination of such information (except that the investor may be permitted to disseminate such information to an agent as necessary to allow the performance of portfolio analytics with respect to the investor’s investment in the private fund), and (2) is prohibited from trading on the information received, including (a) trading against any U.S. registered Franklin or Templeton fund, including the Fund; (b) knowingly engaging in any trading practices that are adverse to any such fund; and (c) trading in shares of any U.S. registered Franklin or Templeton fund that is managed in a style substantially similar to that of the private fund.

Some F-T Managers serve as sub-advisers to other mutual funds not within the Franklin Templeton Investments fund complex ("other funds"), which may be managed in a style substantially similar to that of a U.S. registered Franklin or Templeton fund. Such other funds are not subject to the Fund's portfolio holdings release policy. The sponsors of such funds may disclose the portfolio holdings of such funds at different times than the Fund discloses its portfolio holdings.

In addition, some F-T Managers also serve as investment managers to separate accounts, which are subject to the Fund’s policy with respect to the release of the separate account’s holdings to consultants and potential clients. Separate accounts that are not, in the aggregate, substantially similar to the holdings of a U.S. registered Franklin or Templeton fund, however, are not subject to the restrictions imposed by the policy.

The Fund's portfolio holdings release policy and all subsequent amendments have been reviewed and approved by the Fund's board, and any other material amendments shall also be reviewed and approved by the board. The investment manager's compliance staff conducts periodic reviews of compliance with the policy and provides at least annually a report to the board regarding the operation of the policy and any material changes recommended as a result of such review. The investment manager's compliance staff also will supply the board yearly with a list of exceptions granted to the policy, along with an explanation of the legitimate business purpose of the Fund that is served as a result of the exception.

Officers and Trustees

The Trust has a board of trustees. Each trustee will serve until that person resigns and/or a successor is elected and qualified. The board is responsible for the overall management of the Trust, including general supervision and review of the Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Fund's day-to-day operations. The board also monitors the Fund to ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years, number of portfolios overseen in the Franklin Templeton fund complex and other directorships held during at least the past five years are shown below.

Independent Board Members
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member[1]	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1991	140	Bar-S Foods (meat packing company) (1981-2010).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	134	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (August 2017-present).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/ Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1998	140	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	140	Boeing Capital Corporation (aircraft financing) (2006-2013).
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	140	The Southern Company (energy company) (2014 - present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (April 2017 - present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2006 and Lead Independent Trustee since 2008	114	None
Principal Occupation During at Least the Past 5 Years:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing) (2002-present); serves on private and non-profit boards; and formerly, President, Staples International and Head of Global Transformation (office supplies) (2002-2016); Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member[1]	Other Directorships Held During at Least the Past 5 Years
Gregory E. Johnson[2] (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	156	None
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

Rupert H. Johnson, Jr.[3] (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Since 2013	140	None
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Sheila Amoroso (1959) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Rafael R. Costas, Jr. (1965) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FT AlphaParity, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer - Finance and Administration	Since June 2017	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, U.S. Fund Administration Reporting & Fund Tax, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President - AML Compliance	Since 2016	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer - Investment Management	Since 2010	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Thomas Walsh (1961) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this SAI. It is possible that after this date, information about officers may change.

Note 3: Effective November 1, 2016, Frank A. Olson ceased to be a trustee of the Trust.

1. We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

2. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor.

3. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and a major shareholder of Resources, which is the parent company of the Fund's investment manager and distributor.

The Trust's independent board members constitute the sole independent board members of 26 investment companies in the Franklin Templeton Investments complex for which each independent board member currently is paid a $247,000 annual retainer fee, together with a $7,000 per meeting fee for attendance at each regularly scheduled board meeting, a portion of which is allocated to the Trust. To the extent held, compensation may also be paid for attendance at specially held board meetings. The Trust's lead independent board member is paid an annual supplemental retainer of $25,000 for services to such investment companies, a portion of which is allocated to the Trust. Board members who serve on the Audit Committee of the Trust and such other funds receive a flat fee of $3,000 per Committee meeting attended in person and $2,000 per telephonic meeting, a portion of which is allocated to the Trust. John B. Wilson, who serves as chairman of the Audit Committee of the Trust and such other funds receives an additional fee of $50,000 per year, a portion of which is allocated to the Trust. Members of the Committee are not separately compensated for any committee meeting held on the day of a regularly scheduled board meeting. The following table provides the total fees paid to independent board members by the Trust and by other funds in Franklin Templeton Investments.

Name	Total Fees Received from the Trust ($)[1]	Total Fees Received from Franklin Templeton Investments ($)[2]	Number of Boards in Franklin Templeton Investments on which Each Serves[3]
Harris J. Ashton	10,188	493,000	40
Mary C. Choksi	10,258	354,168	39
Edith E. Holiday	10,278	533,000	40
J. Michael Luttig	10,278	510,000	40
Frank A. Olson[4]	3,508	413,456	N/A
Larry D. Thompson	10,278	506,000	40
John B. Wilson	11,002	393,000	26

1. For the fiscal year ended May 31, 2017.

2. For the calendar year ended December 31, 2016.

3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.

4. Retired effective November 1, 2016.

Independent board members are reimbursed for expenses incurred in connection with attending board meetings and such expenses are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Trust or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the Franklin Templeton funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through the adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund (excluding committee fees) in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund (excluding committee fees) in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual retainer and regular board meeting fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

The following tables provide the dollar range of equity securities beneficially owned by the board members of the Trust on December 31, 2016.

Independent Board Members

Name of Board Member	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Board Member in the Franklin Templeton Fund Complex
Harris J. Ashton	None	Over $100,000
Mary C. Choksi	None	Over $100,000
Edith E. Holiday	None	Over $100,000
J. Michael Luttig	None	Over $100,000
Larry D. Thompson	None	Over $100,000
John B. Wilson	None	Over $100,000

Interested Board Members

Name of Board Member	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Board Member in the Franklin Templeton Fund Complex
Gregory E. Johnson	None	Over $100,000
Rupert H. Johnson, Jr.	None	Over $100,000

Board committees     The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal controls. The Audit Committee is comprised of the following independent trustees of the Trust: Mary C. Choksi, Edith E. Holiday, J. Michael Luttig, Larry D. Thompson and John B. Wilson. The Nominating Committee is comprised of the following independent trustees of the Trust: Harris J. Ashton, Mary C. Choksi, Edith E. Holiday, J. Michael Luttig, Larry D. Thompson and John B. Wilson.

The Nominating Committee is responsible for selecting candidates to serve as board members and recommending such candidates (a) for selection and nomination as independent board members by the incumbent independent board member and the full board; and (b) for selection and nomination as interested board members by the full board.

When the board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full board as nominees for election as board members, including any recommendations by “Qualifying Fund Shareholders” (as defined below). To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices at One Franklin Parkway, San Mateo, CA 94403-1906 and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a board member, including as an independent board member, of the Trust. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the 24-month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Trust, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a board member of the Trust if so nominated and elected/appointed.

The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

During the fiscal year ended May 31, 2017, the Audit Committee met three times; the Nominating Committee met three times.

Board role in risk oversight     The board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by management, in consultation with the board and its counsel. These reports address certain investment, valuation and compliance matters. The board also may receive special written reports or presentations on a variety of risk issues, either upon the board’s request or upon the investment manager’s initiative. In addition, the Audit Committee of the board meets regularly with the investment manager’s internal audit group to review reports on their examinations of functions and processes within Franklin Templeton Investments that affect the Fund.

With respect to investment risk, the board receives regular written reports describing and analyzing the investment performance of the Fund. In addition, the portfolio managers of the Fund meet regularly with the board to discuss portfolio performance, including investment risk. To the extent that the Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the board generally is consulted with respect to such change. To the extent that the Fund invests in certain complex securities, including derivatives, the board receives periodic reports containing information about exposure of the Fund to such instruments. In addition, the investment manager’s investment risk personnel meet regularly with the board to discuss a variety of issues, including the impact on the Fund of the investment in particular securities or instruments, such as derivatives and commodities.

With respect to valuation, the Fund’s administrator provides regular written reports to the board that enable the board to monitor the number of fair valued securities in a particular portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within the Fund’s portfolio. The board also reviews dispositional analysis information on the sale of securities that require special valuation considerations such as illiquid or fair valued securities. In addition, the Fund’s Audit Committee reviews valuation procedures and results with the Fund’s auditors in connection with such Committee’s review of the results of the audit of the Fund’s year-end financial statements.

With respect to compliance risks, the board receives regular compliance reports prepared by the investment manager’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (CCO) to discuss compliance issues, including compliance risks. In accordance with SEC rules, the independent board members meet regularly in executive session with the CCO, and the Fund’s CCO prepares and presents an annual written compliance report to the board. The Fund’s board adopts compliance policies and procedures for the Fund and approves such procedures for the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The investment manager periodically provides an enterprise risk management presentation to the board to describe the way in which risk is managed on a complex-wide level. Such presentation covers such areas as investment risk, reputational risk, personnel risk, and business continuity risk.

Board structure     Seventy-five percent or more of board members consist of independent board members who are not deemed to be “interested persons” by reason of their relationship with the Fund’s management or otherwise as provided under the 1940 Act. While the Chairman of the Board is an interested person, the board is also served by a lead independent board member. The lead independent board member, together with independent counsel, reviews proposed agendas for board meetings and generally acts as a liaison with management with respect to questions and issues raised by the independent board members. The lead independent board member also presides at separate meetings of independent board members held in advance of each scheduled board meeting where various matters, including those being considered at such board meeting are discussed. It is believed such structure and activities assure that proper consideration is given at board meetings to matters deemed important to the Fund and its shareholders.

Trustee qualifications     Information on the Fund’s officers and board members appears above including information on the business activities of board members during the past five years and beyond. In addition to personal qualities, such as integrity, the role of an effective Fund board member inherently requires the ability to comprehend, discuss and critically analyze materials and issues presented in exercising judgments and reaching informed conclusions relevant to his or her duties and fiduciary obligations. The board believes that the specific background of each board member evidences such ability and is appropriate to his or her serving on the Fund’s board. As indicated, Harris J. Ashton has served as a chief executive officer of a NYSE-listed public corporation; Larry D. Thompson and Edith E. Holiday each have legal backgrounds, including high level legal positions with departments of the U.S. government; Mary C. Choksi has an extensive background in asset management, including founding an investment management firm; J. Michael Luttig has fifteen years of judicial experience as a Federal Appeals Court Judge and eleven years of experience as Executive Vice President and General Counsel of a major public company; John B. Wilson has served as President of International for a Fortune 150 company, chief operating officer of a NYSE-listed public corporation, chief financial officer of a NASDAQ-listed public corporation and partner of a global strategy consulting firm; and Gregory E. Johnson and Rupert H. Johnson, Jr. are both high ranking executive officers of Franklin Templeton Investments.

Fair Valuation and Liquidity

The Fund’s board of trustees has delegated to the investment manager the task of ensuring that regulatory guidelines governing the fair valuation for securities are applied to the Fund and that the required level of liquidity is maintained. The Fund’s administrator has formed a Valuation Committee (VC) to oversee these obligations. The VC oversees and administers the policies and procedures governing fair valuation and liquidity determination of securities. The VC meets monthly to review and approve fair value and liquidity reports and conduct other business, and meets whenever necessary to review potential significant market events and take appropriate steps to adjust valuations in accordance with established policies. The VC provides regular reports that document its activities to the board of trustees for its review and approval of pricing determinations at scheduled meetings.

The Fund's policies and procedures governing fair valuation and liquidity determination of securities have been initially reviewed and approved by the board of trustees and any material amendments will also be reviewed and approved by the board. The investment manager's compliance staff conducts periodic reviews of compliance with the policies and provides at least annually a report to the board of trustees regarding the operation of the policies and any material changes recommended as a result of such review.

Management and Other Services

Investment manager and services provided     The Fund's investment manager is Franklin Advisers, Inc. The investment manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson (former Chairman and Director of Resources) and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The investment manager provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The investment manager's extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites. The investment manager also selects the brokers who execute the Fund's portfolio transactions. The investment manager provides periodic reports to the board, which reviews and supervises the investment manager's investment activities. To protect the Fund, the investment manager and its officers, directors and employees are covered by fidelity insurance.

The investment manager and its affiliates manage numerous other investment companies and accounts. The investment manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the investment manager on behalf of the Fund. Similarly, with respect to the Fund, the investment manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the investment manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The investment manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages.

The Fund, its investment manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its investment manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the SEC.

Management fees     The Fund pays the investment manager a fee equal to an annual rate of:

  0.625% of the value of net assets up to and including $100 million;
  0.500% of the value of net assets over $100 million and not over $250 million;
  0.450% of the value of net assets over $250 million and not over $7.5 billion;
  0.440% of the value of net assets over $7.5 billion and not over $10 billion;
  0.430% of the value of net assets over $10 billion and not over $12.5 billion;
  0.420% of the value of net assets over $12.5 billion and not over $15 billion;
  0.400% of the value of net assets over $15 billion and not over $17.5 billion;
  0.380% of the value of net assets over $17.5 billion and not over $20 billion; and
  0.360% of the value of net assets in excess of $20 billion.

The fee is calculated daily and paid monthly according to the terms of the management agreement. Each class of the Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended May 31, the Fund paid the following management fees:

	Management Fees Paid ($)
	2017	2016	2015
California High Yield Fund	11,323,349	10,270,507	9,057,554
Tennessee Fund	1,615,323	1,573,266	1,516,607

Portfolio managers     This section reflects information about the portfolio managers as of May 31, 2017.

The following table shows the number of other accounts managed by the portfolio managers and the total assets in the accounts managed within each category:

Name	Number of Other Registered Investment Companies Managed[1]	Assets of Other Registered Investment Companies Managed (x $1 million)[1]	Number of Other Pooled Investment Vehicles Managed	Assets of Other Pooled Investment Vehicles Managed (x $1 million)	Number of Other Accounts Managed[2]	Assets of Other Accounts Managed (x $1 million)[2]
Francisco F. Rivera	6	22,021.6	0	N/A	2	971.7
Christopher S. Sperry	4	18,965.3	0	N/A	0	N/A
John Wiley	4	26,346.0	0	N/A	2	971.7
Daniel Workman	2	8008.1	0	N/A	0	N/A

1. These figures represent registered investment companies other than the Fund.

2. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the portfolio manager listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund but does not include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts.     The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation.     The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary     Each portfolio manager is paid a base salary.

Annual bonus     Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

  Investment performance. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
  Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.
  Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation     Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Ownership of Fund shares.     The investment manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by the portfolio managers (such amounts may change from time to time):

Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned
Francisco F. Rivera	Tennessee Fund	None
Christopher S. Sperry	California High Yield Fund	$100,001 - $500,000
John Wiley	California High Yield Fund	$100,001 - $500,000
Daniel Workman	Tennessee Fund	None

Administrator and services provided     Franklin Templeton Services, LLC (FT Services) has an agreement with the investment manager to provide certain administrative services and facilities for the Fund. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Fund's investment manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

Administration fees     The investment manager pays FT Services a monthly fee equal to an annual rate of:

  0.150% of the Fund's average daily net assets up to and including $200 million;
  0.135% of average daily net assets over $200 million, up to and including $700 million;
  0.100% of average daily net assets over $700 million, up to and including $1.2 billion; and
  0.075% of average daily net assets over $1.2 billion.

For the last three fiscal years ended May 31, the investment manager paid FT Services the following administration fees:

	Administration Fees Paid ($)
	2017	2016	2015
California High Yield Fund	2,420,173	2,245,168	2,354,451
Tennessee Fund	439,554	426,996	475,477

Shareholder servicing and transfer agent     Franklin Templeton Investor Services, LLC (Investor Services) is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, Rancho Cordova, CA 95670-7313. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-7151.

Investor Services receives a fee for servicing Fund shareholder accounts. The Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.

In addition, Investor Services may make payments to financial intermediaries that provide administrative services to defined benefit plans. Investor Services does not seek reimbursement by the Fund for such payments.

For all classes of shares of the Fund, except for Class R6 shares, Investor Services may also pay servicing fees, that will be reimbursed by the Fund, in varying amounts to certain financial institutions (to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an IRS-recognized tax-deferred savings plan (including Employer Sponsored Retirement Plans and Section 529 Plans) for which the institution, or its affiliate, provides participant level recordkeeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund (other than for Class R6 shares) for services provided in support of Beneficial Owners and NSCC networking system accounts.

Custodian     The Bank of New York Mellon, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.

Independent Registered Public Accounting Firm     PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, CA 94111-4004, is the Fund's independent registered public accounting firm. The independent registered public accounting firm audits the financial statements included in the Trust's Annual Report to shareholders.

Portfolio Transactions

Since most purchases by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage costs. The Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid to the underwriter, and purchases from dealers will include a spread between the bid and ask price. The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place an accurate dollar value on the special execution or on the research services the investment manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the investment manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services does not reduce the investment manager's research activities in providing investment advice to the Fund.

As long as it is lawful and appropriate to do so, the investment manager and its affiliates may use this research and data in their investment advisory capacities with other clients.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the investment manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the investment manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.

For the last three fiscal years ended May 31, the Fund did not pay any brokerage commissions.

As of May 31, 2017, the Fund did not own securities of its regular broker-dealers.

Distributions and Taxes

The discussion below pertains to both Funds, unless otherwise noted.

The following discussion is a summary of certain additional tax considerations generally affecting the Fund and its shareholders, some of which may not be described in the Fund’s prospectus. No attempt is made to present a complete detailed explanation of the tax treatment of the Fund or its shareholders. The discussions here and in the prospectus are not intended as a substitute for careful tax planning.

The following discussion is based on the Internal Revenue Code of 1986, as amended (Code), and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including any provisions of law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect. Where indicated below, IRS refers to the United States Internal Revenue Service.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Multi-class distributions     The Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes and Class R6 transfer agency fees.

Distributions     The Fund intends to declare income dividends from its net investment income each day that its net asset value is calculated and pay them monthly. Capital gains, if any, may be paid at least annually. The Fund may distribute income dividends and capital gains more frequently, if necessary or appropriate in the Board’s discretion. The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions. Your income dividends and capital gain distributions will be automatically reinvested in additional shares at net asset value unless you elect to receive them in cash. Distributions declared in December to shareholders of record in such month and paid in January are treated as if they were paid in December.

Distributions of net investment income.     The Fund receives income generally in the form of interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. This net investment income may either be tax-exempt or taxable when distributed to you.

Exempt-interest dividends.     By meeting certain requirements of the Code, the Fund qualifies to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are paid to you.

In addition, to the extent that exempt-interest dividends are derived from interest on obligations of the state of California (California High Yield Fund) or Tennessee (Tennessee Fund), or their respective political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), these dividends also may be exempt from California’s personal and Tennessee’s stock and bond income tax. Income from municipal securities of states other than each Fund’s primary state generally does not qualify as tax-free in that state. Because of these tax exemptions, neither Fund may be a suitable investment for retirement plans and other tax-exempt investors, or for residents of states other than California or Tennessee (in each respective Fund).

Corporate shareholders should be advised that these personal income tax rules may not apply to them and that exempt-interest dividends may be taxable for state income and franchise tax purposes.

Taxable income dividends.     The Fund may earn taxable income from many sources, including temporary investments, the discount on stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income on the sale of market discount bonds. If you are a taxable investor, any income dividends the Fund pays from this income are taxable to you as ordinary income. Because the Fund invests primarily in tax-exempt debt securities, it does not anticipate that any of its dividends will be treated as qualified dividends subject to reduced rates of federal taxation for individuals.

Distributions of capital gains.     The Fund may realize capital gains and losses on the sale of its portfolio securities.

Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by the Fund (in excess of any available capital loss carryovers) generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are taxable at the reduced long-term capital gains rates. For individuals in the 10% and 15% federal income tax brackets, the long-term capital gains tax rate is 0%. For individuals in higher tax brackets, the long-term capital gains rate is 15% (20% for certain high income taxpayers). An additional 3.8% Medicare tax may also be imposed as discussed below.

Returns of capital.     If the Fund's distributions exceed its earnings and profits (i.e., generally, its taxable income and realized capital gains) for a taxable year, all or a portion of the distributions made in that taxable year may be characterized as a return of capital to you. A return of capital distribution will generally not be taxable, but will reduce the cost basis in your Fund shares and will result in a higher capital gain or in a lower capital loss when you sell your shares. Any return of capital in excess of the basis in your Fund shares, however, will be taxable as a capital gain. In the case of a non-calendar year fund, earnings and profits are first allocated to distributions made on or before December 31 of its taxable year and then to distributions made thereafter. The effect of this provision is to “push” returns of capital into the next calendar year.

Undistributed capital gains.     The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Information on the amount and tax character of distributions     The Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. This information will include the portion of the distributions that on average are comprised of taxable or tax-exempt income, or interest income that is a tax preference item when determining your federal alternative minimum tax. If you have not owned your Fund shares for a full year, the Fund may report to shareholders and distribute to you, as taxable, tax-exempt or tax preference income, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund.

The Fund makes every effort to identify reclassifications of income to reduce the number of corrected forms mailed to shareholders. However, the Fund may at times find it necessary to reclassify income after you receive your tax reporting statement and you may receive a corrected tax reporting statement to reflect reclassified information. If you receive a corrected tax reporting statement, use the information on this statement, and not the information on your original statement, in completing your tax returns.

Avoid "buying a dividend"     At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed taxable income, undistributed capital gains, or net unrealized appreciation in the value of the portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. This tax treatment is required even if you reinvest your distributions in additional Fund shares. Buying shares in the Fund just before it declares a distribution of taxable income or capital gains is sometimes known as “buying a dividend.” For example, if you buy 500 shares in a fund on December 10th at the fund's net asset value (NAV) of $10 per share, and the fund makes a capital gain distribution on December 15th of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share.

Election to be taxed as a regulated investment company     The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. In order to qualify for treatment as a regulated investment company, the Fund must satisfy the requirements described below.

Distribution requirement.     The Fund must distribute an amount equal to the sum of at least 90% of its net tax-exempt income and 90% of its investment company taxable income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

Income requirement.     The Fund must derive at least 90% of its gross income from interest, certain payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income derived from its business of investing in such securities.

Asset diversification test.     The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

In some circumstances, the character and timing of income realized by the Fund for purposes of the income requirement or the identification of the issuer for purposes of the asset diversification test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the IRS with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the income requirement, distribution requirement, or asset diversification test, which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification test or income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company, subject to savings provisions for certain qualification failures, which, in general, are limited to those due to reasonable cause and not willful neglect, would thus have a negative impact on the Fund’s income and performance. In that case, the Fund would be liable for federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund’s earnings and profits. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Capital loss carryovers     The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely, subject to certain limitations, to reduce any future capital gains realized by the Fund in succeeding taxable years. However, for any net capital losses realized in taxable years of the Fund beginning on or before December 22, 2010, the Fund is only permitted to carry forward such capital losses for eight years as a short-term capital loss. Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a taxable year beginning on or before December 22, 2010.

Excise tax distribution requirements     To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

  98% of its taxable ordinary income earned during the calendar year;
  98.2% of its capital gain net income earned during the 12-month period ending October 31; and
  100% of any undistributed amounts of these categories of income or gain from the prior year.

The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Tax reporting for income and excise tax years.     Because the periods for measuring a regulated investment company’s income are different for income (determined on a fiscal year basis) and excise tax years (determined as noted above), special rules are required to calculate the amount of income earned in each period, and the amount of earnings and profits needed to support that income. For example, if the Fund uses the excise tax period ending on October 31 as the measuring period for calculating and paying out capital gain net income and realizes a net capital loss between November 1 and the end of the Fund’s fiscal year, the Fund may calculate its earnings and profits without regard to such net capital loss in order to make its required distribution of capital gain net income for excise tax purposes. The Fund also may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year, which may change the timing, amount, or characterization of Fund distributions.

A "qualified late year loss” includes (i) any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and (ii) the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year. The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property). The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence. Special rules apply to a Fund with a fiscal year ending in November or December that elects to use its taxable year for determining its capital gain net income for excise tax purposes. The Fund may only elect to treat any post-October capital loss, specified gains and specified losses incurred after October 31 as if it had been incurred in the succeeding year in determining its taxable income for the current year.

Because these rules are not entirely clear, the Fund may be required to interpret the "qualified late-year loss" and other rules relating to these different year-ends to determine its taxable income and capital gains. The Fund’s reporting of income and its allocation between different taxable and excise tax years may be challenged by the IRS, possibly resulting in adjustments in the income reported by the Fund on its tax returns and/or by the Fund to you on your year-end tax statements.

Medicare tax     An additional 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. Investment income does not include exempt-interest dividends. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). Any liability for this additional Medicare tax is reported by you on, and paid with, your federal income tax return.

Sales of Fund shares     Sales and exchanges of Fund shares are generally taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, you are required to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares. Under current law, shares held one year or less are short-term and shares held more than one year are long-term. The conversion of shares of one class into another class of the same fund is not a taxable exchange for federal income tax purposes. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Sales at a loss within six months of purchase.     If you sell or exchange Fund shares that you owned for six months or less:

  any loss incurred is disallowed to the extent of any exempt-interest dividends paid to you on your shares, and any remaining loss is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund.

However, the loss disallowance rule for exempt-interest dividends will not apply to any loss incurred on a redemption or exchange of shares of a fund that declares dividends daily and distributes them at least monthly for which your holding period begins after December 22, 2010.

Wash sales.     All or a portion of any loss that you realize on the sale or exchange of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your sale or exchange. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Deferral of basis.     In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:

  In your original purchase of Fund shares, you paid a sales charge and received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
  You sell some or all of your original shares within 90 days of their purchase, and
  You reinvest the sales proceeds in the Fund or in another Franklin Templeton fund by January 31 of the calendar year following the calendar year in which the disposition of the original shares occurred, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

Reportable transactions.     Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

Cost basis reporting     Beginning in calendar year 2012, the Fund is required to report the cost basis of Fund shares sold or exchanged to you and the IRS annually. The cost basis of Fund shares acquired by purchase will generally be based on the amount paid for the shares, including any front-end sales charges, and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Fund shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Fund shares. Capital gains and losses on the sale or exchange of Fund shares are generally taxable transactions for federal and state income tax purposes.

Shares acquired on or after January 1, 2012.     Cost basis reporting is generally required for Fund shares that are acquired by purchase, gift, inheritance or other transfer on or after January 1, 2012 (referred to as “covered shares”), and subsequently sold or exchanged on or after that date. Cost basis reporting does not apply to sales or exchanges of shares acquired before January 1, 2012, or to shares held in money market funds that maintain a stable $1 net asset value and tax-deferred accounts, such as individual retirement accounts and qualified retirement plans.

Cost basis methods.     Treasury regulations permit the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are treated as sold or exchanged when there are multiple purchases at different prices and the entire position is not sold at one time.

The Fund’s default method is the average cost method. Under the average cost method, the cost basis of your Fund shares will be determined by averaging the cost basis of all outstanding shares. The holding period for determining whether gains and losses are short-term or long-term is based on the first-in-first-out method (FIFO) which treats the earliest shares acquired as those first sold or exchanged.

If you wish to select a different cost basis method, or choose to specifically identify your shares at the time of each sale or exchange, you must contact the Fund. However, once a shareholder has sold or exchanged covered shares from the shareholder’s account, a change by the shareholder from the average cost method to another permitted method will only apply prospectively to shares acquired after the date of the method change.

Under the specific identification method, Treasury regulations require that you adequately identify the tax lots of Fund shares to be sold, exchanged or transferred at the time of each transaction. An adequate identification is made by providing the dates that the shares were originally acquired and the number of shares to be sold, exchanged or transferred from each applicable tax lot. Alternatively, an adequate identification of shares may be made with a standing order of instruction on your account. If you do not provide an adequate identification the Fund is required to use the FIFO method with any shares with an unknown acquisition date treated as sold or exchanged first.

The Fund does not recommend any particular cost basis method and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax or financial advisor to determine which method is best for you and then notify the Fund if you intend to use a method other than average cost.

If your account is held by your financial advisor or other broker-dealer, that firm may select a different cost basis default method. In these cases, please contact the firm to obtain information with respect to the available methods and elections for your account.

Shares acquired before January 1, 2012.     Cost basis reporting is not generally required for Fund shares that were acquired by purchase, gift, inheritance or other transfer prior to January 1, 2012 (referred to as “noncovered shares”), regardless of when they are sold or exchanged. As a service to shareholders, the Fund presently intends to continue to provide shareholders cost basis information for eligible accounts for shares acquired prior to January 1, 2012. Consistent with prior years, this information will not be reported to the IRS or any state taxing authority.

Shareholders that use the average cost method for shares acquired before January 1, 2012 must make the election to use the average cost method for these shares on their federal income tax returns in accordance with Treasury regulations. This election cannot be made by notifying the Fund.

Important limitations regarding cost basis information.     The Fund will report the cost basis of your Fund shares by taking into account all of the applicable adjustments required by the Code for purposes of reporting cost basis information to shareholders and the IRS annually. However the Fund is not required, and in many cases the Fund does not possess the information, to take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore shareholders should carefully review the cost basis information provided by the Fund, whether this information is provided with respect to covered or noncovered shares, and make any additional basis, holding period or other adjustments that are required by the Code when reporting these amounts on their federal and state income tax returns. Shareholders remain solely responsible for complying with all federal and state income tax laws when filing their income tax returns.

Additional information about cost basis reporting.     For additional information about cost basis reporting, including the methods and elections available to you, please contact Franklin Templeton Investments at (800) DIAL BEN/342-5236. Additional information is also available on franklintempleton.com/costbasis.

Tax certification and backup withholding     Tax laws require that you certify your tax information when you become an investor in the Fund. For U.S. citizens and resident aliens, this certification is made on IRS Form W-9. Under these laws, the Fund must withhold a portion of your distributions and sales proceeds unless you:

  provide your correct Social Security or taxpayer identification number, certify that this number is correct,
  certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien).

If you fail to meet any of these certification requirements, you will be subject to federal backup withholding at a rate of 28% on any reportable payments that you receive from the Fund, including any exempt-interest dividends (even though this income is not subject to regular federal income tax), taxable ordinary and capital gain dividends, and any redemption proceeds on the sale of your Fund shares. State backup withholding may also apply.

The Fund must also withhold if the IRS instructs it to do so. When federal backup withholding is required, the amount will be 28% of any reportable payments that you receive from the Fund. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting.

Failure of a tax-exempt security to qualify to pay exempt-interest.     Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the tax-exempt security could cause interest on the security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the tax-exempt security was issued. In such a case, you, the IRS and the appropriate state tax authorities may receive amended information returns for a prior taxable year in order to report additional taxable income. This, in turn, could require shareholders to file amended federal and state income tax returns for such prior year to report and pay tax and interest on their pro rata share of the additional amount of taxable income.

Qualified dividends and the corporate dividends-received deduction     Because the income of the Fund is primarily derived from investments earning interest rather than dividend income, generally none of its income dividends will be qualifying dividend income or dividends eligible for the corporate dividends-received deduction.

Investment in complex securities     The Fund’s investment in certain complex securities could subject it to one or more special tax rules (including, but not limited to, the wash sale rules), which may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments to the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or tax character of the Fund’s distributions to shareholders. Moreover, because the tax rules applicable to complex securities are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a fund-level tax.

In general.     Gain or loss recognized by the Fund on the sale or other disposition of municipal bonds and other portfolio investments will generally be capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Portfolio investments held for more than one year generally will be eligible for long-term capital gain or loss treatment.

Debt obligations purchased at a discount.     Gain recognized on the disposition of a debt obligation purchased by the Fund with market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the Fund held the debt obligation, unless the Fund made an election to accrue market discount into income currently. Fund distributions of accrued market discount on municipal bonds, including any current inclusions, are taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits.

Debt obligations issued at a discount.     If the Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Fund distributions from accruals of original issue discount on municipal bonds are generally taxable to shareholders as exempt-interest dividends to the extent of the Fund’s earnings and profits. The Fund’s investment in such securities issued at a discount may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

Investments in debt obligations that are at risk of or in default.     The Fund may also hold obligations that are at risk of or in default. Tax rules are not entirely clear about issues such as whether and to what extent the Fund should recognize market discount on such a debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Treatment of private activity bond interest     Interest on certain private activity bonds, while exempt from regular federal income tax, is a tax preference item for taxpayers when determining their alternative minimum tax under the Code. Private activity bond interest could subject you to or increase your liability under the federal alternative minimum tax, depending on your personal or corporate tax position. Persons defined in the Code as substantial users (or persons related to such users) of facilities financed by private activity bonds should consult their tax advisors before buying Fund shares.

Generally, exempt-interest dividends derived from interest on certain tax-exempt private activity bonds is considered an item of tax preference includable in the alternative minimum taxable income of both non-corporate and corporate taxpayers. However, tax-exempt interest on private activity bonds issued in 2009 and 2010 is not an item of tax preference for purposes of the alternative minimum tax.

Effect on taxation of social security benefits; denial of interest deduction. Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income subject to federal income tax. Further, a shareholder of the Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Fund.

State income taxes     Some state tax codes adopt the Code through a certain date. As a result, such conforming states may not have adopted the version of the Code that contains either the Regulated Investment Company Modernization Act of 2010, or other federal tax laws enacted after the applicable conformity date. Other states may have adopted an income or other basis of tax that differs from the Code.

The tax information furnished by the Fund to shareholders and the IRS annually with respect to the amount and character of dividends paid, cost basis information with respect to shares redeemed or exchanged, and records maintained by the Fund with respect to the cost basis of Fund shares, will be prepared on the basis of current federal income tax law to comply with the information reporting requirements of the Code, and not necessarily on the basis of the law of any state in which a shareholder is resident or otherwise subject to tax. If your account is held by your financial advisor or other broker, contact that firm with respect to any state information reporting requirements applicable to your investment in the Fund. Under the current California Revenue and Taxation Code, certain funds are required to report tax information to the California Franchise Tax Board annually.

Accordingly, the amount and character of income, gain or loss realized by a shareholder with respect to an investment in Fund shares for state income tax purposes may differ from that for federal income tax purposes. Franklin Templeton Investments provides additional tax information on franklintempleton.com (under the Tax Center), including tax-exempt income by jurisdiction and U.S. government interest, to assist shareholders with the preparation of their federal and state income tax returns. Shareholders are solely responsible for determining the amount and character of income, gain or loss to report on their federal, state and local income tax returns each year as a result of their purchase, holding and sale of Fund shares.

Non-U.S. investors     Non-U.S. investors may be subject to U.S. withholding and estate tax, and are subject to special U.S. tax certification requirements.

In general.     The United States imposes a flat 30% withholding tax (or a tax at a lower treaty rate) on U.S. source dividends. Exemptions from U.S. withholding tax are provided for capital gains realized on the sales of Fund shares, exempt-interest dividends, capital gain dividends paid by the Fund from net long-term capital gains, short-term capital gain dividends paid by the Fund from net short-term capital gains, and interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources, unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year. “Qualified interest income” includes, in general, the sum of the Fund’s U.S. source: i) bank deposit interest, ii) short-term original issue discount, iii) portfolio interest, and iv) any interest-related dividend passed through from another regulated investment company.

However, notwithstanding such exemptions from U.S. withholding tax at source, any taxable distributions and proceeds from the sale of your Fund shares will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

    It may not be practical in every case for the Fund to report to shareholders, and the Fund reserves the right in these cases to not report, interest-related or short-term capital gain dividends. Additionally, the Fund’s reporting of interest-related or short-term capital gain dividends may not, in turn, be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Effectively connected income.     Taxable ordinary income dividends paid by the Fund to non-U.S. investors on portfolio investments are generally subject to U.S. withholding tax at 30% or a lower treaty rate. However, if you hold your Fund shares in connection with a U.S. trade or business, your income and gains may be considered effectively connected income and taxed in the U.S. on a net basis at graduated income tax rates in which case you may be required to file a nonresident U.S. income tax return.

U.S. estate tax.     An individual who is a non-U.S. investor will be subject to U.S. federal estate tax on all or a portion of the value of Fund shares owned at the time of death, unless a treaty exemption applies between the country of residence of the non-U.S. investor and the U.S. Even if a treaty exemption is available, a decedent’s estate may nevertheless be required to file a U.S. estate tax return to claim the exemption, as well as to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) on which a U.S. federal tax lien has been released, and is required before the Fund can release a nonresident alien decedent’s investment in the Fund to his or her estate. For estates with U.S. situs assets of not more than $60,000 (there is a statutory estate tax credit for this amount of property), the Fund may accept, in lieu of a federal transfer certificate, an affidavit from the executor of the estate or other authorized individual evidencing that the U.S. situs assets (excluding any exempt assets as noted below) are at or below this threshold amount. Transfers by gift of shares of the Fund by a non-U.S. investor who is a nonresident alien individual will not be subject to U.S. federal gift tax. The tax consequences to a non-U.S. investor entitled to claim the benefits of a treaty between the country of residence of the non-U.S. investor and the U.S. may be different from the consequences described above.

Tax certification and backup withholding as applied to non-U.S. investors.     Non-U.S. investors have special U.S. tax certification requirements to avoid backup withholding at a rate of 28% and, if applicable, to obtain the benefit of any income tax treaty between the non-U.S. investor’s country of residence and the United States. To claim these tax benefits, the non-U.S. investor must provide a properly completed Form W-8BEN (or other Form W-8, where applicable) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN generally remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. In certain instances, Form W-8BEN may remain valid indefinitely unless the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification. Non-U.S. investors must advise the Fund of any change of circumstances that would render the information given on the form incorrect and must then provide a new W-8BEN to avoid the prospective application of backup withholding.

Foreign Account Tax Compliance Act     Under the Foreign Account Tax Compliance Act (FATCA), foreign entities, referred to as foreign financial institutions (FFI) or non-financial foreign entities (NFFE) that are shareholders in the Fund may be subject to a 30% withholding tax on: (a) income dividends (other than exempt-interest dividends) paid by the Fund, and (b) after December 31, 2018, certain capital gain distributions, return-of-capital distributions and the gross proceeds from the redemption or exchange of Fund shares paid by the Fund. The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI, and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners, or (ii) if it does have such owners, reports information relating to them to the withholding agent, which will, in turn, report that information to the IRS. The U.S. Treasury has negotiated intergovernmental agreements (IGA) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of an IGA and applicable local law instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (FFI agreement) under which it agrees to verify, report and disclose certain of its U.S. accountholders and provided that such entity meets certain other specified requirements. The FFI will report to the IRS, or, depending on the FFI’s country of residence, to the government of that country (pursuant to the terms and conditions of an applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report information either (i) to the Fund, or other applicable withholding agent, which will, in turn, report information to the IRS, or (ii) directly to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above.

Organization, Voting Rights and Principal Holders

The Fund is a diversified series of Franklin Municipal Securities Trust (Trust), an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Delaware statutory trust (a form of entity formerly known as a business trust) on June 15, 1992, and is registered with the SEC.

The California High Yield Fund currently offers four classes of shares, Class A, Class C, Class R6 and Advisor Class. The Tennessee Fund currently offers three classes of shares, Class A, Class R6 and Advisor Class. The Funds began offering Class R6 shares on August 1, 2017. The full title of each class is:

  Franklin California High Yield Municipal Fund - Class A
  Franklin California High Yield Municipal Fund - Class C
  Franklin California High Yield Municipal Fund - Class R6
  Franklin California High Yield Municipal Fund - Advisor Class
  Franklin Tennessee Municipal Bond Fund - Class A
  Franklin Tennessee Municipal Bond Fund - Class R6
  Franklin Tennessee Municipal Bond Fund - Advisor Class

The Fund may offer additional classes of shares in the future.

Shares of each class represent proportionate interests in the Fund's assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or matters expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval.

As of September 1, 2017, the principal shareholders of the Fund, beneficial or of record, were:

Name and Address	Share Class	Percentage (%)
California High Yield Municipal Fund
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations Harborside Financial Center FL 3 Jersey City, NJ 07311-1114	A	9.21
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	A	11.31
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	A	7.73
National Financial Services LLC* Attn: Mutual Fund Department 4th Fl 499 Washington Boulevard Jersey City, NJ 07310-1995	A	6.21
WFCS LLC* 2801 Market Street St Louis, MO 63103-2523	A	12.83
UBS WM USA* 1000 Harbor Boulevard Weehawken, NJ 07086-6761	A	6.15
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration/97BR0 4800 Deer Lake Drive E FL 2 Jacksonville, FL 32246-6484	A	9.06
Morgan Stanley Smith Barney* Attn:Mutual Fund Operations Harborside Financial Center FL 3 Jersey City, NJ 07311-1114	C	14.86
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	C	8.81
National Financial Services LLC* Attn:Mutual Fund Department 4th Fl 499 Washington Boulevard Jersey City, NJ 07310-1995	C	5.56
WFCS LLC* 2801 Market Street St Louis, MO 63103-2523	C	13.42
UBS WM USA* 1000 Harbor Boulevard Weehawken, NJ 07086-6761	C	7.56
JPMorgan Securities LLC* 4 Chase Metrotech Center Brooklyn, NY 11245-0001	C	7.01
Merrill Lynch Pierce Fenner & Smith* Attn:Fund Administration/97BR0 4800 Deer Lake Drive E FL 2 Jacksonville, FL 32246-6484	C	13.26
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations Harborside Financial Center FL 3 Jersey City, NJ 07311-1114	Advisor	12.70
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	Advisor	6.06
National Financial Services LLC* Attn: Mutual Fund Department 4th Fl 499 Washington Boulevard Jersey City, NJ 07310-1995	Advisor	5.11
LPL Financial* Attn:Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	Advisor	7.77
WFCS LLC* 2801 Market Street St Louis, MO 63103-2523	Advisor	8.97
American Enterprise Investment Services* 707 2nd Avenue S Minneapolis, MN 55402-2405	Advisor	7.74
UBS WM USA* 1000 Harbor Boulevard Weehawken, NJ 07086-6761	Advisor	9.75
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration/97BR0 4800 Deer Lake Drive E FL 2 Jacksonville, FL 32246-6484	Advisor	25.38
Franklin Resources, Inc. Franklin Templeton Investments Corp Accounting 1 Franklin Parkway San Mateo, CA 94403-1906	R6	100
Tennessee Municipal Bond Fund
Edward Jones & Co.* 12555 Manchester Road Saint Louis, MO 63131-3710	Advisor	14.68
National Financial Services LLC* Attn: Mutual Fund Department 4th Fl 499 Washington Boulevard Jersey City, NJ 07310-1995	Advisor	13.02
WFCS LLC* 2801 Market Street St Louis, MO 63103-2523	Advisor	9.34
American Enterprise Investment Services* 707 2nd Avenue S Minneapolis, MN 55402-2405	Advisor	34.43
UBS WM USA* 1000 Harbor Boulevard Weehawken, NJ 07086-6761	Advisor	18.20
Edward Jones & Co* 12555 Manchester Road Saint Louis, MO 63131-3710	A	37.21
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	A	5.77
National Financial Services LLC* Attn: Mutual Fund Department 4th Flr 499 Washington Boulevard Jersey City, NJ 07310-1995	A	10.17
WFCS LLC* 2801 Market Street St Louis, MO 63103-2523	A	5.84
UBS WM USA* 1000 Harbor Boulevard Weehawken, NJ 07086-6761	A	8.68
Raymond James* Attn:Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	A	5.61
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration/97BR0 4800 Deer Lake Drive E FL 2 Jacksonville, FL 32246-6484	A	6.34
Franklin Resources Inc.* Franklin Templeton Investments Corp Accounting 1 Franklin Parkway San Mateo, CA 94403-1906	R6	100

*For the benefit of its customer(s).

Note: Rupert H. Johnson, Jr. who is an officer and/or trustee of the Trust, may be considered a beneficial holder of the Fund shares held by Franklin Resources, Inc. (Resources). As a principal shareholder of Resources, he may be able to control the voting of Resources' shares of the Fund.

As of September 1, 2017, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each class of the Fund. The board members may own shares in other funds in Franklin Templeton Investments.

Buying and Selling Shares

The Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Fund may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.

The Fund and other U.S. registered investment companies within the Franklin Templeton Investments fund complex are intended for sale to residents of the U.S., and, with very limited exceptions, are not registered or otherwise offered for sale in other jurisdictions. The above restrictions are generally not applicable to sales in U.S. territories or to diplomatic staff members or members of the U.S. military with an APO or FPO address outside of the U.S. Investors are responsible for compliance with tax, securities, currency exchange or other regulations applicable to redemption and purchase transactions in any state or jurisdiction to which they may be subject. Investors should consult with their financial intermediary and appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

In particular, the Fund is not registered in any provincial or territorial jurisdiction in Canada, and shares of the Fund have not been qualified for sale in any Canadian jurisdiction. Shares of the Fund may not be directly or indirectly offered or sold in any provincial or territorial jurisdiction in Canada or to or for the benefit of residents thereof. Prospective investors may be required to declare that they are not Canadian residents and are not acquiring shares on behalf of any Canadian residents. If an investor becomes a Canadian resident after purchasing shares of the Fund, the investor will not be able to purchase any additional shares of the Fund (other than reinvestment of dividends and capital gains) or exchange shares of the Fund for other U.S. registered Franklin Templeton funds.

Similarly, the Fund is not registered, and shares of the Fund have not been qualified for distribution, in any member country of the European Union (EU) or European Economic Area (EEA). The shares offered by this prospectus may not be directly or indirectly offered or distributed in any such country. If an investor becomes an EU or EEA resident after purchasing shares of the Fund, the investor will not be able to purchase any additional shares of the Fund (other than reinvestment of dividends and capital gains) or exchange shares of the Fund for other U.S. registered Franklin Templeton funds.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

Investment by asset allocators and large shareholders     Particularly during times of overall market turmoil or price volatility, the Fund may experience adverse effects when certain large shareholders such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas) and asset allocators (who make investment decisions on behalf of underlying clients), purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund's current expenses being allocated over a smaller asset base, leading to an increase in the Fund's expense ratio.

When experiencing such purchases and redemptions by large shareholders, the Fund may restrict or reject trading activity in accordance with the Frequent Trading Policy of the Fund as set forth in the Fund’s Prospectus.

Initial sales charges     The maximum initial sales charge is 4.25% for Class A. There is no initial sales charge for Class C, Class R6 and Advisor Class.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases.

Letter of intent (LOI).     You may buy Class A shares at a reduced sales charge by completing the LOI section of your account application. An LOI is a commitment by you to invest a specified dollar amount during a 13-month period. The amount you agree to invest determines the sales charge you pay. By completing the LOI section of the application, you acknowledge and agree to the following:

  You authorize Distributors to reserve approximately 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.
  You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.
  Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.
  Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired before you filed your LOI will be counted towards the completion of the LOI.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct.

If the amount of your total purchases is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

Purchases of Certain Share Classes through Financial Intermediaries (Class R6 and Advisor Class)     There are no associated sales charges or Rule 12b-1 distribution and service fees for the purchase of Class R6 and Advisor Class shares. However, pursuant to SEC guidance, certain financial intermediaries acting as agents on behalf of their customers may directly impose on shareholders sales charges or transaction fees determined by the financial intermediary related to the purchase of these shares. These charges and fees are not disclosed in this prospectus. You should consult with your financial advisor or visit your financial intermediary’s website for more information.

The Fund’s service providers also may pay financial intermediaries for marketing support and other related services as disclosed below for Advisor Class shares, but not for Class R6 shares. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend one share class over another. There is some uncertainty concerning whether marketing support or other similar payments may be made or received in connection with Advisor Class shares where a financial intermediary has imposed its own sales charges or transaction fees. Based on future regulatory developments, such payments may be terminated.

Financial intermediary compensation     Financial intermediaries may at times receive the entire sales charge. A financial intermediary who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the financial intermediary compensation table in the Fund’s prospectus.

Distributors may pay the following commissions to financial intermediaries who initiate and are responsible for purchases of Class A shares of $1 million or more: 1% (for mutual funds with a maximum initial sales charge of 5.75%) and 0.75% (for mutual funds with a maximum initial sales charge less than 5.75%) on sales of $1 million or more but less than $4 million, plus 0.50% on sales of $4 million or more but less than $50 million, plus 0.25% on sales of $50 million or more. Consistent with the provisions and limitations set forth in its Class A Rule 12b-1 distribution plan, the Fund may reimburse Distributors for the cost of these commission payments.

These payments may be made in the form of contingent advance payments, which may be recovered from the financial intermediary or set off against other payments due to the financial intermediary if shares are sold within 18 months of the calendar month of purchase. Other conditions may apply. Other terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the financial intermediary.

In addition to the sales charge payments described above and the distribution and service (12b-1) fees described below under “The Underwriter - Distribution and service (12b-1) fees,” Distributors and/or its non-fund affiliates may make the following additional payments to financial intermediaries that sell shares of Franklin Templeton mutual funds:

Marketing support payments (applicable to all classes of shares except Class R6).     Distributors may make payments to certain financial intermediaries in connection with their efforts to educate financial advisors and provide services which may facilitate, directly or indirectly, investment in Franklin Templeton mutual funds. A financial intermediary’s marketing support services may include business planning assistance, advertising, educating financial intermediary personnel about Franklin Templeton mutual funds and shareholder financial planning needs, placement on the financial intermediary’s list of offered funds, and access to sales meetings, sales representatives and management representatives of the financial intermediary. Distributors compensates financial intermediaries differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the financial intermediary. Such compensation may include financial assistance to financial intermediaries that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other financial intermediary-sponsored events. These payments may vary depending upon the nature of the event. Distributors will, on an annual basis, determine whether to continue such payments. In the case of any one financial intermediary, marketing support payments will generally not exceed 0.05% of the total assets of Franklin Templeton mutual funds attributable to that financial intermediary, on an annual basis. For a financial intermediary exceeding $15 billion in total assets of Franklin Templeton mutual funds, Distributors may agree to make annual marketing support payments exceeding 0.05% of such assets. For a financial intermediary exceeding $50 billion in total assets of Franklin Templeton mutual funds, Distributors may agree to make annual marketing support payments up to a limit of 0.06% of such assets. Any assets held on behalf of Employer Sponsored Retirement Plans for which payment is made to a financial intermediary pursuant to the following paragraph will be excluded from the calculation of marketing support payments pursuant to this paragraph.

Distributors may also make marketing support payments to financial intermediaries in connection with their activities that are intended to assist in the sale of shares of Franklin Templeton mutual funds, directly or indirectly, to certain Employer Sponsored Retirement Plans that have retained such financial intermediaries as plan service providers. Payments may be made on account of activities that may include, but are not limited to, one or more of the following: business planning assistance for financial intermediary personnel, educating financial intermediary personnel about Franklin Templeton mutual funds, access to sales meetings, sales representatives, wholesalers, and management representatives of the financial intermediary, and detailed sales reporting. A financial intermediary may perform the services itself or may arrange with a third party to perform the services. In the case of any one financial intermediary, such payments will not exceed 0.10% of the total assets of Franklin Templeton mutual funds held, directly or indirectly, by such Employer Sponsored Retirement Plans, on an annual basis. Distributors will, on an annual basis, determine whether to continue such payments.

Consistent with the provisions and limitations set forth in its Rule 12b-1 distribution plans, the Fund may reimburse Distributors for the cost of a portion of these marketing support payments.

Marketing support payments may be in addition to any servicing and other fees paid by Investor Services, as described further below and under “Management and Other Services - Shareholder servicing and transfer agent” above.

The following list includes FINRA member firms (or, in some instances, their respective affiliates) that, as of March 31, 2017, Distributors anticipates will receive marketing support payments. Any firm indicated by one asterisk receives annual marketing support payments exceeding 0.05% of the total assets of Franklin Templeton mutual funds attributable to that firm. Any firm indicated by two asterisks receives annual marketing support payments of up to a limit of 0.06% of the total assets of Franklin Templeton mutual funds attributable to that firm. In addition to member firms of FINRA, Distributors also makes marketing support payments, and Distributors’ non-fund affiliates may make administrative services payments, to certain other financial intermediaries, such as banks, insurance companies, and plan administrators, that sell mutual fund shares or provide services to Franklin Templeton mutual funds and shareholders. These firms may not be included in this list. You should ask your financial intermediary if it receives such payments.

1st Global Capital Corporation, ADP Retirement Services, American Portfolios Financial Services, Inc., American Enterprise Investment Services, Inc., American United Life Insurance Company, Ascensus, Inc., AXA Advisors, LLC, BBVA Securities, Inc., Benjamin F. Edwards & Company, Inc., Cadaret Grant & Co., Inc., Cambridge Investment Research, Inc., Cetera Advisors LLC, Cetera Advisor Networks LLC, Cetera Financial Specialists LLC, Cetera Investment Services LLC, Citigroup Global Markets Inc., Citizens Securities, Inc., Commonwealth Financial Network, CUNA Brokerage Services, Inc., CUSO Financial Services, L.P., Digital Retirement Solutions, Edward D. Jones & Co., L.P. (dba Edward Jones)**, Empower Retirement, ePlan Services, Inc., Fidelity Investments Institutional Services Company, Inc., Fifth Third Securities, Inc., First Allied Securities, Inc., First Command Financial Planning, Inc., FSC Securities Corporation, Girard Securities, Inc., Goldman, Sachs & Co., Group 3 Financial, LLC, IFC Holdings Inc. D/B/A INVEST Financial Corporation, Investacorp, Inc., Investment Centers of America, Inc., J.J.B. Hilliard, W.L. Lyons LLC, J.P. Morgan Securities LLC, Janney Montgomery Scott LLC, John Hancock Distributors LLC, KMS Financial Services, Inc., Legend Equities Corporation, Lincoln Financial Advisors Corporation, Lincoln Financial Securities Corporation, Lincoln Investment Planning, Inc., Lincoln Retirement Services Company LLC, LPL Financial LLC, M&T Securities, Inc., Massachusetts Mutual Life Insurance Company, Merrill Lynch, Pierce, Fenner & Smith, Inc., Minnesota Life Insurance Company, MML Investors Services, LLC, Morgan Stanley, MSCS Financial Services LLC, National Planning Corporation, Nationwide Financial Services, Inc., Newport Retirement Services, Inc., Northwestern Mutual Investment Services, LLC, Paychex Securities Corporation, PFS Investments Inc., PNC Investments LLC, Principal Financial Group, Prudential Insurance Company of America, Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Capital Markets LLC, Richard D. Schubert, Inc., Robert W. Baird & Co., Inc., Royal Alliance Associates, Inc., SagePoint Financial, Inc., Santander Securities LLC, Securities America, Inc., Securities Service Network, Inc., Signator Investors, Inc., SII Investments, Inc., Sorrento Pacific Financial, LLC, Stifel, Nicolaus & Company, Incorporated, Summit Brokerage Services Inc., TD Ameritrade Trust Company, TFS Securities, Inc., The Huntington Investment Company, TIAA-CREF Individual & Institutional Services, LLC, Transamerica Advisors Life Insurance Company, Transamerica Retirement Solutions Corporation, Triad Advisors, Inc., UBS Financial Services Inc., UnionBanc Investment Services, LLC, U.S. Bancorp Investments, Inc., Voya Financial Advisors, Inc., Voya Institutional Plan Services LLP, Wells Fargo Advisors, LLC and Woodbury Financial Services, Inc.

Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed the above-stated limitation.

Transaction support payments.     The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a financial intermediary or one-time payments for ancillary services such as setting up mutual funds on a financial intermediary’s mutual fund trading system.

Conference support payments.     Compensation may include financial assistance to financial intermediaries that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events, co-operative advertising, newsletters, and other financial intermediary-sponsored events. These payments may vary depending upon the nature of the event, and can include travel expenses, such as lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting and due diligence trips.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton mutual funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton mutual funds, however, are more likely to be considered. To the extent permitted by their firm’s policies and procedures, registered representatives’ expenses in attending these meetings may be covered by Distributors.

Data support payments.     Compensation may include data support payments to certain holders or financial intermediaries of record for accounts in one or more of the Franklin Templeton mutual funds. A financial intermediary’s data support services may include the provision of analytical data on such accounts.

Other payments.     Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. Distributors makes payments for events it deems appropriate, subject to Distributors’ guidelines and applicable law.

You should ask your financial intermediary for information about any payments it receives from Distributors and any services provided.

In addition, Investor Services may make payments to financial intermediaries that provide administrative services to defined benefit plans. Investor Services does not seek reimbursement by the Fund for such payments.

Contingent deferred sales charge (CDSC) - Class A & C     If you invest any amount in Class C shares or $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any Class A shares you sell within 18 months and any Class C shares you sell within 12 months of purchase. The CDSC is 1% for Class C and 0.75% for Class A of the value of the shares sold or the net asset value at the time of purchase, whichever is less.

CDSC waivers.     The CDSC for any share class will be waived for:

  Account fees
  Redemptions by the Fund when an account falls below the minimum required account size
  Redemptions following the death of the shareholder or beneficial owner
  Redemptions through a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

Exchange privilege     If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, tax-exempt municipal securities, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, tax-exempt municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

In certain comprehensive fee or advisory programs that hold Class A shares, at the discretion of the financial intermediary, you may exchange to Advisor Class shares or Class Z shares (if offered by the fund).

Class C shares of a Franklin Templeton Investment fund may be exchanged for Advisor Class or Class Z shares of the same fund, if offered by the fund, provided you meet the fund’s eligibility requirements for purchasing Advisor Class or Class Z shares. Unless otherwise permitted, the Class C shares that you wish to exchange must not currently be subject to any CDSC.

Systematic withdrawal plan     Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn, if the Fund receives notification of the shareholder's death or incapacity, or if mail is returned to the Fund marked “unable to forward” by the postal service.

Redemptions in kind     The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

Share certificates     We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

General information     If the Fund receives notification of the shareholder’s death or if mail is returned to the Fund by the postal service, we will consider this a request by you to change your dividend option to reinvest all future distributions until we receive new instructions. If the item of mail returned is a check, the proceeds may be reinvested in additional shares at the current day’s net asset value.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application or Bank Trust Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before 1 p.m. Pacific time or (b) through the National Securities Clearing Corporation’s automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after 1 p.m. Pacific time. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Fund, Distributors and/or Investor Services may incur. “Good order” refers to a transaction request where the investor or financial intermediary (or other person authorized to make such requests) has provided complete information (e.g., fund and account information and the dollar amount of the transaction) to enable the processing of such request.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys’ fees and court costs, by unilaterally redeeming shares from your account.

The Fund may be required (i) pursuant to a validly issued levy, to sell your shares and remit the proceeds to a levying officer or to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture or other form of legal process, to sell your shares and remit the proceeds to the U.S. or state government as directed.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests in any form (written, telephone, or online). We will investigate any unauthorized request that you report to us and we will ask you to cooperate with us in the investigation, which may require you to file a police report and complete a notarized affidavit regarding the unauthorized request. We will assist in the claims process, on your behalf, with other financial institutions regarding the unauthorized request.

Using good faith efforts, the investment manager attempts to identify class action litigation settlements and regulatory or governmental recovery funds involving securities presently or formerly held by the Fund or issuers of such securities or related parties (Claims) in which the Fund may be eligible to participate. When such Claims are identified, the investment manager will cause the Fund to file proofs of claim. Currently, such Claim opportunities predominate in the U.S. and in Canada; the investment manager’s efforts are therefore focused on Claim opportunities in those jurisdictions. The investment manager may learn of such class action lawsuit or victim fund recovery opportunities in jurisdictions outside of North America (Foreign Actions), in which case the investment manager has complete discretion to determine, on a case-by-case basis, whether to cause the Fund to file proofs of claim in such Foreign Actions. In addition, the investment manager may participate in bankruptcy proceedings relating to securities held by the Fund and join creditors’ committees on behalf of the Fund.

Further, the investment manager may on occasion initiate and/or recommend, and the board of trustees of the Fund may approve, pursuit of separate litigation against an issuer or related parties in connection with securities presently or formerly held by the Fund (whether by opting out of an existing class action lawsuit or otherwise).

The Underwriter

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Fund's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors does not receive compensation from the Fund for acting as underwriter of the Fund's Class R6 and Advisor Class shares.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Fund’s Class A and C shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended May 31:

	Total Commissions Received ($)	Amount Retained by Distributors ($)	Amount Received in Connection with Redemptions and Repurchases ($)
2017
California High Yield Fund	1,899,397	305,914	66,734
Tennessee Fund	568,642	85,327	71
2016
California High Yield Fund	2,059,778	333,565	76,380
Tennessee Fund	561,474	84,024	64
2015
California High Yield Fund	2,124,793	351,495	40,400
Tennessee Fund	723,079	105,024	1,748

Distributors may be entitled to payments from the Fund under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.

Distribution and service (12b-1) fees - Class A and C     The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Fund and its shareholders. The plans are expected to, among other things, increase advertising of the Fund, encourage purchases of Fund shares and service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, with a positive impact on per share expense ratios. In addition, a positive cash flow into the Fund is useful in managing the Fund because the investment manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the Fund pays Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); and the expenses of printing prospectuses and reports used for sales purposes, of marketing support and of preparing and distributing sales literature and advertisements. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class and are calculated, as a percentage of such class’ net assets, over the 12-month period of February 1 through January 31. Because this 12-month period may not match the Fund’s fiscal year, the amount, as a percentage of a class’ net assets, for the Fund’s fiscal year may vary from the amount stated under the applicable plan, but will never exceed that amount during the 12-month period of February 1 through January 31.

The Class A and C plans.     The Fund may pay up to 0.15% per year of Class A's average daily net assets (although each Fund is currently only reimbursing up to 0.10%).

The California High Yield Fund pays Distributors up to 0.65% per year of Class C's average daily net assets, out of which 0.15% may be paid for services to the shareholders (service fees). The Class C plan also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class C shares.

The Class A plan is a reimbursement plan. It allows the Fund to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Fund will not reimburse more than the maximum amount allowed under the plan. Any unreimbursed expenses from one year may not be carried over to or reimbursed in later years.

The Class C plan is a compensation plan. It allows the California High Yield Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plan.

Under the Class A plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended May 31, 2017, were:

	California High Yield Fund ($)	Tennessee Fund ($)
Advertising	75,646	6,463
Printing and mailing prospectuses other than to current shareholders	267	48
Payments to underwriters	16,768	1,218
Payments to broker-dealers	1,324,122	285,371
Other	—	—
Total	1,416,803	293,100

Under the Class C plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended May 31, 2017, were:

California High Yield Fund ($)
Advertising	116,872
Printing and mailing prospectuses other than to current shareholders	356
Payments to underwriters	24,826
Payments to broker-dealers	2,337,878
Other	—
Total	2,479,932

In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, the investment manager or Distributors or other parties on behalf of the Fund, the investment manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

Performance

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions, average annual total return after taxes on distributions and sale of shares and current yield quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Average annual total return before taxes     Average annual total return before taxes is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return before taxes quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one-time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.

The following SEC formula is used to calculate these figures:

where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

Average annual total return after taxes on distributions     Average annual total return after taxes on distributions is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The Fund’s sales literature and advertising commonly refer to this calculation as the Fund’s after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one-time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.

The following SEC formula is used to calculate these figures:

where:

P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions)

n = number of years

ATVD = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption

Average annual total return after taxes on distributions and sale of fund shares     Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption are separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

The Fund’s sales literature and advertising commonly refer to this calculation as the Fund’s after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one-time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.

The following SEC formula is used to calculate these figures:

where:

P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions and redemptions)

n = number of years

ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption

Cumulative total return     Like average annual total return, cumulative total return assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return.

Current yield     Current yield shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period.

This SEC standardized yield reflects an estimated yield to maturity for each obligation held by the Fund which takes into account the current market value of the obligation and may reflect some judgments as to the ultimate realizable value of the obligation. This SEC standardized yield should be regarded as an estimate of the Fund's current rate of investment income, and it may not equal the Fund's actual income dividend distribution rate, the income paid to a shareholder's account or the income reported in the Fund's financial statements.

The following SEC formula is used to calculate these figures:

where:

a = dividends and interest earned during the period

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d = the maximum offering price per share on the last day of the period

Taxable-equivalent yield     The Fund also may quote a taxable-equivalent yield that shows the before-tax yield that would have to be earned from a taxable investment to equal the yield. Taxable-equivalent yield is computed by dividing the portion of the yield that is tax-exempt by one minus the highest applicable combined federal and state income tax rate and adding the product to the portion of the yield that is not tax-exempt, if any.

From time to time, as any changes to the rates become effective, taxable-equivalent yield quotations advertised by the Fund will be updated to reflect these changes. The Fund expects updates may be necessary as tax rates are changed by federal and state governments. The advantage of tax-free investments, like the Fund, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for the Fund.

Current distribution rate     Current yield and taxable-equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable-equivalent distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than interest, if any, and is calculated over a different period of time.

A taxable-equivalent distribution rate shows the taxable distribution rate equivalent to the current distribution rate. The advertised taxable-equivalent distribution rate will reflect the most current federal and state tax rates available to the Fund.

Volatility     Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

Other performance quotations     The Fund also may quote the performance of Class A shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

The Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

Miscellaneous Information

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services more than 2 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has, as of August 31, 2017, over $747 billion in assets under management for more than 3 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 131 U.S. based open-end investment companies to the public. The Fund may identify itself by its NASDAQ symbol or CUSIP number.

Under current federal and state income tax laws, municipal securities remain one of the few investments offering the potential for tax-free income. In 2017, the tax cost of a fully taxable investment could reach $51.07 on every $100 of investment earnings. This is based on the highest federal personal income tax rate of 43.4% and the highest combined state and local personal income tax rate of 12.7%. The combined tax rate of 51.07% assumes a federal income tax deduction for the full amount of the state and local income taxes. Federal and state income tax rates are as of June 19, 2017, and are subject to change as federal and state legislatures search for new revenue to meet expected budget shortfalls. Franklin tax-free funds, however, offer tax relief through a professionally managed portfolio of tax-free securities selected based on their yield, quality and maturity. An investment in a Franklin tax-free fund may provide you with the potential to earn income free from regular federal income tax and, depending on the fund and your state of residence, state and local tax as well, while supporting state and local public projects. A portion, or a small portion, of the tax-free funds’ income dividends may be subject to the federal alternative minimum tax. Franklin tax-free funds may also provide tax-free compounding when tax-free income is reinvested. An investment in Franklin's tax-free funds can grow more rapidly than similar taxable investments. Shareholders should also be aware that many states are experiencing budget shortfalls in their annual budgets and these states may raise taxes on investment income to generate additional revenue to cover these shortfalls. Tax-free compounding may create one more reason why investors should consider an investment in a tax-free fund as an investment opportunity at this time.

Municipal securities are generally considered to be creditworthy, second in quality only to securities issued or guaranteed by the U.S. government and its agencies. The market price of municipal securities, however, may fluctuate. This fluctuation will have a direct impact on the net asset value of the Fund's shares.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

Description of Ratings

Municipal Bond Ratings

Moody's

Municipal Ratings are the opinions of the investment quality of issuers and issues in the U.S. municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody's municipal long-term rating scale differs from Moody's general long-term rating scale. It is important that users of Moody's ratings understand these differences when making rating comparisons between the Municipal and Global Scales.

Municipal Ratings are based upon the analysis of five primary factors related to municipal finance: market position, financial position, debt levels, finances, governance and covenants. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

INVESTMENT GRADE

Aaa: Issues or issuers rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Aa: Issues or issuers rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

A: Issues or issuers rated A present above-average creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Baa: Issues or issuers rated Baa represent average creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

BELOW INVESTMENT GRADE

Ba: Issues or issuers rated Ba demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

B: Issues or issuers rated B demonstrate weak creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Caa: Issues or issuers rated Caa demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Ca: Issues or issuers rated Ca demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

C: Issues or issuers demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Con.(*): Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon the completion of construction or the elimination of the basis of the condition.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue or issuer ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue or issuer ranks in the lower end of its generic rating category.

S&P®

S&P's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a statement of fact or recommendation to purchase, sell, or hold a financial obligation or make any investment decisions. Nor is it a comment regarding an issue's market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

INVESTMENT GRADE

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than an obligation in the higher rating categories. However, the obligor's capacity to meet its financial commitment is considered still strong.

BBB: An obligation rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BELOW INVESTMENT GRADE

BB, B, CCC, CC, C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While these obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A C rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating is also used upon the filing of a bankruptcy petition or the taking of a similar action if payments on the obligation are jeopardized.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

pr: The designation "pr" indicates that the rating is provisional. Such a rating assumes the successful completion of the project financed by the debt being rated and also indicates that payment of the debt service is largely or entirely dependent upon the successful and timely completion of the project. This rating addresses credit quality subsequent to the completion of the project, but makes no comment on the likelihood of or the risk of default upon failure of such completion.

Municipal Note Ratings

Moody's

Moody's ratings for municipal short-term investment grade obligations are designated Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation. Symbols used will be as follows:

INVESTMENT GRADE

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not so large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

BELOW INVESTMENT GRADE

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

S&P®

New municipal note issues due in three years or less, will usually be assigned the ratings below. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a strong capacity to pay principal and interest. Issues determined to possess a very strong capacity to pay debt service are given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the terms of the notes.

SP-3: Issues carrying this designation have a speculative capacity to pay principal and interest.

Short-Term Debt Ratings

Moody's

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs and to individual short-term debt instruments. These obligations generally have an original maturity not exceeding 13 months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Issuers (or supporting institutions) so rated have a superior ability to repay short-term debt obligations.

P-2 (Prime-2): Issuers (or supporting institutions) so rated have a strong ability to repay short-term debt obligations.

P-3 (Prime-3): Issuers (or supporting institutions) so rated have an acceptable ability to repay short-term debt obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P®

S&P's ratings are a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1: This designation indicates that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: Issues carrying this designation are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations carrying the higher designations. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3: Issues carrying this designation exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Issues carrying this designation are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Issues carrying this designation are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Issues carrying this designation are in payment default. The D rating category is used when payments on an obligation are not made on the due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

State Tax Treatment

The following information on the state income tax treatment of dividends from the Funds is for general information only and is not tax advice. You may be subject to local taxes on dividends and/or the value of your shares. Shareholders should consult their tax advisors before making an investment in a Fund. Except where otherwise noted, the information pertains to individual state income taxation only. Corporations, trusts, estates and other entities may be subject to income, franchise and other local taxes on their investments in the Fund. For some investors, all or a portion of the dividend income may be subject to the federal and/or state alternative minimum tax. In addition, interest on indebtedness incurred to carry tax-exempt obligations and expenses incurred in the production of such tax-exempt income may reduce the amount of income excluded from taxation (or be required to be added to the tax base) in some states.

California     Distributions of exempt-interest dividends will be exempt from California's personal income tax to the extent that they are derived from interest on obligations of the state of California or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam) (“California exempt-interest dividends”), provided that (i) the dividends do not exceed the amount of interest (reduced by certain non-deductible expenses) received by the Fund during its taxable year on obligations that, when held by an individual, the interest therefrom is exempt from taxation by California, (ii) the Fund properly designates the dividends as California exempt-interest dividends in a written notice mailed to shareholders, and (iii) at the close of each quarter of the Fund’s taxable year, at least 50% of the value of its total assets consists of obligations which, when held by an individual, the interest therefrom is exempt from taxation by California. To the extent the Fund’s distributions are derived from interest on taxable investments or from gain from the sale of investments or are attributable to the portion of the Fund’s tax-exempt interest that is not derived from obligations of the state of California or its political subdivisions, or from interest on qualifying U.S. territorial obligations, they will constitute taxable income for California personal income tax purposes. Capital gain dividends paid by the Fund are treated as capital gains which are taxed at ordinary income tax rates for California personal income tax purposes. Effective January 1, 2010, residents of California may be subject to backup withholding at 7% on the proceeds from the sale of Fund shares. Because of these tax exemptions, the Fund may not be a suitable investment for retirement plans and other tax-exempt investors, or for residents of states other than California.

Distributions from the Fund, including distributions of California exempt-interest dividends, will generally be taxable to shareholders that are subject to the California franchise tax on business corporations. Shareholders that are subject to other California state or local taxes should consult their tax advisers regarding the application of such taxes to their investment.

Tennessee     Distributions of exempt-interest dividends will be exempt from the Tennessee stock and bond income tax to the extent that they are derived from interest on obligations of the state of Tennessee or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam) (“Tennessee exempt-interest dividends”). To the extent the Fund’s distributions are derived from interest on taxable investments or from gain from the sale of investments or are attributable to the portion of the Fund’s tax-exempt interest that is not derived from obligations of the state of Tennessee or its political subdivisions, or from interest on qualifying U.S. territorial obligations, they generally will be taxable for purposes of the Tennessee stock and bond income tax. Because of these tax exemptions, the Fund may not be a suitable investment for retirement plans and other tax-exempt investors, or for residents of states other than Tennessee.

Distributions from (or the value of) the Fund, including distributions of Tennessee exempt-interest dividends, will generally be taxable to shareholders that are subject to the Tennessee franchise and excise tax. Shareholders that are subject to other Tennessee state or local taxes should consult their tax advisers regarding the application of such taxes to their investment.

FRANKLIN MUNICIPAL SECURITIES TRUST

FILE NOS. 033-44132 &

811-06481

PART C

OTHER INFORMATION

Item 28. Exhibits The following exhibits are incorporated by reference to the previously filed documents indicated below, except as noted:

(a)	Agreement and Declaration of Trust

(i)

Amended and Restated Agreement and Declaration of Trust dated May 21, 2007

Filing: Post-Effective Amendment No. 28 to Registration Statement on Form N-1A

File No. 033-44132

Filing Date: September 27, 2012

(ii)

Certificate of Amendment of Agreement and Declaration of Trust dated May 21, 2007

Filing: Post-Effective Amendment No. 26 to Registration Statement on Form N-1A

File No. 033-44132

Filing Date: September 27, 2011

(b)	By-Laws

(i)

Amended and Restated By-Laws of Franklin Municipal Securities Trust, effective as of May 21, 2007

Filing: Post-Effective Amendment No. 22 to Registration Statement on Form N-1A

File No. 033-44132

Filing Date: September 27, 2007

(c)	Instruments Defining Rights of Security Holders

(i) Amended and Restated Agreement and Declaration
(a) Article III, Shares
(b) Article V, Shareholders’ Voting Powers and Meetings
(c) Article VI, Net Asset Value, Distributions, Redemptions and Transfers
(d) Articles VIII, Certain Transactions – Section 4
(e) Articles X, Miscellaneous – Section 4

(ii) Amended and Restated By-Laws
(a) Article II, Meetings of Shareholders
(b) Article VI, Records and Reports – Section 1, 2 and 3
(c) Article VII, General Matters: - Sections 3, 4, 6 and 7
(d) Articles VIII, Amendment – Section 1

(iii) Part B: Statement of Additional Information – Item 22

(d)	Investment Advisory Contracts

(i)

Management Agreement between Registrant and Franklin Advisers, Inc. dated February 26, 1992

Filing: Post-Effective Amendment No. 7 to Registration Statement on Form N-1A

File No. 033-44132

Filing Date: July 31, 1995

(ii)

Amendment to Management Agreement between Registrant and Franklin Advisers, Inc. dated August 1, 1995

Filing: Post-Effective Amendment No. 8 to Registration Statement on Form N-1A

File No. 033-44132

Filing Date: February 28, 1996

(iii)

Addendum dated January 1, 2008 to Investment Management Agreement made as of February 26, 1992, as amended May 1, 2005 and August 1, 1995, between Registrant and Franklin Advisers, Inc.

Filing: Post-Effective Amendment No. 23 to Registration Statement Form N-1A

File No. 033-44132

Filing Date: September 25, 2008

(e)	Underwriting Contracts

(i)

Amended and Restated Distribution Agreement between Registrant and Franklin/Templeton Distributors, Inc. dated January 1, 2011

Filing: Post-Effective Amendment No. 26 to Registration Statement on Form N-1A

File No. 033-44132

Filing Date: September 27, 2011

(ii)

Forms of Selling Agreement between Franklin/Templeton Distributors, Inc. and Securities Dealers dated May 1, 2010

Filing: Post-Effective Amendment No. 25 to Registration Statement on Form N-1A

File No. 033-44132

Filing Date: September 28, 2010

(f)	Bonus or Profit Sharing Contracts

Not Applicable

(g)	Custodian Agreements

(i)

Master Custody Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996

Filing: Post-Effective Amendment No. 13 to Registration Statement on Form N-1A

File No. 033-44132

Filing Date: July 23, 1999

(ii)

Amendment dated May 7, 1997, to the Master Custody Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996

Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A

File No. 033-44132

Filing Date: July 22, 1998

(iii)

Amendment dated February 27, 1998, to Master Custody Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996

Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A

File No. 033-44132

Filing Date: July 22, 1998

(iv)

Amendment dated January 27, 2017 to Exhibit A of the Master Custody Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996

Filing: Post-Effective Amendment No. 40 to Registration Statement on Form N-1A

File No. 033-44132

Filing Date: July 27, 2017

(v)

Terminal Link Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996

Filing: Post-Effective Amendment No. 13 to Registration Statement on Form N-1A

File No. 033-44132

Filing Date: July 23, 1999

(vi)

Amendment dated January 27, 2017 to Exhibit A of the Terminal Link Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996

Filing: Post-Effective Amendment No. 40 to Registration Statement on Form N-1A

File No. 033-44132

Filing Date: July 27, 2017

(h)	Other Material Contracts

(i)

Amended and Restated Subcontract for Fund Administrative Services between Franklin Advisers, Inc. and Franklin Templeton Services, LLC dated February 28, 2012 and amended as of May 1, 2014

Filing: Post-Effective Amendment No. 34 to Registration Statement on Form N-1A

File No. 033-44132

Filing Date: September 28, 2015

(ii)

Amended and Restated Transfer Agent and Shareholder Services Agreement between the Registrant and Franklin Templeton Investor Services, LLC dated June 1, 2014

Filing: Post-Effective Amendment No. 32 to Registration Statement on Form N-1A

File No. 033-44132

Filing Date: September 26, 2014

(i)	Legal Opinion

(i) Opinion and Consent of Counsel dated July 14, 1998 Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A File No. 033-44132 Filing Date: July 22, 1998

(j)	Other Opinions

(i) Consent of Independent Registered Public Accounting Firm

(k)	Omitted Financial Statements

Not Applicable

(l)	Initial Capital Agreements

(i) Letters of Understanding dated February 11, 1992 and March 6, 1992 Filing: Post-Effective Amendment No. 7 to Registration Statement on Form N-1A File No. 033-44132 Filing Date: July 31, 1995

(m)	Rule 12b-1 Plan

(i)

Amended and Restated Class A Distribution Plan between Registrant, on behalf of Franklin California High Yield Municipal Fund, and Franklin/Templeton Distributors, Inc. dated February 1, 2009

Filing: Post-Effective Amendment No. 24 to Registration Statement on Form N-1A

File No. 033-44132

Filing Date: September 25, 2009

(ii)

Amended and Restated Class A Distribution Plan between Registrant, on behalf of Franklin Tennessee Municipal Bond Fund, and Franklin/Templeton Distributors, Inc. dated February 1, 2009

Filing: Post-Effective Amendment No. 24 to Registration Statement on Form N-1A

File No. 033-44132

Filing Date: September 25, 2009

(iii)

Amended and Restated Class C Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of Franklin California High Yield Municipal Fund, and Franklin/Templeton Distributors, Inc. dated July 9, 2009

Filing: Post-Effective Amendment No. 24 to Registration Statement on Form N-1A

File No. 033-44132

Filing Date: September 25, 2009

(n)	Rule 18f-3 Plan

(i)

Form of Multiple Class Plan on behalf of Franklin California High Yield Municipal Fund

Filing: Post-Effective Amendment No. 40 to Registration Statement on Form N-1A

File No. 033-44132

Filing Date: July 27, 2017

(ii)

Form of Amended Multiple Class Plan on behalf of Franklin Tennessee Municipal Bond Fund

Filing: Post-Effective Amendment No. 40 to Registration Statement on Form N-1A

File No. 033-44132

Filing Date: July 27, 2017

(p)	Code of Ethics

(i) Code of Ethics dated May 1, 2013 Filing: Post-Effective Amendment No. 32 to Registration Statement on Form N-1A File No. 033-44132 Filing Date: September 26, 2014

(q)	Power of Attorney

(i) Power of Attorney dated June 13, 2013
Filing: Post-Effective Amendment No. 30 to Registration Statement on Form N-1A File No. 033-44132 Filing Date: September 27, 2013

(ii) Power of Attorney dated October 1, 2014 – Mary C. Choksi Filing: Post-Effective Amendment No. 34 to Registration Statement on Form N-1A File No. 033-44132 Filing Date: September 28, 2015

      (iii)    Power of Attorney for Matthew T. Hinkle dated May 23, 2017

Item 29.    Persons Controlled by or Under Common Control with

Registrant

None

Item 30.    Indemnification

The Amended and Restated Agreement and Declaration of Trust (the "Declaration") provides that any person who is or was a Trustee, officer, employee or other agent, including the underwriter, of such Trust shall be liable to the Trust and its shareholders only for (1) any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, or (2) the person's own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person (such conduct referred to herein as Disqualifying Conduct) and for nothing else. Except in these instances and to the fullest extent that limitations of liability of agents are permitted by the Delaware Statutory Trust Act (the "Delaware Act"), these Agents (as defined in the Declaration) shall not be responsible or liable for any act or omission of any other Agent of the Trust or any investment adviser or principal underwriter. Moreover, except and to the extent provided in these instances, none of these Agents, when acting in their respective capacity as such, shall be personally liable to any other person, other than such Trust or its shareholders, for any act, omission or obligation of the Trust or any trustee thereof.

The Trust shall indemnify, out of its property, to the fullest extent permitted under applicable law, any of the persons who was or is a party, or is threatened to be made a party to any Proceeding (as defined in the Declaration) because the person is or was an Agent of such Trust. These persons shall be indemnified against any Expenses (as defined in the Declaration), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with the Proceeding if the person acted in good faith or, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent shall not in itself create a presumption that the person did not act in good faith or that the person had reasonable cause to believe that the person's conduct was unlawful. There shall nonetheless be no indemnification for a person's own Disqualifying Conduct.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with securities being registered, the Trust may be required, unless in the opinion of its counsel the matter has been settled by controlling precedent, to submit to a court or appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.    Business and Other Connections of the Investment Adviser

The officers and directors of Franklin Advisers, Inc. (Advisers), Registrant's investment manager also serve as officers and/or directors/trustees for (1) Advisers' corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in Franklin Templeton Investments.  For additional information please see Part B and Schedules A and D of Form ADV of Advisers (SEC File 801-26292), incorporated herein by reference, which set forth the officers and directors of Advisers and information as to any business, profession, vocation or employment of a substantial nature engages in by those officers and directors during the past two years.

Item 32.    Principal Underwriters

a)    Franklin/Templeton Distributors, Inc. (Distributors) also acts as principal underwriter of shares of:

Franklin Alternative Strategies Funds

Franklin California Tax-Free Income Fund

Franklin California Tax-Free Trust

Franklin Custodian Funds

Franklin ETF Trust

Franklin Federal Tax-Free Income Fund

Franklin Fund Allocator Series

Franklin Global Trust

Franklin Gold and Precious Metals Fund

Franklin High Income Trust

Franklin Investors Securities Trust

Franklin Managed Trust

Franklin Mutual Series Funds

Franklin New York Tax-Free Income Fund

Franklin New York Tax-Free Trust

Franklin Real Estate Securities Trust

Franklin Strategic Mortgage Portfolio

Franklin Strategic Series

Franklin Tax-Free Trust

Franklin Templeton ETF Trust

Franklin Templeton Global Trust

Franklin Templeton International Trust

Franklin Templeton U.S. Government Money Fund Trust

Franklin Templeton Variable Insurance Products Trust

Franklin U.S. Government Money Fund

Franklin Value Investors Trust

Institutional Fiduciary Trust

Templeton China World Fund

Templeton Developing Markets Trust

Templeton Funds

Templeton Global Investment Trust

Templeton Global Opportunities Trust

Templeton Global Smaller Companies Fund

Templeton Growth Fund, Inc.

Templeton Income Trust

Templeton Institutional Funds

b)    The information required with respect to each director and officer of Distributors is incorporated by reference to Part B of this N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 008-05889).

c)    Not Applicable.  Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

Item 33.    Location of Accounts and Records

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 are kept by the Fund at One Franklin Parkway, San Mateo, CA  94403-1906 or its shareholder service agent, Franklin Templeton Investor Services, LLC at 3344 Quality Drive, Rancho Cordova, CA 95670-7313.

Item 34.    Management Services

There are no management-related service contracts not discussed in Part A or Part B.

Item 35.    Undertakings

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 25th day of September, 2017.

FRANKLIN MUNICIPAL SECURITIES TRUST

(Registrant)

By:   /s/ Karen L. Skidmore

Karen L. Skidmore

      Vice-President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

CHRISTOPHER J. MOLUMPHY*

Christopher J. Molumphy	President and Chief Executive Officer-Investment Management Dated: September 25, 2017

MATTHEW T. HINKLE*

Matthew T. Hinkle

Chief Executive Officer-Finance and Administration Dated: September 25, 2017

GASTON GARDEY*

Gaston Gardey	Chief Financial Officer, Chief Accounting Officer and Treasurer Dated: September 25, 2017

HARRIS J. ASHTON* Harris J. Ashton	Trustee Dated: September 25, 2017

MARY C. CHOKSI* Mary C. Choksi	Trustee Dated: September 25, 2017

EDITH E. HOLIDAY* Edith E. Holiday	Trustee Dated: September 25, 2017

GREGORY E. JOHNSON*

Gregory E. Johnson	Trustee Dated: September 25, 2017

RUPERT H. JOHNSON, JR.*

Trustee
Rupert H. Johnson, Jr.	Dated: September 25, 2017

J. MICHAEL LUTTIG* J. Michael Luttig	Trustee Dated: September 25, 2017

LARRY D. THOMPSON*

Trustee

Larry D. Thompson

Dated: September 25, 2017

JOHN B. WILSON*

Trustee

John B. Wilson

Dated: September 25, 2017

*By   /s/ Karen L. Skidmore

Karen L. Skidmore, Attorney-in-Fact

(Pursuant to Power of Attorney previously filed)

FRANKLIN MUNICIPAL SECURITIES TRUST

REGISTRATION STATEMENT

EXHIBITS INDEX

The following exhibits are attached:

EXHIBIT NO.	DESCRIPTION

EX-99.(j)(i)	Consent of Independent Registered Public Accounting Firm

 EX-99.(q)(i)         Power of Attorney for Matthew T. Hinkle dated May 23, 2017